UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22954

HIMCO VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices) (Zip code)

Brenda J. Page

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 297-6444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT INDEX FUND

TOKYO
THU MAY

2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

U.S. equity and bond markets continued to perform well in 2014. U.S. equities (as represented by the S&P 500 Index1) rose 13.69% for the year, while U.S. bonds (as represented by the Barclays U.S. Aggregate Bond Index2) rose 5.97%. International markets did not fare as well.

The S&P 500 Index ended the year slightly below its all-time high reached on December 29, 2014. Solid corporate earnings and encouraging U.S. macroeconomic data overcame geopolitical tensions and reduced prospects for growth outside the U.S. The U.S. unemployment rate fell during the year to 5.6%, the lowest level since June 2008. On average nearly 250,000 new jobs were created every month in 2014, 50,000 more per month than in 2013. In the third quarter of 2014, gross domestic product, the most recognized measure of economic growth, rose 5%. The price of a barrel of oil fell nearly 50% during the second half of the year, driving down gasoline prices and providing a lift to consumer spending.

U.S. bond prices benefited from continued low interest rates (bond prices move in the opposite direction of interest rates). Many market participants expected rates to increase as the economy improved and the U.S. Federal Reserve ended quantitative easing. However, sub-par growth in the eurozone and Japan, combined with diminished growth in China, have helped dampen interest rates. Central bankers outside the U.S. are engaging in quantitative easing programs to help stimulate growth, but these moves may also further lower local interest rates and thus increase demand for higher yielding U.S. Treasuries. Weaker growth in the rest of the world may also slow U.S. growth. These outcomes could help keep U.S. interest rates lower for longer.

Looking ahead to 2015, we expect the pace of U.S. growth relative to other economies, along with the actions of central bankers around the world, to be themes of keen interest to investors.

Preparation for whatever markets may deliver is no easy task, and that is why you should consider regular reviews with your financial advisor.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar,

President, HVIT

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
[2]	The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

HIMCO VIT Index Fund

This report is prepared for the general information of variable annuity and variable life contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT Index Fund inception 05/01/1987

(Effective October 20, 2014, Hartford Index HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT Index Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment objective – The Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
HIMCO VIT Index Class IA	13.33%	15.10%	7.36%
HIMCO VIT Index Class IB	13.01%	14.81%	7.10%
S&P 500 Index	13.69%	15.45%	7.67%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

Operating Expenses*	Net	Gross
HIMCO VIT Index Class IA	0.33%	0.35%
HIMCO VIT Index Class IB	0.58%	0.60%

*	As shown in the Fund’s current prospectus dated October 20, 2014. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until April 30, 2016, and shall renew automatically for one-year terms unless the adviser provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

All investments are subject to risk including the possible loss of principal. The primary risks of investing in the Fund are described below. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Passive Management Risk: The Fund is not actively managed, and will generally remain fully invested even when stock prices are falling.

Index Tracking Risk: The Fund’s performance may not match or correlate to that of its index, which may cause the Fund’s performance to be lower than expected.

2

HIMCO VIT Index Fund

Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Manager

Paul Bukowski, CFA

Executive Vice President and Head of Quantitative Equities

Edward Caputo, CFA

Senior Vice President

How did the Fund perform?

The Class IA shares of the HIMCO VIT Index Fund (the “Fund”) returned 13.33% for the 12-month period ending December 31, 2014. The Fund performed very closely to its benchmark, the S&P 500 Index, which returned 13.69%.1

Why did the Fund perform this way?

By design, the Fund is managed to mimic the performance of the S&P 500 Index and is expected to perform in line with the index. However, we do not purchase the stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to HIG is reallocated across the life/health, property/casualty and multi-line insurance industries. The performance of the Fund tends to marginally differ from the benchmark, primarily due to trading in futures contracts, index events, minimal cash exposure, and lack of exposure to HIG.

Nine of the 10 sectors (as defined by GICS) within the index had positive returns for the year 2014. Utilities and health care led the way, gaining 28.9% and 25.3%, respectively, as investors looked for yield and turned defensive. The only sector that produced negative return was energy, which lost 7.8%.

On a stock level, the leading constituents in the S&P 500 Index for 2014 were Southwest Airlines Co., which rallied 126.3%, followed by Electronic Arts Inc., which gained 104.9%. Edwards Lifesciences Corp. rounded out the top three, finishing up 93.7%. Laggards for the period included the energy sector’s Transocean Ltd., which fell 59.9%, and Denbury Resources Inc., which dropped 49.6%.

What is the outlook?

The Fund will continue to invest in the S&P 500 Index with a focus on risk control and efficient trading. Performance of the Fund is expected to be similar to that of the index.

Turning the calendar to 2015, we believe that fundamentals are still positive as balance sheets hold ample cash positions and earnings growth is driven by moderate sales. Valuations appear to be neutral, with levels above long-term averages but consistent with the current rate environment and business/growth cycle. We expect volatility to trend higher in 2015 as pending rate hikes, the conclusion of Quantitative Easing III at the end of October 2014, and softness in European economies increase market uncertainty. Our 2015 year-end price target for the S&P 500 Index is 2080, which represents a low single-digit price return for the year, largely driven by earnings/revenue growth.

Possible risks to our outlook include commodity volatility, heightened geopolitical tensions, the potential for surprises in rate guidance, global monetary policy and unexpected weakness in economic indicators.

Diversification by Sector

as of December 31, 2014

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.1%
Consumer Staples	9.8
Energy	8.4
Financials	16.6
Health Care	14.1
Industrials	10.4
Information Technology	19.5
Materials	3.2
Telecommunication Services	2.3
Utilities	3.2

Total	99.6%

Short-Term Investments	0.5
Other assets and liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

1	Source: Bloomberg L.P.

3

HIMCO VIT Index Fund

Schedule of Investments

December 31, 2014

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.6%
	Automobiles & Components - 1.1%
15,176	BorgWarner, Inc.	$833,921
19,850	Delphi Automotive plc	1,443,492
258,395	Ford Motor Co.	4,005,122
90,650	General Motors Co.	3,164,592
18,449	Goodyear Tire & Rubber Co. (The)	527,088
14,389	Harley-Davidson, Inc.	948,379
44,762	Johnson Controls, Inc.	2,163,795

		13,086,389

	Banks - 6.1%
705,808	Bank of America Corp.	12,626,905
48,167	BB&T Corp.	1,873,215
203,397	Citigroup, Inc.	11,005,812
12,014	Comerica, Inc.	562,736
54,972	Fifth Third Bancorp	1,120,054
31,586	Hudson City Bancorp, Inc.	319,650
54,040	Huntington Bancshares, Inc.	568,501
250,859	JPMorgan Chase & Co.	15,698,756
57,925	KeyCorp	805,158
8,786	M&T Bank Corp.	1,103,697
19,754	People’s United Financial, Inc.	299,866
35,329	PNC Financial Services Group, Inc. (The)	3,223,065
92,263	Regions Financial Corp.	974,297
34,885	SunTrust Banks, Inc.	1,461,681
120,014	US Bancorp	5,394,629
316,635	Wells Fargo & Co.	17,357,931
13,498	Zions BanCorp.	384,828

		74,780,781

	Capital Goods - 7.5%
43,003	3M Co.	7,066,253
6,450	Allegion plc	357,717
16,400	AMETEK, Inc.	863,132
44,455	Boeing Co. (The)	5,778,261
40,687	Caterpillar, Inc.	3,724,081
11,451	Cummins, Inc.	1,650,891
41,038	Danaher Corp.	3,517,367
23,998	Deere & Co.	2,123,103
11,030	Dover Corp.	791,072
31,862	Eaton Corp. plc	2,165,342
46,549	Emerson Electric Co.	2,873,470
18,282	Fastenal Co.	869,492
9,119	Flowserve Corp.	545,590
10,546	Fluor Corp.	639,404
21,147	General Dynamics Corp.	2,910,250
673,776	General Electric Co.	17,026,319
52,580	Honeywell International, Inc.	5,253,794
24,090	Illinois Tool Works, Inc.	2,281,323
17,802	Ingersoll-Rand plc	1,128,469
8,665	Jacobs Engineering Group, Inc.(2)	387,239
6,660	Joy Global, Inc.	309,823
5,668	L-3 Communications Holdings, Inc.	715,358
18,043	Lockheed Martin Corp.	3,474,540
23,940	Masco Corp.	603,288
13,607	Northrop Grumman Corp.	2,005,536
23,725	PACCAR, Inc.	1,613,537
7,066	Pall Corp.	715,150
10,034	Parker-Hannifin Corp.	1,293,884
12,466	Pentair plc	827,992
9,599	Precision Castparts Corp.	2,312,207
14,606	Quanta Services, Inc.(2)	414,664

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.6% - (continued)
	Capital Goods - 7.5% - (continued)
20,662	Raytheon Co.	$2,235,009
9,120	Rockwell Automation, Inc.	1,014,144
8,834	Rockwell Collins, Inc.	746,296
6,632	Roper Industries, Inc.	1,036,913
3,860	Snap-on, Inc.	527,816
10,525	Stanley Black & Decker, Inc.	1,011,242
18,527	Textron, Inc.	780,172
6,700	United Rentals, Inc.(2)	683,467
56,866	United Technologies Corp.	6,539,590
4,065	WW Grainger, Inc.	1,036,128
12,159	Xylem, Inc.	462,893

		92,312,218

	Commercial & Professional Services - 0.7%
11,714	ADT Corp. (The)	424,398
6,424	Cintas Corp.	503,899
2,402	Dun & Bradstreet Corp. (The)	290,546
8,030	Equifax, Inc.	649,386
12,624	Iron Mountain, Inc., REIT	488,044
21,600	Nielsen N.V.	966,168
13,585	Pitney Bowes, Inc.	331,066
16,766	Republic Services, Inc.	674,831
9,092	Robert Half International, Inc.	530,791
5,591	Stericycle, Inc.(2)	732,868
28,028	Tyco International plc	1,229,308
28,436	Waste Management, Inc.	1,459,336

		8,280,641

	Consumer Durables & Apparel - 1.4%
18,447	Coach, Inc.	692,869
22,377	DR Horton, Inc.	565,914
3,000	Fossil Group, Inc.(2)	332,220
8,050	Garmin Ltd.	425,282
4,609	Harman International Industries, Inc.	491,826
7,537	Hasbro, Inc.	414,460
9,156	Leggett & Platt, Inc.	390,137
11,983	Lennar Corp., Class A	536,958
22,742	Mattel, Inc.	703,751
13,800	Michael Kors Holdings Ltd.(2)	1,036,380
4,200	Mohawk Industries, Inc.(2)	652,512
18,069	Newell Rubbermaid, Inc.	688,248
46,848	NIKE, Inc., Class B	4,504,435
22,499	PulteGroup, Inc.	482,829
5,500	PVH Corp.	704,935
4,086	Ralph Lauren Corp.	756,564
11,200	Under Armour, Inc., Class A(2)	760,480
23,176	VF Corp.	1,735,882
5,213	Whirlpool Corp.	1,009,967

		16,885,649

	Consumer Services - 1.7%
30,280	Carnival Corp.	1,372,592
2,111	Chipotle Mexican Grill, Inc.(2)	1,445,001
8,900	Darden Restaurants, Inc.	521,807
18,468	H&R Block, Inc.	622,002
14,292	Marriott International, Inc., Class A	1,115,205
65,275	McDonald’s Corp.	6,116,267
11,200	Royal Caribbean Cruises Ltd.	923,216
50,183	Starbucks Corp.	4,117,515
11,965	Starwood Hotels & Resorts Worldwide, Inc.	970,003
8,291	Wyndham Worldwide Corp.	711,036

The accompanying notes are an integral part of these financial statements.

4

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.6% - (continued)
	Consumer Services - 1.7% - (continued)
5,427	Wynn Resorts Ltd.	$807,321
29,371	Yum! Brands, Inc.	2,139,677

		20,861,642

	Diversified Financials - 5.3%
3,700	Affiliated Managers Group, Inc.(2)	785,288
59,726	American Express Co.	5,556,907
12,390	Ameriprise Financial, Inc.	1,638,577
75,590	Bank of New York Mellon Corp. (The)	3,066,686
122,249	Berkshire Hathaway, Inc., Class B(2)	18,355,687
8,568	BlackRock, Inc.	3,063,574
37,290	Capital One Financial Corp.	3,078,289
77,183	Charles Schwab Corp. (The)	2,330,155
21,140	CME Group, Inc.	1,874,061
30,469	Discover Financial Services	1,995,415
19,252	E*TRADE Financial Corp.(2)	466,957
26,318	Franklin Resources, Inc.	1,457,228
27,204	Goldman Sachs Group, Inc. (The)	5,272,951
7,565	Intercontinental Exchange, Inc.	1,658,929
28,823	Invesco Ltd.	1,139,085
6,729	Legg Mason, Inc.	359,127
21,178	Leucadia National Corp.	474,811
18,241	McGraw Hill Financial, Inc.	1,623,084
12,364	Moody’s Corp.	1,184,595
102,496	Morgan Stanley	3,976,845
7,829	NASDAQ OMX Group, Inc. (The)	375,479
27,400	Navient Corp.	592,114
14,767	Northern Trust Corp.	995,296
28,068	State Street Corp.	2,203,338
17,358	T Rowe Price Group, Inc.	1,490,358

		65,014,836

	Energy - 8.4%
33,967	Anadarko Petroleum Corp.	2,802,277
25,308	Apache Corp.	1,586,052
29,031	Baker Hughes, Inc.	1,627,768
27,518	Cabot Oil & Gas Corp.	814,808
13,238	Cameron International Corp.(2)	661,238
34,936	Chesapeake Energy Corp.	683,698
126,813	Chevron Corp.	14,225,882
5,900	Cimarex Energy Co.	625,400
82,620	ConocoPhillips	5,705,737
15,425	CONSOL Energy, Inc.	521,519
23,993	Denbury Resources, Inc.	195,063
25,813	Devon Energy Corp.	1,580,014
4,528	Diamond Offshore Drilling, Inc.	166,223
15,750	Ensco plc, Class A	471,713
36,756	EOG Resources, Inc.	3,384,125
10,141	EQT Corp.	767,674
283,930	Exxon Mobil Corp.	26,249,328
15,603	FMC Technologies, Inc.(2)	730,845
56,957	Halliburton Co.	2,240,119
7,288	Helmerich & Payne, Inc.	491,357
17,096	Hess Corp.	1,262,027
113,971	Kinder Morgan, Inc.	4,822,113
45,367	Marathon Oil Corp.	1,283,432
18,783	Marathon Petroleum Corp.	1,695,354
11,172	Murphy Oil Corp.	564,409
19,526	Nabors Industries Ltd.	253,447
28,833	National Oilwell Varco, Inc.	1,889,426
9,329	Newfield Exploration Co.(2)	253,002

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.6% - (continued)
	Energy - 8.4% - (continued)
17,058	Noble Corp. plc	$282,651
24,120	Noble Energy, Inc.	1,144,012
52,026	Occidental Petroleum Corp.	4,193,816
13,984	ONEOK, Inc.	696,263
37,110	Phillips 66	2,660,787
9,987	Pioneer Natural Resources Co.	1,486,565
11,217	QEP Resources, Inc.	226,808
11,162	Range Resources Corp.	596,609
86,312	Schlumberger Ltd.	7,371,908
23,569	Southwestern Energy Co.(2)	643,198
44,872	Spectra Energy Corp.	1,628,854
8,420	Tesoro Corp.	626,027
23,044	Transocean Ltd.	422,397
35,004	Valero Energy Corp.	1,732,698
45,157	Williams Cos., Inc. (The)	2,029,356

		103,295,999

	Food & Staples Retailing - 2.5%
29,282	Costco Wholesale Corp.	4,150,723
76,902	CVS Health Corp.	7,406,432
32,964	Kroger Co. (The)	2,116,618
15,313	Safeway, Inc.	537,793
39,143	Sysco Corp.	1,553,586
105,861	Wal-Mart Stores, Inc.	9,091,343
58,296	Walgreens Boot Allliance, Inc.	4,442,155
24,072	Whole Foods Market, Inc.	1,213,710

		30,512,360

	Food, Beverage & Tobacco - 5.2%
132,648	Altria Group, Inc.	6,535,567
43,213	Archer-Daniels-Midland Co.	2,247,076
10,433	Brown-Forman Corp., Class B	916,435
11,895	Campbell Soup Co.	523,380
264,344	Coca-Cola Co. (The)	11,160,604
14,852	Coca-Cola Enterprises, Inc.	656,755
28,434	ConAgra Foods, Inc.	1,031,586
11,253	Constellation Brands, Inc., Class A(2)	1,104,707
13,062	Dr Pepper Snapple Group, Inc.	936,284
40,387	General Mills, Inc.	2,153,839
9,876	Hershey Co. (The)	1,026,413
8,999	Hormel Foods Corp.	468,848
6,759	JM Smucker Co. (The)	682,524
16,752	Kellogg Co.	1,096,251
8,200	Keurig Green Mountain, Inc.	1,085,639
39,443	Kraft Foods Group, Inc.	2,471,498
24,050	Lorillard, Inc.	1,513,707
8,521	McCormick & Co., Inc.	633,110
13,506	Mead Johnson Nutrition Co.	1,357,893
10,683	Molson Coors Brewing Co., Class B	796,097
112,730	Mondelez International, Inc., Class A	4,094,917
9,700	Monster Beverage Corp.(2)	1,050,995
100,409	PepsiCo, Inc.	9,494,675
104,226	Philip Morris International, Inc.	8,489,208
20,620	Reynolds American, Inc.	1,325,247
19,583	Tyson Foods, Inc., Class A	785,082

		63,638,337

	Health Care Equipment & Services - 4.6%
100,995	Abbott Laboratories	4,546,795
23,638	Aetna, Inc.	2,099,764
13,858	AmerisourceBergen Corp.	1,249,437
18,155	Anthem, Inc.	2,281,539

The accompanying notes are an integral part of these financial statements.

5

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.6% - (continued)
	Health Care Equipment & Services - 4.6% - (continued)
36,325	Baxter International, Inc.	$2,662,259
12,898	Becton Dickinson and Co.	1,794,886
89,018	Boston Scientific Corp.(2)	1,179,489
22,177	Cardinal Health, Inc.	1,790,349
13,647	CareFusion Corp.(2)	809,813
20,362	Cerner Corp.(2)	1,316,607
17,498	Cigna Corp.	1,800,719
30,369	Covidien plc	3,106,141
5,012	CR Bard, Inc.	835,099
11,436	DaVita HealthCare Partners, Inc.(2)	866,163
9,385	DENTSPLY International, Inc.	499,939
7,209	Edwards Lifesciences Corp.(2)	918,282
49,225	Express Scripts Holding Co.(2)	4,167,881
10,297	Humana, Inc.	1,478,958
2,453	Intuitive Surgical, Inc.(2)	1,297,490
5,596	Laboratory Corp. of America Holdings(2)	603,808
15,573	McKesson Corp.	3,232,643
66,107	Medtronic, Inc.	4,772,925
5,605	Patterson Cos., Inc.	269,601
9,669	Quest Diagnostics, Inc.	648,403
19,187	St Jude Medical, Inc.	1,247,731
20,086	Stryker Corp.	1,894,712
6,613	Tenet Healthcare Corp.(2)	335,081
64,413	UnitedHealth Group, Inc.	6,511,510
6,100	Universal Health Services, Inc., Class B	678,686
6,552	Varian Medical Systems, Inc.(2)	566,814
11,345	Zimmer Holdings, Inc.	1,286,750

		56,750,274

	Household & Personal Products - 2.1%
29,168	Avon Products, Inc.	273,888
8,586	Clorox Co. (The)	894,747
57,374	Colgate-Palmolive Co.	3,969,707
14,926	Estee Lauder Cos., Inc. (The), Class A	1,137,361
24,943	Kimberly-Clark Corp.	2,881,914
181,187	Procter & Gamble Co. (The)	16,504,324

		25,661,941

	Insurance - 2.8%
22,906	ACE Ltd.	2,631,441
31,290	Aflac, Inc.	1,911,506
29,109	Allstate Corp. (The)	2,044,907
95,366	American International Group, Inc.	5,341,450
19,694	Aon plc	1,867,582
5,468	Assurant, Inc.	374,175
16,398	Chubb Corp. (The)	1,696,701
11,068	Cincinnati Financial Corp.	573,654
34,567	Genworth Financial, Inc., Class A(2)	293,820
18,280	Lincoln National Corp.	1,054,208
21,624	Loews Corp.	908,641
37,356	Marsh & McLennan Cos., Inc.	2,138,257
77,545	MetLife, Inc.	4,194,409
19,580	Principal Financial Group, Inc.	1,016,985
38,296	Progressive Corp. (The)	1,033,609
31,382	Prudential Financial, Inc.	2,838,816
9,596	Torchmark Corp.	519,815
22,855	Travelers Cos., Inc. (The)	2,419,202
18,396	Unum Group	641,653
19,151	XL Group plc	658,220

		34,159,051

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.6% - (continued)
	Materials - 3.2%
12,941	Air Products & Chemicals, Inc.	$1,866,480
4,371	Airgas, Inc.	503,452
79,220	Alcoa, Inc.	1,250,884
7,349	Allegheny Technologies, Inc.	255,525
6,096	Avery Dennison Corp.	316,260
9,075	Ball Corp.	618,643
3,307	CF Industries Holdings, Inc.	901,290
74,379	Dow Chemical Co. (The)	3,392,426
9,914	Eastman Chemical Co.	752,076
18,039	Ecolab, Inc.	1,885,436
60,793	EI du Pont de Nemours & Co.	4,495,034
8,848	FMC Corp.	504,601
69,833	Freeport-McMoRan, Inc.	1,631,299
5,370	International Flavors & Fragrances, Inc.	544,303
28,467	International Paper Co.	1,525,262
27,900	LyondellBasell Industries N.V., Class A	2,214,981
4,100	Martin Marietta Materials, Inc.	452,312
11,117	MeadWestvaco Corp.	493,484
32,442	Monsanto Co.	3,875,846
21,161	Mosaic Co. (The)	966,000
33,668	Newmont Mining Corp.	636,325
21,359	Nucor Corp.	1,047,659
11,168	Owens-Illinois, Inc.(2)	301,424
9,183	PPG Industries, Inc.	2,122,650
19,439	Praxair, Inc.	2,518,517
14,229	Sealed Air Corp.	603,736
5,412	Sherwin-Williams Co. (The)	1,423,573
7,958	Sigma-Aldrich Corp.	1,092,395
8,772	Vulcan Materials Co.	576,584

		38,768,457

	Media - 3.5%
14,812	Cablevision Systems Corp., Class A	305,720
32,000	CBS Corp., Class B	1,770,880
172,833	Comcast Corp., Class A	10,026,042
33,695	DIRECTV(2)	2,921,356
9,971	Discovery Communications, Inc., Class A(2)	343,501
18,271	Discovery Communications, Inc., Class C(2)	616,098
15,252	Gannett Co., Inc.	486,996
27,957	Interpublic Group of Cos., Inc. (The)	580,667
33,285	News Corp., Class A(2)	522,242
16,649	Omnicom Group, Inc.	1,289,798
6,704	Scripps Networks Interactive, Inc., Class A	504,610
18,787	Time Warner Cable, Inc.	2,856,751
56,241	Time Warner, Inc.	4,804,106
124,441	Twenty-First Century Fox, Inc., Class A	4,779,157
24,783	Viacom, Inc., Class B	1,864,921
104,719	Walt Disney Co. (The)	9,863,483

		43,536,328

	Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
106,945	AbbVie, Inc.	6,998,481
17,825	Actavis plc(2)	4,588,333
22,334	Agilent Technologies, Inc.	914,354
13,300	Alexion Pharmaceuticals, Inc.(2)	2,460,899
19,981	Allergan, Inc.	4,247,761
51,014	Amgen, Inc.	8,126,020
15,859	Biogen Idec, Inc.(2)	5,383,338

The accompanying notes are an integral part of these financial statements.

6

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.6% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 9.5% - (continued)
111,238	Bristol-Myers Squibb Co.	$6,566,379
53,604	Celgene Corp.(2)	5,996,143
65,718	Eli Lilly & Co.	4,533,885
101,172	Gilead Sciences, Inc.(2)	9,536,473
11,354	Hospira, Inc.(2)	695,433
187,747	Johnson & Johnson	19,632,704
7,800	Mallinckrodt plc(2)	772,434
191,227	Merck & Co., Inc.	10,859,781
25,147	Mylan, Inc.(2)	1,417,536
7,511	PerkinElmer, Inc.	328,456
9,383	Perrigo Co. plc	1,568,462
422,538	Pfizer, Inc.	13,162,059
4,950	Regeneron Pharmaceuticals, Inc.(2)	2,030,737
26,795	Thermo Fisher Scientific, Inc.	3,357,146
16,100	Vertex Pharmaceuticals, Inc.(2)	1,912,680
5,547	Waters Corp.(2)	625,258
33,650	Zoetis, Inc.	1,447,959

		117,162,711

	Real Estate - 2.4%
26,572	American Tower Corp., REIT	2,626,642
9,794	Apartment Investment & Management Co., Class A, REIT	363,847
8,875	AvalonBay Communities, Inc., REIT	1,450,086
10,198	Boston Properties, Inc., REIT	1,312,381
18,815	CBRE Group, Inc., Class A(2)	644,414
22,350	Crown Castle International Corp., REIT	1,758,945
24,289	Equity Residential, REIT	1,744,922
4,300	Essex Property Trust, Inc., REIT	888,380
42,000	General Growth Properties, Inc., REIT	1,181,460
30,799	HCP, Inc., REIT	1,356,080
21,977	Health Care REIT, Inc., REIT	1,663,000
50,981	Host Hotels & Resorts, Inc., REIT	1,211,818
27,527	Kimco Realty Corp., REIT	692,029
9,450	Macerich Co. (The), REIT	788,224
11,768	Plum Creek Timber Co., Inc., REIT	503,553
33,443	Prologis, Inc., REIT	1,439,052
9,720	Public Storage, REIT	1,796,742
20,890	Simon Property Group, Inc., REIT	3,804,278
19,726	Ventas, Inc., REIT	1,414,354
11,759	Vornado Realty Trust, REIT	1,384,152
35,219	Weyerhaeuser Co., REIT	1,264,010

		29,288,369

	Retailing - 4.4%
25,503	Amazon.com, Inc.(2)	7,914,856
5,019	AutoNation, Inc.(2)	303,198
2,161	AutoZone, Inc.(2)	1,337,897
12,395	Bed Bath & Beyond, Inc.(2)	944,127
19,540	Best Buy Co., Inc.	761,669
14,440	CarMax, Inc.(2)	961,415
20,350	Dollar General Corp.(2)	1,438,745
13,702	Dollar Tree, Inc.(2)	964,347
6,625	Expedia, Inc.	565,510
6,359	Family Dollar Stores, Inc.	503,696
7,335	GameStop Corp., Class A	247,923
17,884	Gap, Inc. (The)	753,095
10,190	Genuine Parts Co.	1,085,948
88,411	Home Depot, Inc. (The)	9,280,503
13,530	Kohl’s Corp.	825,871

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.6% - (continued)
	Retailing - 4.4% - (continued)
16,459	L Brands, Inc.	$1,424,526
65,264	Lowe’s Cos., Inc.	4,490,163
23,112	Macy’s, Inc.	1,519,614
4,037	Netflix, Inc.(2)	1,379,080
9,390	Nordstrom, Inc.	745,472
6,750	O’Reilly Automotive, Inc.(2)	1,300,185
6,600	PetSmart, Inc.	536,547
3,509	Priceline Group, Inc. (The)(2)	4,000,997
14,046	Ross Stores, Inc.	1,323,976
42,946	Staples, Inc.	778,182
42,699	Target Corp.	3,241,281
7,543	Tiffany & Co.	806,045
46,161	TJX Cos., Inc. (The)	3,165,721
9,100	Tractor Supply Co.	717,262
7,525	TripAdvisor, Inc.(2)	561,817
6,659	Urban Outfitters, Inc.(2)	233,931

		54,113,599

	Semiconductors & Semiconductor Equipment - 2.4%
20,330	Altera Corp.	750,990
20,796	Analog Devices, Inc.	1,154,594
81,823	Applied Materials, Inc.	2,039,029
17,000	Avago Technologies Ltd.	1,710,030
36,183	Broadcom Corp., Class A	1,567,809
5,078	First Solar, Inc.(2)	226,453
324,362	Intel Corp.	11,771,097
11,046	KLA-Tencor Corp.	776,755
10,675	Lam Research Corp.	846,955
15,897	Linear Technology Corp.	724,903
13,408	Microchip Technology, Inc.	604,835
72,107	Micron Technology, Inc.(2)	2,524,466
34,634	NVIDIA Corp.	694,412
70,912	Texas Instruments, Inc.	3,791,310
17,679	Xilinx, Inc.	765,324

		29,948,962

	Software & Services - 10.3%
42,109	Accenture plc, Class A	3,760,755
31,797	Adobe Systems, Inc.(2)	2,311,642
11,931	Akamai Technologies, Inc.(2)	751,176
4,300	Alliance Data Systems Corp.(2)	1,230,015
15,275	Autodesk, Inc.(2)	917,416
32,318	Automatic Data Processing, Inc.	2,694,352
21,515	CA, Inc.	655,132
10,701	Citrix Systems, Inc.(2)	682,724
40,834	Cognizant Technology Solutions Corp., Class A(2)	2,150,318
9,355	Computer Sciences Corp.	589,833
75,811	eBay, Inc.(2)	4,254,513
20,821	Electronic Arts, Inc.(2)	978,899
140,200	Facebook, Inc., Class A(2)	10,938,404
18,974	Fidelity National Information Services, Inc.	1,180,183
16,326	Fiserv, Inc.(2)	1,158,656
19,058	Google, Inc., Class A(2)	10,113,318
19,158	Google, Inc., Class C(2)	10,084,771
61,679	International Business Machines Corp.	9,895,779
19,125	Intuit, Inc.	1,763,134
65,730	MasterCard, Inc., Class A	5,663,297
552,731	Microsoft Corp.	25,674,355
217,059	Oracle Corp.	9,761,143

The accompanying notes are an integral part of these financial statements.

7

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.6% - (continued)
	Software & Services - 10.3% - (continued)
21,772	Paychex, Inc.	$1,005,213
12,551	Red Hat, Inc.(2)	867,776
39,328	salesforce.com, Inc.(2)	2,332,544
46,256	Symantec Corp.	1,186,698
10,268	Teradata Corp.(2)	448,506
10,940	Total System Services, Inc.	371,522
7,326	VeriSign, Inc.(2)	417,582
32,738	Visa, Inc., Class A	8,583,904
34,911	Western Union Co. (The)	625,256
72,128	Xerox Corp.	999,694
59,215	Yahoo!, Inc.(2)	2,990,950

		127,039,460

	Technology Hardware & Equipment - 6.8%
20,650	Amphenol Corp., Class A	1,111,177
393,247	Apple, Inc.	43,406,604
343,067	Cisco Systems, Inc.	9,542,409
86,037	Corning, Inc.	1,972,828
136,464	EMC Corp.	4,058,439
4,963	F5 Networks, Inc.(2)	647,498
9,326	FLIR Systems, Inc.	301,323
7,002	Harris Corp.	502,884
125,206	Hewlett-Packard Co.	5,024,517
25,829	Juniper Networks, Inc.	576,503
14,069	Motorola Solutions, Inc.	943,749
20,811	NetApp, Inc.	862,616
111,518	QUALCOMM, Inc.	8,289,133
14,845	SanDisk Corp.	1,454,513
21,950	Seagate Technology plc	1,459,675
27,218	TE Connectivity Ltd.	1,721,538
14,696	Western Digital Corp.	1,626,847

		83,502,253

	Telecommunication Services - 2.3%
347,886	AT&T, Inc.	11,685,491
38,319	CenturyLink, Inc.	1,516,666
67,413	Frontier Communications Corp.	449,645
18,700	Level 3 Communications, Inc.(2)	923,406
278,286	Verizon Communications, Inc.	13,018,219
40,673	Windstream Holdings, Inc.	335,145

		27,928,572

	Transportation - 2.2%
9,718	CH Robinson Worldwide, Inc.	727,781
66,779	CSX Corp.	2,419,403
56,250	Delta Air Lines, Inc.	2,766,937
12,884	Expeditors International of Washington, Inc.	574,755
17,644	FedEx Corp.	3,064,057
7,350	Kansas City Southern	896,921
20,778	Norfolk Southern Corp.	2,277,477
3,603	Ryder System, Inc.	334,539
45,623	Southwest Airlines Co.	1,930,765
59,680	Union Pacific Corp.	7,109,678
46,788	United Parcel Service, Inc., Class B	5,201,422

		27,303,735

	Utilities - 3.2%
44,294	AES Corp.	609,928
7,923	AGL Resources, Inc.	431,883
16,188	Ameren Corp.	746,752
32,805	American Electric Power Co., Inc.	1,991,920

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.6% - (continued)
	Utilities - 3.2% - (continued)
28,625	CenterPoint Energy, Inc.	$670,684
18,273	CMS Energy Corp.	634,987
19,518	Consolidated Edison, Inc.	1,288,383
39,138	Dominion Resources, Inc.	3,009,712
11,810	DTE Energy Co.	1,020,030
47,482	Duke Energy Corp.	3,966,646
21,872	Edison International	1,432,179
12,145	Entergy Corp.	1,062,445
57,664	Exelon Corp.	2,138,181
28,269	FirstEnergy Corp.	1,102,208
5,320	Integrys Energy Group, Inc.	414,162
29,326	NextEra Energy, Inc.	3,117,061
21,141	NiSource, Inc.	896,801
21,117	Northeast Utilities	1,130,182
22,775	NRG Energy, Inc.	613,786
16,761	Pepco Holdings, Inc.	451,374
31,806	PG&E Corp.	1,693,351
7,331	Pinnacle West Capital Corp.	500,781
44,566	PPL Corp.	1,619,083
33,974	Public Service Enterprise Group, Inc.	1,406,863
9,416	SCANA Corp.	568,726
15,460	Sempra Energy	1,721,626
60,321	Southern Co. (The)	2,962,364
15,469	TECO Energy, Inc.	316,960
15,032	Wisconsin Energy Corp.	792,788
33,783	Xcel Energy, Inc.	1,213,485

		39,525,331

	Total Common Stocks (cost $682,643,668)	$1,223,357,895

	Total Long-Term Investments (cost $682,643,668)	$1,223,357,895

SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.4%
	RBC Capital Markets LLC TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $5,151,011, collateralized by U.S. Treasury Note 0.63%, 2021, value of $5,239,209)
$5,151,000	0.04%, 12/31/2014	$5,151,000

	U.S. Treasury Bills - 0.1%
650,000	0.06%, 05/07/2015(3)(4)	$649,898

	Total Short-Term Investments (cost $5,800,875)	$5,800,898

Total Investments (cost $688,444,543)(5)	100.1%	$1,229,158,793
Other Assets and Liabilities	(0.1)%	(923,572)

Net Assets	100.0%	$1,228,235,221

The accompanying notes are an integral part of these financial statements.

8

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2014

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	Non-income producing.

(3)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(4)	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at December 31, 2014.

(5)	At December 31, 2014, the cost of securities for federal income tax purposes was $725,412,493, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$526,763,734
Unrealized Depreciation	(23,017,434)

Net Unrealized Appreciation	$503,746,300

Futures Contracts Outstanding at December 31, 2014

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 Futures	65	03/20/2015	$6,621,628	$6,670,300	$48,672

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

HIMCO VIT Index Fund

Schedule of Investments – (concluded)

December 31, 2014

Investment Valuation Hierarchy Level Summary at December 31, 2014

Description	Total	Level 1	Level 2	Level 3
Assets:[1]
Common Stocks[2]	$1,223,357,895	$1,223,357,895	$—	$—
Short-Term Investments	5,800,898	—	5,800,898	—

Total	$1,229,158,793	$1,223,357,895	$5,800,898	$—

Futures[3]	$48,672	$48,672	$—	$—

Total	$48,672	$48,672	$—	$—

[1]	For the year ended December 31, 2014, there were no transfers between any levels.

[2]	Refer to the Schedule of Investments for further industry breakout.

[3]	Derivative instruments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

HIMCO VIT Index Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in securities, at market value (cost $688,444,543)	$1,229,158,793
Cash	812
Receivables:
Fund shares sold	66,885
Dividends and interest	1,634,699
Other assets	5,723

Total assets	1,230,866,912

Liabilities:
Payables:
Fund shares redeemed	2,016,465
Investment management fees	314,612
Variation margin on financial derivative instruments	79,244
Distribution fees	99,984
Accrued expenses	121,386

Total liabilities	2,631,691

Net assets	$1,228,235,221

Summary of Net Assets:
Capital stock and paid-in-capital	$706,519,456
Undistributed net investment income	4,598,751
Accumulated net realized loss	(23,645,908)
Unrealized appreciation of investments	540,762,922

Net assets	$1,228,235,221

Class IA: Net asset value per share	$41.11

Shares Outstanding	18,507,704

Net Assets	$760,767,812

Class IB: Net asset value per share	$40.86

Shares Outstanding	11,439,729

Net Assets	$467,467,409

The accompanying notes are an integral part of these financial statements.

11

HIMCO VIT Index Fund

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$24,533,056
Interest	3,422
Less: Foreign tax withheld	(2,819)
Other Income	118,992

Total investment income, net	24,652,651

Expenses:
Investment management fees	3,581,933
Transfer agent fees	5,430
Distribution fees - Class IB	1,098,350
Custodian fees	3,969
Accounting service fees	112,949
Trustee fees	40,394
Audit fees	41,380
Printing fees	81,184
Legal fees	37,871
Insurance fees	16,710
Other expenses	29,371

Total expenses (before waivers)	5,049,541

Total waivers	(38,555)

Total expenses	5,010,986

Net Investment Income	19,641,665

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	44,399,883
Net realized gain on futures	1,444,101

Net Realized Gain on Investments and Other Financial Instruments	45,843,984

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	83,807,361
Net unrealized depreciation of futures	(243,976)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	83,563,385

Net Realized and Unrealized Gain on Investments and Other Financial Instruments	129,407,369

Net Increase in Net Assets Resulting from Operations	$149,049,034

The accompanying notes are an integral part of these financial statements.

12

HIMCO VIT Index Fund

Statement of Changes in Net Assets

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)
Operations:
Net investment income	$19,641,665	$18,832,003
Net realized gain on investments and other financial instruments	45,843,984	28,993,576
Net unrealized appreciation of investments and other financial instruments	83,563,385	254,915,353

Net Increase in Net Assets Resulting from Operations	149,049,034	302,740,932

Distributions to Shareholders:
From net investment income
Class IA	(10,493,733)	(12,237,589)
Class IB	(5,612,447)	(5,813,586)

Total distributions from net investment income	(16,106,180)	(18,051,175)

From net realized gain on investments
Class IA	(32,453,081)	—
Class IB	(19,873,215)	—

Total distributions from net realized gain on investments	(52,326,296)	—

Total distributions	(68,432,476)	(18,051,175)

Capital Share Transactions:
Class IA
Sold	28,800,028	45,697,338
Issued on reinvestment of distributions	42,946,814	12,237,589
Redeemed	(126,111,461)	(176,784,689)

Total capital share transactions	(54,364,619)	(118,849,762)

Class IB
Sold	59,747,881	102,183,899
Issued on reinvestment of distributions	25,485,662	5,813,586
Redeemed	(60,237,522)	(95,764,784)

Total capital share transactions	24,996,021	12,232,701

Net decrease from capital share transactions	(29,368,598)	(106,617,061)

Net Increase in Net Assets	51,247,960	178,072,696

Net Assets:
Beginning of period	1,176,987,261	998,914,565

End of period	$1,228,235,221	$1,176,987,261

Undistributed net investment income	$4,598,751	$1,323,641

Shares:
Class IA
Sold	718,762	1,353,264
Issued on reinvestment of distributions	1,121,090	323,585
Redeemed	(3,150,411)	(5,158,205)

Total share activity	(1,310,559)	(3,481,356)

Class IB
Sold	1,512,641	3,032,803
Issued on reinvestment of distributions	668,764	154,529
Redeemed	(1,514,157)	(2,804,770)

Total share activity	667,248	382,562

(1)	See Note 10 in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

13

HIMCO VIT Index Fund

Notes to Financial Statements

December 31, 2014

1.	Organization:

HIMCO Variable Insurance Trust (“the Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Index Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

The Fund is a series of the Trust. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares with a par value of 0.001 each.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Effective October 20, 2014, Hartford Index HLS Fund (the “Predecessor Fund”) was reorganized into the HIMCO VIT Index Fund. The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”). See Note 9.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on bid ask/prices, and dealer, broker or market maker-quotations. Last sale prices, official closing prices and bid and ask prices are supplied by one or more independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Trust’s Board of Trustees (“Board of Trustees”).

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded equity securities are normally valued at the last reported sale price on the exchange or market on which the security is primarily traded and generally has the highest volume of trading activity (the “Primary Market”) at the Valuation Date. If the security did not trade on the Primary Market, it may be valued at the last reported sales price on another exchange or market where it trades at the Valuation Date. The value of an equity security not traded on any exchange but traded on an over-the-counter (“OTC”) market shall be valued at the last reported sales price or official closing price on the exchange or market on which the security is traded as of the Valuation Date.

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December 31, 2014

Exchange traded options, futures and options on futures are valued at the settlement price on last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Board of Trustees.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has adopted procedures for determining the value of portfolio securities. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including, the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Chief Financial Officer, Chief Administrative Officer, and Chief Legal officer, or their designees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee

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HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2014

to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Trust’s Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period

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HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2014

of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had one outstanding repurchase agreement and related collateral as of December 31, 2014.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund did not hold when-issued or delayed-delivery investments as of December 31, 2014.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2014.

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HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2014

Additional	Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Variation margin payable(1)	$—	$—	$—	$79,244	$—	$—	$79,244

Total	$—	$—	$—	$79,244	$—	$—	$79,244

(1)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative appreciation of $48,672 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$1,444,101	$—	$—	$1,444,101

Total	$—	$—	$—	$1,444,101	$—	$—	$1,444,101

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$(243,976)	$—	$—	$(243,976)

Total	$—	$—	$—	$(243,976)	$—	$—	$(243,976)

The derivatives held by the Fund as of December 31, 2014 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

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December 31, 2014

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, adjustments related to REITs, certain derivatives and corporate actions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$16,474,848	$18,051,175
Long-Term Capital Gains(1)	51,957,628	—

(1)	The Fund designate these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$4,942,017
Undistributed Long-Term Capital Gain	13,027,448
Unrealized Appreciation (Depreciation)(1)	503,746,300

Total Accumulated Earnings (Deficit)	$521,715,765

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, and adjustments related to REITs, certain derivatives and corporate actions.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as REITs and corporate actions. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$(2)
Undistributed Net Investment Income	(260,376)
Accumulated Net Realized Loss	260,378

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

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HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2014

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Prior to October 20, 2014, Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”) served as the Fund’s investment manager pursuant to an Investment Management Agreement with Hartford Series Fund, Inc. (“HSF”) HFMC contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund paid a fee to the investment manager, a portion of which was used to compensate Hartford Investment Management. As a result of the Reorganization, effective October 20, 2014, Hartford Investment Management serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford. The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $2 billion	0.3000%
On next $3 billion	0.2000%
On next $5 billion	0.1800%
Over $10 billion	0.1700%

The above schedule did not change following the Reorganization. Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commission, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual expenses of the Fund as follows; 0.33% for Class IA and 0.58% for Class IB. This contractual arrangement will remain in effect until April 30, 2016 and shall renew automatically for one-year terms, unless Hartford Investment Management provides written notice of termination prior to the start of the next term or upon approval by the Board of Trustees of the Fund.

b)	Accounting Services Agreement – Prior to October 20, 2014 pursuant to the Fund Accounting Agreement between HFMC and HSF, on behalf of the Fund, HFMC provided accounting services to the Fund and received monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees were accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

Effective October 20, 2014, State Street Bank and Trust Company provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank and Trust Company. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

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December 31, 2014

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund.

d)	Distribution Plan for Class IB shares – Prior to October 20, 2014, Hartford Funds Distributors, LLC (“HFD”), an indirect, wholly owned, subsidiary of The Hartford, was the principal underwriter and distributor of the Fund. Effective October 20, 2014, HIMCO Distribution Services Company (“HDSC”), a wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Other Related Party Transactions – Prior to October 20, 2014, Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. Effective October 20, 2014, State Street Bank and Trust Company provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. The Trustee fees paid during the period can be found in the Statement of Operations.

8.	Investment Transactions:

For the year ended December 31, 2014, the aggregate cost of purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$40,487,976
Sales Proceeds Excluding U.S. Government Obligations	112,687,954

9.	Fund Merger:

Reorganization of Hartford Index HLS Fund (the “Index Fund”) into the Fund: At a meeting held on May 6, 2014, the Board of Directors of the Index Fund approved on behalf of the Index Fund, the reorganization of the Index Fund, with and into the HIMCO VIT Index Fund (the “Fund”). The Fund is a newly organized series of the Trust.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the Index Fund were acquired by the Fund immediately before the opening of business on October 20, 2014. The Fund acquired the assets and liabilities of the Index Fund in exchange for shares in the Fund, which were distributed pro rata by the Index Fund to shareholders, in complete liquidation of the Index Fund.

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December 31, 2014

This merger was accomplished by tax free exchange as detailed below:

	Net assets of Index Fund on October 17, 2014*	Net assets of Fund immediately before merger	Net assets of Fund immediately after merger	Index Fund shares exchanged	Fund shares issued to the Index Fund’s shareholders
Class IA	$712,657,995	$—	$712,657,995	$18,988,078	$18,988,078
Class IB	436,595,132	—	436,595,132	11,695,541	11,695,541

Total	$1,149,253,127	$—	$1,149,253,127	$30,683,619	$30,683,619

*	Final day of operations prior to merger.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2014, are as follows:

	Net Investment Income	Net Realized and Unrealized gain on investments	Net increase in net assets resulting from operations
The Fund	$19,641,665	$129,407,369	$149,049,034

Because the combined investment portfolio has been managed as a singled integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Index Fund that have been included in the Statement of Operations since October 20, 2014.

10.	Appointment of Independent Registered Public Accounting Firm:

In connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”), the Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Prior to the Reorganization, Ernst & Young LLP served as the Index Fund’s independent registered public accounting firm, whereby Ernst & Young LLP completed the audit of the Index Fund’s financial statements for the fiscal year ended December 31, 2013.

11.	Shareholder Meeting Results:

A special meeting of Shareholders of the Fund was held on September 15, 2014 (“Shareholder Meeting”). The proposal was to approve the Reorganization Plan providing for the acquisition of all of the assets and liabilities of the Index Fund by the Fund, a series of the Trust, solely in exchange for shares of the Fund, followed by the distribution on a pro rata basis of the Fund’s shares to current shareholders of the Index Fund and the complete liquidation of the Index Fund. The final results of the Shareholder Meeting are reported below:

For	Against	Abstain
16,692,681	981,332	1,788,404

12.	Pending Legal Proceedings:

On June 2, 2011, a complaint was filed against Hartford Investment Management Company in the United States District Court of Connecticut (Deutsche Bank Trust Company Americas v. Aetna, Inc., ING Investment Trust Co., Milan E. Chilla, Hartford Investment Management Co., and UBS AG (D. Conn.)). In a similar action, plaintiffs filed a complaint listing The Hartford Index HLS Fund, which was merged into HIMCO VIT Index Fund in October, 2014, as members of the defendant class (The Official Committee of Unsecured Creditors of Tribune Company v. Fitzsimons, et al. (Bankr. D. Del.)). The complaints relate to the bankruptcy of the Tribune Company, which was a public company that repurchased its shares in a leveraged buyout in 2007, but entered bankruptcy a year later. The plaintiffs in each case allege that the repurchase of shares acted as a fraudulent transfer. The plaintiffs in each case seek to recover from each class member the amount of consideration received in the buyout. The Hartford Index HLS Fund held 23,987 shares and received $815,558 in the buyout. The Hartford Index HLS Fund is listed as a member of the defendant class in an exhibit to the Complaint. Each action was transferred to

22

HIMCO VIT Index Fund

Notes to Financial Statements – (concluded)

December 31, 2014

the United States District Court for the Southern District of New York. In September 2013, the court dismissed the Deutsche Bank Trust Company Americas action. Plaintiffs appealed and the appeals court has not yet rendered a decision. Defendants filed a motion to dismiss The Official Committee of Unsecured Creditors of Tribune Company action, but the court has not yet issued a decision. The Hartford intends to vigorously defend these actions.

13.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

14.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financials Statements were issued. Based on this evaluation, no disclosures other than that noted above were required to the Financial Statements as of December 31, 2014.

23

HIMCO VIT Index Fund

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)	Ratio of Expenses to Average Net Assets After Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets
HIMCO VIT Index Fund
For the Year Ended December 31, 2014
IA	$38.54	$0.69	$4.23	$4.92	$(0.58)	$(1.77)	$(2.35)	$41.11	13.33%	$760,768	0.33%	0.33%	1.74%
IB	38.35	0.59	4.19	4.78	(0.50)	(1.77)	(2.27)	40.86	13.01	467,467	0.58	0.58	1.49

For the Year Ended December 31, 2013(4)
IA	$29.69	$0.62	$8.85	$9.47	$(0.62)	$—	$(0.62)	$38.54	31.95%	$763,868	0.33%	0.33%	1.79%
IB	29.56	0.53	8.80	9.33	(0.54)	—	(0.54)	38.35	31.61	413,119	0.58	0.58	1.54

For the Year Ended December 31, 2012(4)(5)
IA	$26.20	$0.61	$3.48	$4.09	$(0.60)	$—	$(0.60)	$29.69	15.63%	$691,786	0.33%	0.33%	1.98%
IB	26.09	0.49	3.51	4.00	(0.53)	—	(0.53)	29.56	15.34	307,129	0.58	0.58	1.75

For the Year Ended December 31, 2011(4)(5)
IA	$26.20	$0.52	$(0.05)	$0.47	$(0.47)	$—	$(0.47)	$26.20	1.81%	$673,275	0.33%	0.33%	1.74%
IB	26.08	0.39	0.03	0.42	(0.41)	—	(0.41)	26.09	1.60	232,459	0.58	0.58	1.51

For the Year Ended December 31, 2010(4)(5)
IA	$23.22	$0.44	$2.97	$3.41	$(0.43)	$—	$(0.43)	$26.20	14.73%	$809,629	0.34%	0.34%	1.73%
IB	23.12	0.34	2.99	3.33	(0.37)	—	(0.37)	26.08	14.45	209,260	0.59	0.59	1.48

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	See Note 10 in the accompanying Notes to Financial Statements.
(5)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the year ended December 31, 2014	3%
For the year ended December 31, 2013(1)	3
For the year ended December 31, 2012(1)	7
For the year ended December 31, 2011(1)	3
For the year ended December 31, 2010(1)	4

(1)	See Note 10 in the accompanying Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and the Shareholders of

HIMCO VIT Index Fund (formerly Hartford Index HLS Fund)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of HIMCO VIT Index Fund (formerly Hartford Index HLS Fund) (the “Fund”), a series of the HIMCO Variable Insurance Trust, as of December 31, 2014, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 2013 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 17, 2014, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HIMCO VIT Index Fund (formerly Hartford Index HLS Fund), a series of the HIMCO Variable Insurance Trust, as of December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2015

25

HIMCO VIT Index Fund

Trustees and Officers (Unaudited)

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Trust’s Board of Trustees (i) provides broad supervision over the affairs of the Trust and the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested Trustees

Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held By Trustee
PAUL BRAVERMAN** (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management and Claren Road Asset Management, investment advisory firms, MPAM USS Credit Fund, a Cayman private fund, and the New England Conservatory.	13	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (December 2008 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	13	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is Chief Financial Officer and Managing Director of Golden Seeds LLC, a venture capital firm. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	13	Ms. Wilson currently serves as Director of Protective Life Corporation.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.
**	“Interested person”, as defined in the 1940 Act, of the Trust for a portion of 2014 because of the person’s beneficial equity ownership of The Hartford Financial Services Group, Inc., an affiliate of Hartford Investment Management.

26

HIMCO VIT Index Fund

Trustees and Officers (Unaudited) – (continued)

Officers and Interested Trustees

Name, Year of Birth and Address	Position held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson serves as President of Hartford Investment Management and Talcott Resolution a segment of The Hartford. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	13	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	13	None.

PETER SANNIZZARO (1966) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014	Mr. Sannizzaro currently serves as Senior Vice President and Chief Financial Officer Hartford Life Insurance Company (“Hartford Life”) and Hartford Investment Management. From 2011 to 2014, Mr. Sannizzaro served as Senior Vice President of Hartford Life and Chief Financial Officer to various divisions within Hartford Life. From 2008 to 2011, Mr. Sannizzaro served as a Vice President of Finance Executive Management at Hartford Life.	N/A	N/A

ROBERT LEWTON (1971) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2014	Mr. Lewton currently serves as Chief Compliance Officer of Hartford Investment Management Company. Prior to 2010, he served as Senior Counsel in the Investment Law Group at Hartford Investment Management Company.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.
**	“Interested person”, as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.

27

HIMCO VIT Index Fund

Trustees and Officers (Unaudited) – (concluded)

Name, Year of Birth and Address	Position held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the PublicReference Room may be obtained by calling 1-800-SEC-0330.

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

28

HIMCO VIT Index Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2014 through December 31, 2014.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio
Actual
Class IA	$1,000	$1,059.40	$1.71	0.33%
Class IB	$1,000	$1,057.80	$2.96	0.57%
Hypothetical
Class IA	$1,000	$1,023.54	$1.68	0.33%
Class IB	$1,000	$1,022.33	$2.91	0.57%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

29

HIMCO VIT Index Fund

Approval of New Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At its meeting held on April 30, 2014, the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (“HVIT”), including each of the Independent Trustees, unanimously voted to approve an investment management agreement for the Fund with Hartford Investment Management Company (“HIMCO” or the “Adviser”) (the “Agreement”).

Prior to approving the Agreement, the Board requested, received and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Trustees and supporting materials relating to those questions and responses.

The Board noted that shareholders of the Hartford Index HLS Fund (the “HLS Fund”), a series of Hartford Series Fund, Inc. (“HSF”), would be asked to approve the reorganization of the HLS Fund into the Fund (the “Reorganization”), with the closing of the Reorganization expected to occur in October 2014.

In determining whether to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services to be Provided by the Adviser

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Adviser. In this regard, the Board considered HIMCO’s responsibilities under the Agreement including, among other things, managing the Fund’s assets, assuring compliance with the Fund’s investment objective and limitations, and coordinating services for the Fund among service providers. The Board also discussed the services provided by HIMCO as sub-adviser to the HLS Fund and the benefits to be derived from continuity of investment management services following the Reorganization. The Board considered the Adviser’s organizational structure, systems and personnel as well as the Adviser’s reputation and overall financial strength. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIMCO.

Performance of the Fund

The Board considered that the Fund is newly formed and did not have a prior performance record. The Board received presentations from HIMCO regarding the portfolio management team and the investment strategy to be employed in the management of the Fund’s assets. The Board noted that HIMCO served as investment sub-adviser to the HLS Fund and would manage the Fund pursuant to a substantially similar investment objective and strategy. The Board also reviewed the performance track record of the HLS Fund. Based on these considerations, the Board concluded that it was satisfied that HIMCO has the capability of providing satisfactory investment performance for the Fund.

Comparison of Fees and Expenses

The Board requested and reviewed information from HIMCO relating to the proposed management fee and total operating expenses of the Fund. In this regard, the Board reviewed comparisons of the Fund’s proposed management fee and anticipated expense ratio to the management fees and expense ratios of a comparable group of funds previously selected by Lipper, Inc. to assist the board of directors of HSF (the “HSF Board”) in reviewing the HLS Fund’s fees and expenses. The Board noted that the Fund’s management fee schedule and total operating expenses would be consistent with those previously reviewed and approved by the HSF Board and that the Fund would experience the same expense ratio as the HLS Fund through April 30, 2016 due to an expense cap. Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

30

HIMCO VIT Index Fund

Approval of New Investment Management Agreement (Unaudited) – (concluded)

Economies of Scale

The Board discussed HIMCO’s expectations for growth in assets under management and the extent to which economies of scale would be realized over time. The Board considered that since the Fund had not yet commenced operations, material economies of scale may not be achieved in the near term. The Board noted that shareholders of the Fund would benefit from the expense limitation arrangement proposed for the Fund. The Board also considered how any benefits from economies of scale would be realized by the various parties. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale could be expected to be shared for the benefit of the Fund’s future shareholders.

Profitability of the Adviser

The Board considered the level of profits that could be expected to accrue to HMCO with respect to the Fund, including HIMCO’s estimated costs to provide investment management and related services. The Board noted that HIMCO’s actual profitability with respect to the Fund would depend on growth in assets under management. Based on these considerations, the Board concluded that the profits anticipated to be realized by HIMCO and its affiliates from their relationships with the Fund would not be excessive.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from their relationships with the Fund. The Board also considered that HDSC, an affiliate of HIMCO, will serve as principal underwriter of the Fund. As principal underwriter, HDSC would receive 12b-1 fees from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session with legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible: a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT PORTFOLIO DIVERSIFIER FUND

TOKYO
THU MAY 23

2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

U.S. equity and bond markets continued to perform well in 2014. U.S. equities (as represented by the S&P 500 Index1) rose 13.69% for the year, while U.S. bonds (as represented by the Barclays U.S. Aggregate Bond Index2) rose 5.97%. International markets did not fare as well.

The S&P 500 Index ended the year slightly below its all-time high reached on December 29, 2014. Solid corporate earnings and encouraging U.S. macroeconomic data overcame geopolitical tensions and reduced prospects for growth outside the U.S. The U.S. unemployment rate fell during the year to 5.6%, the lowest level since June 2008. On average nearly 250,000 new jobs were created every month in 2014, 50,000 more per month than in 2013. In the third quarter of 2014, gross domestic product, the most recognized measure of economic growth, rose 5%. The price of a barrel of oil fell nearly 50% during the second half of the year, driving down gasoline prices and providing a lift to consumer spending.

U.S. bond prices benefited from continued low interest rates (bond prices move in the opposite direction of interest rates). Many market participants expected rates to increase as the economy improved and the U.S. Federal Reserve ended quantitative easing. However, sub-par growth in the eurozone and Japan, combined with diminished growth in China, have helped dampen interest rates. Central bankers outside the U.S. are engaging in quantitative easing programs to help stimulate growth, but these moves may also further lower local interest rates and thus increase demand for higher yielding U.S. Treasuries. Weaker growth in the rest of the world may also slow U.S. growth. These outcomes could help keep U.S. interest rates lower for longer.

Looking ahead to 2015, we expect the pace of U.S. growth relative to other economies, along with the actions of central bankers around the world, to be themes of keen interest to investors.

Preparation for whatever markets may deliver is no easy task, and that is why you should consider regular reviews with your financial advisor.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar,

President, HVIT

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
[2]	The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

HIMCO VIT Portfolio Diversifier Fund

This report is prepared for the general information of variable annuity and variable life contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT Portfolio Diversifier Fund

(Effective October 20, 2014, Hartford Portfolio Diversifier HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT Portfolio Diversifier Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment objective – The Fund seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	Since Inception*
HIMCO VIT Portfolio Diversifer IB	-2.03%	-5.83%
Barclays U.S. Aggregate Bond Index	5.97%	3.50%
S&P 500 Index	13.69%	16.21%

*	Inception: 06/06/2011

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 0.85% and the gross total annual operating expense ratio for Class IB shares was 0.94%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until April 30, 2016, and shall renew automatically for one-year terms unless Hartford Investment Management Company provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. The primary risks of investing in the Fund are described below. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

2

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Fund Strategy Risk: The Fund is available solely to holders of variable annuity contracts issued by Hartford Life and its affiliates and by Forethought Life Insurance Company (“Forethought”) who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund (a “Rider”). The Fund is designed to replicate the Portfolio Diversifier Index (the “Index”), which is designed to produce investment performance that may mitigate against significant declines in the values of the equity mutual funds (the “Allocated Funds”) held by Rider holders. Hartford Life and its affiliates and Forethought have financial obligations to holders of the Riders arising from guarantee obligations under the Riders. To the extent that the Fund’s strategy is successful, Hartford Life and its affiliates and Forethought will benefit from a reduction of the risk arising from their guarantee obligations under the Riders, and they will have less risk to hedge under the Riders than would be the case if holders did not allocate to the Fund.

As a holder of a Rider, you also will have exposure to changes in the values of the Allocated Funds, although your particular exposure will differ from the aggregated exposure that the Index is designed to address, depending on your allocations and investment activity, among other factors. Although the Fund may have the effect of mitigating declines in your contract value under a Rider in the event of a significant decline in equity market valuations, the strategy followed by the Fund, if successful, will also generally result in your contract value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising. This may deprive you of some or all of the benefit of increases in equity market values under your contract and could also result in a decrease in the value of your variable annuity contract. Depending on future market conditions, you might benefit more from selecting alternative allocations under a guaranteed benefit rider (if available) or alternate investments. In addition, there is no guarantee that the Fund’s strategy will have its intended effect, and it may not work as effectively as is intended. Depending on your particular allocation to the Allocated Funds under a Rider, the Fund’s strategy may be more or less effective in mitigating potential losses under your variable annuity contract than may be the case for others who elect a Rider and allocate contract value differently among the Allocated Funds. In particular, the Fund’s investment strategy is not as likely to be as effective with respect to allocations that have relatively lower anticipated correlation to the investment performance of the S&P 500 Index.

Hartford Life’s and Forethought’s financial interest in reducing the volatility of overall contract value invested under the Riders, in light of their obligations under the Riders, may be deemed to present a potential conflict of interest with respect to the interests of the holders of the Riders, in that Hartford Life’s and Forethought’s interest may at times conflict with the Fund’s goal of preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating. Hartford Investment Management and HIMCO Variable Insurance Trust, on behalf of the Fund have developed procedures designed to address this potential conflict by (i) specifying the processes for developing and communicating the data used to calculate the Index, calculating the Index and managing the Fund to replicate the performance of the Index and (ii) monitoring for compliance with the specified processes.

Index and Information Risk: The data used by Hartford Investment Management to calculate the Index may not always be current. To the extent the data, and in particular the market-related data, is outdated or inaccurate, the sleeve consisting of (i) a basket of derivatives that generally will increase in value if the S&P 500 Index decreases significantly in value and will generally decrease in value when the S&P 500 Index remains level or increases in value; and (ii) holdings of Treasury securities and other cash investments (the “Derivative Sleeve”) may fail to hedge or may hedge less effectively against equity market declines. In addition, when the values of investments are increasing, the Fund’s value could increase to a lesser extent, or decrease to a greater extent, than would be the case if the data used to calculate the Index were current.

In addition, the Index is intended to hedge against the aggregate allocations of holders of the Riders to the Allocated Funds and not the allocation of any individual contract owner. The Derivative Sleeve may not be successful in providing an effective hedge, and the hedge, even if effective, will benefit some Rider holders more than others, depending upon the allocations to funds selected by the holders. In particular, contract owners whose allocations have a relatively higher anticipated correlation to the investment performance of the S&P 500 Index will benefit to a greater extent from the hedge during periods of equity market declines.

3

HIMCO VIT Portfolio Diversifier Fund

Manager Discussion

December 31, 2014 (Unaudited)

Portfolio Manager

Paul Bukowski, CFA

Executive Vice President and Head of Quantitative Equities

How did the Fund perform?

The Class IB Shares of the HIMCO VIT Portfolio Diversifier Fund (the “Fund”) returned -2.03% for the 12-month period ending December 31, 2014, compared to the returns of the Barclays U.S. Aggregate Bond Index, which returned 5.97%,1 and the S&P 500 Index, which returned 13.69%, for the same period.2

Why did the Fund perform this way?

The Fund performed in line with expectations, which is performance generally “contra” to that of the equity markets, as measured by the S&P 500 Index. The Fund generally invests in securities which increase in value as the S&P 500 Index declines (protection), and securities which are expected to approximate the performance of the Barclays U.S. Aggregate Bond and S&P 500 Indices.

As a result, the Fund decreased in value as the S&P 500 posted strong performance, appreciating more than 13% during 2014. The Fund’s protection securities, short S&P 500 Index futures and a modest short and long-term S&P 500 Index put position declined in value providing a headwind (i.e. negative impact) to performance. The fixed income sleeve provided a tailwind to Fund performance as it increased nearly 6% for the year.

What is your outlook?

Turning the calendar to 2015, we believe that equity market fundamentals are still positive as balance sheets hold ample cash positions and earnings growth is driven by moderate sales. Valuations appear to be neutral, with levels above long-term averages but consistent with the current rate environment and business/growth cycle. We expect volatility to trend higher in 2015 as pending rate hikes, the conclusion of Quantitative Easing III at the end of October 2014, and softness in European economies increase market uncertainty. Our 2015 year-end price target for the S&P 500 Index is 2080, which represents a low single-digit price return for the year, largely driven by earnings/revenue growth.

Possible risks to our outlook include commodity volatility, heightened geopolitical tensions, the potential for surprises in rate guidance, global monetary policy and unexpected weakness in economic indicators.

1.	Source: Barclays Live
2.	Source: Bloomberg L.P.

Diversification by Security Type

as of December 31, 2014

Category	Percentage of Net Assets
Equity Securities
Common Stocks	23.8%
Exchange-Traded Funds	0.1

Total	23.9%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.7%
Corporate Bonds	11.9
Foreign Government Obligations	1.3
Municipal Bonds	0.3
U.S. Government Agencies	14.1
U.S. Government Securities	16.9

Total	45.2%

Put Options Purchased	0.4%
Short-Term Investments	30.2
Other assets and liabilities	0.3

Total	100.0%

Credit Exposure

as of December 31, 2014

Credit Rating*	Percentage of Net Assets
AAA/Aaa	19.9%
AA/Aa	15.6
A	5.8
BBB/Baa	3.8
Not Rated	0.1
Non-Debt Securities and Other Short-Term Instruments	54.5
Other assets and liabilities	0.3

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

4

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments

December 31, 2014

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8%
	Automobiles & Components - 0.2%
1,239	BorgWarner, Inc.	$68,083
1,609	Delphi Automotive plc	117,007
20,908	Ford Motor Co.	324,074
7,343	General Motors Co.	256,344
1,500	Goodyear Tire & Rubber Co. (The)	42,855
1,164	Harley-Davidson, Inc.	76,719
3,624	Johnson Controls, Inc.	175,184

		1,060,266

	Banks - 1.5%
57,229	Bank of America Corp.	1,023,827
3,915	BB&T Corp.	152,254
16,479	Citigroup, Inc.	891,679
994	Comerica, Inc.	46,559
4,480	Fifth Third Bancorp	91,280
2,629	Hudson City Bancorp, Inc.	26,605
4,536	Huntington Bancshares, Inc.	47,719
20,333	JPMorgan Chase & Co.	1,272,439
4,769	KeyCorp	66,289
721	M&T Bank Corp.	90,572
1,703	People’s United Financial, Inc.	25,852
2,863	PNC Financial Services Group, Inc. (The)	261,191
7,588	Regions Financial Corp.	80,129
2,844	SunTrust Banks, Inc.	119,164
9,725	US Bancorp	437,139
25,671	Wells Fargo & Co.	1,407,284
1,131	Zions BanCorp.	32,245

		6,072,227

	Capital Goods - 1.8%
3,485	3M Co.	572,655
521	Allegion plc	28,895
1,334	AMETEK, Inc.	70,208
3,604	Boeing Co. (The)	468,448
3,291	Caterpillar, Inc.	301,225
927	Cummins, Inc.	133,646
3,317	Danaher Corp.	284,300
1,945	Deere & Co.	172,074
903	Dover Corp.	64,763
2,583	Eaton Corp. plc	175,541
3,766	Emerson Electric Co.	232,475
1,487	Fastenal Co.	70,722
747	Flowserve Corp.	44,693
858	Fluor Corp.	52,021
1,717	General Dynamics Corp.	236,294
54,557	General Electric Co.	1,378,655
4,251	Honeywell International, Inc.	424,760
1,956	Illinois Tool Works, Inc.	185,233
1,450	Ingersoll-Rand plc	91,916
717	Jacobs Engineering Group, Inc.(2)	32,043
545	Joy Global, Inc.	25,353
469	L-3 Communications Holdings, Inc.	59,193
1,460	Lockheed Martin Corp.	281,152
1,936	Masco Corp.	48,787
1,102	Northrop Grumman Corp.	162,424
1,929	PACCAR, Inc.	131,191
583	Pall Corp.	59,005
813	Parker-Hannifin Corp.	104,836
1,016	Pentair plc	67,483
774	Precision Castparts Corp.	186,441
1,197	Quanta Services, Inc.(2)	33,983

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Capital Goods - 1.8% - (continued)
1,679	Raytheon Co.	$181,617
741	Rockwell Automation, Inc.	82,399
726	Rockwell Collins, Inc.	61,333
541	Roper Industries, Inc.	84,585
320	Snap-on, Inc.	43,757
856	Stanley Black & Decker, Inc.	82,245
1,506	Textron, Inc.	63,418
547	United Rentals, Inc.(2)	55,799
4,604	United Technologies Corp.	529,460
329	WW Grainger, Inc.	83,859
991	Xylem, Inc.	37,727

		7,486,614

	Commercial & Professional Services - 0.2%
957	ADT Corp. (The)	34,672
536	Cintas Corp.	42,044
196	Dun & Bradstreet Corp. (The)	23,708
657	Equifax, Inc.	53,132
1,027	Iron Mountain, Inc., REIT	39,704
1,751	Nielsen N.V.	78,322
1,108	Pitney Bowes, Inc.	27,002
1,368	Republic Services, Inc.	55,062
749	Robert Half International, Inc.	43,727
460	Stericycle, Inc.(2)	60,297
2,284	Tyco International plc	100,176
2,304	Waste Management, Inc.	118,241

		676,087

	Consumer Durables & Apparel - 0.3%
1,509	Coach, Inc.	56,678
1,822	DR Horton, Inc.	46,078
248	Fossil Group, Inc.(2)	27,464
667	Garmin Ltd.	35,238
376	Harman International Industries, Inc.	40,123
623	Hasbro, Inc.	34,259
758	Leggett & Platt, Inc.	32,298
976	Lennar Corp., Class A	43,735
1,861	Mattel, Inc.	57,589
1,121	Michael Kors Holdings Ltd.(2)	84,187
338	Mohawk Industries, Inc.(2)	52,512
1,480	Newell Rubbermaid, Inc.	56,373
3,795	NIKE, Inc., Class B	364,889
1,837	PulteGroup, Inc.	39,422
448	PVH Corp.	57,420
331	Ralph Lauren Corp.	61,288
909	Under Armour, Inc., Class A(2)	61,721
1,872	VF Corp.	140,213
425	Whirlpool Corp.	82,339

		1,373,826

	Consumer Services - 0.4%
2,448	Carnival Corp.	110,968
169	Chipotle Mexican Grill, Inc.(2)	115,682
725	Darden Restaurants, Inc.	42,507
1,506	H&R Block, Inc.	50,722
1,159	Marriott International, Inc., Class A	90,437
5,281	McDonald’s Corp.	494,830
911	Royal Caribbean Cruises Ltd.	75,094
4,066	Starbucks Corp.	333,615
977	Starwood Hotels & Resorts Worldwide, Inc.	79,205
671	Wyndham Worldwide Corp.	57,545

The accompanying notes are an integral part of these financial statements.

5

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Consumer Services - 0.4% - (continued)
442	Wynn Resorts Ltd.	$65,752
2,376	Yum! Brands, Inc.	173,091

		1,689,448

	Diversified Financials - 1.3%
305	Affiliated Managers Group, Inc.(2)	64,733
4,832	American Express Co.	449,569
1,007	Ameriprise Financial, Inc.	133,176
6,133	Bank of New York Mellon Corp. (The)	248,816
9,920	Berkshire Hathaway, Inc., Class B(2)	1,489,488
693	BlackRock, Inc.	247,789
3,026	Capital One Financial Corp.	249,796
6,258	Charles Schwab Corp. (The)	188,929
1,726	CME Group, Inc.	153,010
2,470	Discover Financial Services	161,760
1,578	E*TRADE Financial Corp.(2)	38,274
2,131	Franklin Resources, Inc.	117,994
2,203	Goldman Sachs Group, Inc. (The)	427,008
613	Intercontinental Exchange, Inc.	134,425
2,357	Invesco Ltd.	93,149
560	Legg Mason, Inc.	29,887
1,721	Leucadia National Corp.	38,585
1,480	McGraw Hill Financial, Inc.	131,691
999	Moody’s Corp.	95,714
8,289	Morgan Stanley	321,613
656	NASDAQ OMX Group, Inc. (The)	31,462
2,230	Navient Corp.	48,190
1,213	Northern Trust Corp.	81,756
2,278	State Street Corp.	178,823
1,420	T Rowe Price Group, Inc.	121,921

		5,277,558

	Energy - 2.0%
2,756	Anadarko Petroleum Corp.	227,370
2,053	Apache Corp.	128,661
2,351	Baker Hughes, Inc.	131,821
2,236	Cabot Oil & Gas Corp.	66,208
1,075	Cameron International Corp.(2)	53,696
2,834	Chesapeake Energy Corp.	55,461
10,281	Chevron Corp.	1,153,323
478	Cimarex Energy Co.	50,668
6,693	ConocoPhillips	462,219
1,259	CONSOL Energy, Inc.	42,567
1,959	Denbury Resources, Inc.	15,927
2,092	Devon Energy Corp.	128,051
371	Diamond Offshore Drilling, Inc.	13,619
1,286	Ensco plc, Class A	38,516
2,983	EOG Resources, Inc.	274,645
821	EQT Corp.	62,150
23,032	Exxon Mobil Corp.	2,129,308
1,268	FMC Technologies, Inc.(2)	59,393
4,614	Halliburton Co.	181,469
597	Helmerich & Payne, Inc.	40,250
1,391	Hess Corp.	102,684
9,249	Kinder Morgan, Inc.	391,325
3,685	Marathon Oil Corp.	104,249
1,528	Marathon Petroleum Corp.	137,917
911	Murphy Oil Corp.	46,024
1,569	Nabors Industries Ltd.	20,366
2,342	National Oilwell Varco, Inc.	153,471
759	Newfield Exploration Co.(2)	20,584

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Energy - 2.0% - (continued)
1,396	Noble Corp. plc	$23,132
1,962	Noble Energy, Inc.	93,058
4,220	Occidental Petroleum Corp.	340,174
1,132	ONEOK, Inc.	56,362
3,013	Phillips 66	216,032
811	Pioneer Natural Resources Co.	120,717
912	QEP Resources, Inc.	18,441
910	Range Resources Corp.	48,639
6,992	Schlumberger Ltd.	597,187
1,925	Southwestern Energy Co.(2)	52,533
3,638	Spectra Energy Corp.	132,059
691	Tesoro Corp.	51,376
1,868	Transocean Ltd.	34,240
2,843	Valero Energy Corp.	140,728
3,669	Williams Cos., Inc. (The)	164,885

		8,381,505

	Food & Staples Retailing - 0.6%
2,384	Costco Wholesale Corp.	337,932
6,237	CVS Health Corp.	600,685
2,679	Kroger Co. (The)	172,019
1,262	Safeway, Inc.	44,321
3,211	Sysco Corp.	127,445
8,584	Wal-Mart Stores, Inc.	737,194
4,736	Walgreens Boot Allliance, Inc.	360,883
1,966	Whole Foods Market, Inc.	99,126

		2,479,605

	Food, Beverage & Tobacco - 1.2%
10,741	Altria Group, Inc.	529,209
3,504	Archer-Daniels-Midland Co.	182,208
850	Brown-Forman Corp., Class B	74,664
972	Campbell Soup Co.	42,768
21,433	Coca-Cola Co. (The)	904,901
1,217	Coca-Cola Enterprises, Inc.	53,816
2,312	ConAgra Foods, Inc.	83,879
913	Constellation Brands, Inc., Class A(2)	89,629
1,067	Dr Pepper Snapple Group, Inc.	76,483
3,275	General Mills, Inc.	174,656
804	Hershey Co. (The)	83,560
734	Hormel Foods Corp.	38,241
555	JM Smucker Co. (The)	56,044
1,365	Kellogg Co.	89,326
663	Keurig Green Mountain, Inc.	87,778
3,202	Kraft Foods Group, Inc.	200,637
1,957	Lorillard, Inc.	123,174
703	McCormick & Co., Inc.	52,233
1,100	Mead Johnson Nutrition Co.	110,594
877	Molson Coors Brewing Co., Class B	65,354
9,135	Mondelez International, Inc., Class A	331,829
787	Monster Beverage Corp.(2)	85,271
8,130	PepsiCo, Inc.	768,773
8,437	Philip Morris International, Inc.	687,194
1,675	Reynolds American, Inc.	107,652
1,605	Tyson Foods, Inc., Class A	64,344

		5,164,217

	Health Care Equipment & Services - 1.1%
8,184	Abbott Laboratories	368,444
1,917	Aetna, Inc.	170,287
1,134	AmerisourceBergen Corp.	102,241
1,472	Anthem, Inc.	184,986

The accompanying notes are an integral part of these financial statements.

6

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Health Care Equipment & Services - 1.1% - (continued)
2,942	Baxter International, Inc.	$215,619
1,045	Becton Dickinson and Co.	145,422
7,245	Boston Scientific Corp.(2)	95,996
1,802	Cardinal Health, Inc.	145,476
1,116	CareFusion Corp.(2)	66,223
1,655	Cerner Corp.(2)	107,012
1,425	Cigna Corp.	146,647
2,466	Covidien plc	252,223
408	CR Bard, Inc.	67,981
932	DaVita HealthCare Partners, Inc.(2)	70,590
775	DENTSPLY International, Inc.	41,284
584	Edwards Lifesciences Corp.(2)	74,390
3,989	Express Scripts Holding Co.(2)	337,749
837	Humana, Inc.	120,218
198	Intuitive Surgical, Inc.(2)	104,730
462	Laboratory Corp. of America Holdings(2)	49,850
1,260	McKesson Corp.	261,551
5,356	Medtronic, Inc.	386,703
472	Patterson Cos., Inc.	22,703
791	Quest Diagnostics, Inc.	53,044
1,560	St Jude Medical, Inc.	101,447
1,623	Stryker Corp.	153,098
537	Tenet Healthcare Corp.(2)	27,210
5,219	UnitedHealth Group, Inc.	527,589
500	Universal Health Services, Inc., Class B	55,630
544	Varian Medical Systems, Inc.(2)	47,061
924	Zimmer Holdings, Inc.	104,800

		4,608,204

	Household & Personal Products - 0.5%
2,389	Avon Products, Inc.	22,433
708	Clorox Co. (The)	73,781
4,647	Colgate-Palmolive Co.	321,526
1,226	Estee Lauder Cos., Inc. (The), Class A	93,421
2,024	Kimberly-Clark Corp.	233,853
14,695	Procter & Gamble Co. (The)	1,338,567

		2,083,581

	Insurance - 0.7%
1,852	ACE Ltd.	212,758
2,541	Aflac, Inc.	155,230
2,360	Allstate Corp. (The)	165,790
7,713	American International Group, Inc.	432,005
1,594	Aon plc	151,159
461	Assurant, Inc.	31,546
1,332	Chubb Corp. (The)	137,822
923	Cincinnati Financial Corp.	47,839
2,802	Genworth Financial, Inc., Class A(2)	23,817
1,485	Lincoln National Corp.	85,640
1,734	Loews Corp.	72,863
3,027	Marsh & McLennan Cos., Inc.	173,265
6,266	MetLife, Inc.	338,928
1,592	Principal Financial Group, Inc.	82,688
3,118	Progressive Corp. (The)	84,155
2,539	Prudential Financial, Inc.	229,678
797	Torchmark Corp.	43,174
1,858	Travelers Cos., Inc. (The)	196,669
1,506	Unum Group	52,529
1,588	XL Group plc	54,580

		2,772,135

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Materials - 0.8%
1,049	Air Products & Chemicals, Inc.	$151,297
366	Airgas, Inc.	42,156
6,468	Alcoa, Inc.	102,130
599	Allegheny Technologies, Inc.	20,827
508	Avery Dennison Corp.	26,355
748	Ball Corp.	50,991
273	CF Industries Holdings, Inc.	74,403
6,034	Dow Chemical Co. (The)	275,211
815	Eastman Chemical Co.	61,826
1,463	Ecolab, Inc.	152,913
4,930	EI du Pont de Nemours & Co.	364,524
731	FMC Corp.	41,689
5,666	Freeport-McMoRan, Inc.	132,358
446	International Flavors & Fragrances, Inc.	45,207
2,312	International Paper Co.	123,877
2,268	LyondellBasell Industries N.V., Class A	180,056
341	Martin Marietta Materials, Inc.	37,619
922	MeadWestvaco Corp.	40,928
2,632	Monsanto Co.	314,445
1,727	Mosaic Co. (The)	78,837
2,681	Newmont Mining Corp.	50,671
1,730	Nucor Corp.	84,856
910	Owens-Illinois, Inc.(2)	24,561
748	PPG Industries, Inc.	172,900
1,578	Praxair, Inc.	204,446
1,157	Sealed Air Corp.	49,091
444	Sherwin-Williams Co. (The)	116,790
652	Sigma-Aldrich Corp.	89,500
720	Vulcan Materials Co.	47,326

		3,157,790

	Media - 0.8%
1,211	Cablevision Systems Corp., Class A	24,995
2,600	CBS Corp., Class B	143,884
14,016	Comcast Corp., Class A	813,068
2,730	DIRECTV(2)	236,691
859	Discovery Communications, Inc., Class A(2)	29,593
1,435	Discovery Communications, Inc., Class C(2)	48,388
1,244	Gannett Co., Inc.	39,721
2,316	Interpublic Group of Cos., Inc. (The)	48,103
2,744	News Corp., Class A(2)	43,053
1,353	Omnicom Group, Inc.	104,817
553	Scripps Networks Interactive, Inc., Class A	41,624
1,524	Time Warner Cable, Inc.	231,740
4,561	Time Warner, Inc.	389,601
10,088	Twenty-First Century Fox, Inc., Class A	387,430
2,012	Viacom, Inc., Class B	151,403
8,485	Walt Disney Co. (The)	799,202

		3,533,313

	Pharmaceuticals, Biotechnology & Life Sciences - 2.3%
8,671	AbbVie, Inc.	567,430
1,443	Actavis plc(2)	371,443
1,820	Agilent Technologies, Inc.	74,511
1,079	Alexion Pharmaceuticals, Inc.(2)	199,647
1,622	Allergan, Inc.	344,821
4,140	Amgen, Inc.	659,461
1,285	Biogen Idec, Inc.(2)	436,193
9,025	Bristol-Myers Squibb Co.	532,746
4,347	Celgene Corp.(2)	486,255
5,334	Eli Lilly & Co.	367,993

The accompanying notes are an integral part of these financial statements.

7

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 2.3% - (continued)
8,215	Gilead Sciences, Inc.(2)	$774,346
926	Hospira, Inc.(2)	56,717
15,229	Johnson & Johnson	1,592,496
637	Mallinckrodt plc(2)	63,082
15,509	Merck & Co., Inc.	880,756
2,043	Mylan, Inc.(2)	115,164
620	PerkinElmer, Inc.	27,113
766	Perrigo Co. plc	128,044
34,279	Pfizer, Inc.	1,067,791
404	Regeneron Pharmaceuticals, Inc.(2)	165,741
2,176	Thermo Fisher Scientific, Inc.	272,631
1,310	Vertex Pharmaceuticals, Inc.(2)	155,628
455	Waters Corp.(2)	51,288
2,729	Zoetis, Inc.	117,429

		9,508,726

	Real Estate - 0.6%
2,145	American Tower Corp., REIT	212,033
805	Apartment Investment & Management Co., Class A, REIT	29,906
722	AvalonBay Communities, Inc., REIT	117,968
828	Boston Properties, Inc., REIT	106,555
1,537	CBRE Group, Inc., Class A(2)	52,642
1,806	Crown Castle International Corp., REIT	142,132
1,978	Equity Residential, REIT	142,100
351	Essex Property Trust, Inc., REIT	72,517
3,389	General Growth Properties, Inc., REIT	95,333
2,499	HCP, Inc., REIT	110,031
1,790	Health Care REIT, Inc., REIT	135,449
4,147	Host Hotels & Resorts, Inc., REIT	98,574
2,267	Kimco Realty Corp., REIT	56,992
772	Macerich Co. (The), REIT	64,393
962	Plum Creek Timber Co., Inc., REIT	41,164
2,699	Prologis, Inc., REIT	116,138
788	Public Storage, REIT	145,662
1,685	Simon Property Group, Inc., REIT	306,855
1,603	Ventas, Inc., REIT	114,935
952	Vornado Realty Trust, REIT	112,060
2,879	Weyerhaeuser Co., REIT	103,327

		2,376,766

	Retailing - 1.0%
2,065	Amazon.com, Inc.(2)	640,873
407	AutoNation, Inc.(2)	24,587
173	AutoZone, Inc.(2)	107,106
1,014	Bed Bath & Beyond, Inc.(2)	77,236
1,591	Best Buy Co., Inc.	62,017
1,172	CarMax, Inc.(2)	78,032
1,651	Dollar General Corp.(2)	116,726
1,122	Dollar Tree, Inc.(2)	78,966
541	Expedia, Inc.	46,180
524	Family Dollar Stores, Inc.	41,506
601	GameStop Corp., Class A	20,314
1,455	Gap, Inc. (The)	61,270
832	Genuine Parts Co.	88,666
7,164	Home Depot, Inc. (The)	752,005
1,101	Kohl’s Corp.	67,205
1,334	L Brands, Inc.	115,458
5,288	Lowe’s Cos., Inc.	363,814
1,881	Macy’s, Inc.	123,676

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Retailing - 1.0% - (continued)
329	Netflix, Inc.(2)	$112,390
766	Nordstrom, Inc.	60,813
553	O’Reilly Automotive, Inc.(2)	106,519
544	PetSmart, Inc.	44,224
285	Priceline Group, Inc. (The)(2)	324,960
1,145	Ross Stores, Inc.	107,928
3,511	Staples, Inc.	63,619
3,462	Target Corp.	262,800
614	Tiffany & Co.	65,612
3,744	TJX Cos., Inc. (The)	256,763
743	Tractor Supply Co.	58,563
609	TripAdvisor, Inc.(2)	45,468
552	Urban Outfitters, Inc.(2)	19,392

		4,394,688

	Semiconductors & Semiconductor Equipment - 0.6%
1,656	Altera Corp.	61,173
1,690	Analog Devices, Inc.	93,829
6,635	Applied Materials, Inc.	165,344
1,377	Avago Technologies Ltd.	138,512
2,937	Broadcom Corp., Class A	127,260
415	First Solar, Inc.(2)	18,507
26,306	Intel Corp.	954,645
901	KLA-Tencor Corp.	63,358
871	Lam Research Corp.	69,105
1,300	Linear Technology Corp.	59,280
1,092	Microchip Technology, Inc.	49,260
5,854	Micron Technology, Inc.(2)	204,949
2,821	NVIDIA Corp.	56,561
5,739	Texas Instruments, Inc.	306,836
1,442	Xilinx, Inc.	62,424

		2,431,043

	Software & Services - 2.5%
3,408	Accenture plc, Class A	304,368
2,580	Adobe Systems, Inc.(2)	187,566
972	Akamai Technologies, Inc.(2)	61,197
347	Alliance Data Systems Corp.(2)	99,259
1,248	Autodesk, Inc.(2)	74,955
2,623	Automatic Data Processing, Inc.	218,680
1,767	CA, Inc.	53,805
882	Citrix Systems, Inc.(2)	56,272
3,316	Cognizant Technology Solutions Corp., Class A(2)	174,621
769	Computer Sciences Corp.	48,485
6,147	eBay, Inc.(2)	344,970
1,700	Electronic Arts, Inc.(2)	79,925
11,379	Facebook, Inc., Class A(2)	887,790
1,538	Fidelity National Information Services, Inc.	95,664
1,328	Fiserv, Inc.(2)	94,248
1,555	Google, Inc., Class A(2)	825,176
1,546	Google, Inc., Class C(2)	813,814
5,004	International Business Machines Corp.	802,842
1,556	Intuit, Inc.	143,448
5,327	MasterCard, Inc., Class A	458,974
44,863	Microsoft Corp.	2,083,886
17,589	Oracle Corp.	790,977
1,785	Paychex, Inc.	82,413
1,025	Red Hat, Inc.(2)	70,869
3,192	salesforce.com, Inc.(2)	189,318
3,771	Symantec Corp.	96,745

The accompanying notes are an integral part of these financial statements.

8

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Software & Services - 2.5% - (continued)
838	Teradata Corp.(2)	$36,604
900	Total System Services, Inc.	30,564
592	VeriSign, Inc.(2)	33,744
2,657	Visa, Inc., Class A	696,665
2,850	Western Union Co. (The)	51,044
5,877	Xerox Corp.	81,455
4,807	Yahoo!, Inc.(2)	242,802

		10,313,145

	Technology Hardware & Equipment - 1.6%
1,677	Amphenol Corp., Class A	90,239
31,924	Apple, Inc.	3,523,771
27,807	Cisco Systems, Inc.	773,452
6,974	Corning, Inc.	159,914
11,067	EMC Corp.	329,133
405	F5 Networks, Inc.(2)	52,838
768	FLIR Systems, Inc.	24,814
566	Harris Corp.	40,650
10,159	Hewlett-Packard Co.	407,681
2,103	Juniper Networks, Inc.	46,939
1,147	Motorola Solutions, Inc.	76,941
1,704	NetApp, Inc.	70,631
9,040	QUALCOMM, Inc.	671,943
1,206	SanDisk Corp.	118,164
1,786	Seagate Technology plc	118,769
2,209	TE Connectivity Ltd.	139,719
1,193	Western Digital Corp.	132,065

		6,777,663

	Telecommunication Services - 0.5%
28,197	AT&T, Inc.	947,137
3,112	CenturyLink, Inc.	123,173
5,507	Frontier Communications Corp.	36,732
1,519	Level 3 Communications, Inc.(2)	75,008
22,559	Verizon Communications, Inc.	1,055,310
3,327	Windstream Holdings, Inc.	27,414

		2,264,774

	Transportation - 0.5%
805	CH Robinson Worldwide, Inc.	60,286
5,426	CSX Corp.	196,584
4,563	Delta Air Lines, Inc.	224,454
1,062	Expeditors International of Washington, Inc.	47,376
1,434	FedEx Corp.	249,028
603	Kansas City Southern	73,584
1,685	Norfolk Southern Corp.	184,693
294	Ryder System, Inc.	27,298
3,696	Southwest Airlines Co.	156,415
4,836	Union Pacific Corp.	576,113
3,785	United Parcel Service, Inc., Class B	420,778

		2,216,609

	Utilities - 0.8%
3,574	AES Corp.	49,214
657	AGL Resources, Inc.	35,813
1,323	Ameren Corp.	61,030
2,661	American Electric Power Co., Inc.	161,576
2,346	CenterPoint Energy, Inc.	54,967
1,502	CMS Energy Corp.	52,195
1,598	Consolidated Edison, Inc.	105,484
3,169	Dominion Resources, Inc.	243,696
966	DTE Energy Co.	83,433

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Utilities - 0.8% - (continued)
3,839	Duke Energy Corp.	$320,710
1,778	Edison International	116,423
991	Entergy Corp.	86,693
4,684	Exelon Corp.	173,683
2,296	FirstEnergy Corp.	89,521
439	Integrys Energy Group, Inc.	34,176
2,367	NextEra Energy, Inc.	251,588
1,728	NiSource, Inc.	73,302
1,724	Northeast Utilities	92,268
1,850	NRG Energy, Inc.	49,858
1,375	Pepco Holdings, Inc.	37,029
2,589	PG&E Corp.	137,838
610	Pinnacle West Capital Corp.	41,669
3,619	PPL Corp.	131,478
2,768	Public Service Enterprise Group, Inc.	114,623
779	SCANA Corp.	47,052
1,254	Sempra Energy	139,645
4,886	Southern Co. (The)	239,951
1,301	TECO Energy, Inc.	26,658
1,234	Wisconsin Energy Corp.	65,081
2,753	Xcel Energy, Inc.	98,888

		3,215,542

	Total Common Stocks (cost $74,692,689)	99,315,332

EXCHANGE-TRADED FUND - 0.1%
	Diversified Financial Services - 0.1%
1,165	Vanguard S&P 500 ETF (cost $220,433)	219,544

	Total Exchange-Traded Funds (cost $220,433)	219,544

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7%
$379	Ally Automotive Receivables Trust, Series 2012-1, Class A3, ABS 0.93%, 02/16/2016	379
	Banc of America Commercial Mortgage Trust
	Series 2006-2, Class A4
15,000	5.73%, 05/10/2045(3)	15,618
	Series 2006-3, Class A4
23,333	5.89%, 07/10/2044(3)	24,558
	Series 2006-4, Class AM
60,000	5.68%, 07/10/2046	63,906
	Series 2006-5, Class A4
25,000	5.41%, 09/10/2047	26,153
	Series 2007-1, Class A4
23,610	5.45%, 01/15/2049	25,303
	Series 2007-3, Class A4
30,000	5.55%, 06/10/2049(3)	32,181
	Series 2007-4, Class A4
7,776	5.75%, 02/10/2051(3)	8,476
	Series 2007-5, Class A4
20,000	5.49%, 02/10/2051	21,346
	Bear Stearns Commercial Mortgage Securities Trust
	Series 2005-PW10, Class A4
48,970	5.41%, 12/11/2040(3)	50,270
	Series 2006-PW14, Class A4
60,000	5.20%, 12/11/2038	63,584

The accompanying notes are an integral part of these financial statements.

9

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7% - (continued)
	Bear Stearns Commercial Mortgage Securities Trust - (continued)
	Series 2007-PW15, Class A4
$21,703	5.33%, 02/11/2044	$23,188
	Series 2007-PW16, Class A4
60,000	5.71%, 06/11/2040(3)	64,716
	Series 2007-PW18, Class A4
25,000	5.70%, 06/11/2050	27,174
	Chase Issuance Trust
	Series 2012-A3, Class A3
150,000	0.79%, 06/15/2017	150,199
	Series 2013-A1, Class A1
100,000	1.30%, 02/18/2020	99,102
	Citibank Credit Card Issuance Trust
	Series 2005-A2, Class A2
110,000	4.85%, 03/10/2017	110,925
	Series 2007-A8, Class A8,
100,000	5.65%, 09/20/2019	110,918
	Citigroup Commercial Mortgage Trust
	Series 2007-C6, Class A4
35,000	5.71%, 12/10/2049(3)	37,953
	Series 2008-C7, Class A4
18,534	6.14%, 12/10/2049(3)	20,302
	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2005-CD1, Class A4
32,757	5.23%, 07/15/2044(3)	33,286
	Series 2006-CD3, Class A5
22,200	5.62%, 10/15/2048	23,333
	Series 2007-CD4, Class A4
25,000	5.32%, 12/11/2049	26,469
	Series 2007-CD5, Class A4
26,528	5.89%, 11/15/2044(3)	28,896
	Cobalt CMBS Commercial Mortgage Trust
	Series 2006-C1, Class A4
35,998	5.22%, 08/15/2048	37,935
	Series 2007-C2, Class A3
23,697	5.48%, 04/15/2047(3)	25,360
	Series 2007-C3, Class A4
22,195	5.77%, 05/15/2046(3)	24,083
	Commercial Mortgage Pass-Through Certificates
	Series 2006-C7, Class A4
23,203	5.76%, 06/10/2046(3)	24,320
	Series 2006-C8, Class A4
19,455	5.31%, 12/10/2046	20,609
	Series 2007-C9, Class A4
15,000	5.80%, 12/10/2049(3)	16,384
	Series 2012-CR2, Class A4
30,000	3.15%, 08/15/2045	30,733
	Commercial Mortgage Trust
	Series 2005-GG5, Class A5
40,000	5.22%, 04/10/2037(3)	40,433
	Series 2006-GG7, Class A4
48,152	5.82%, 07/10/2038(3)	50,333
	Series 2007-GG11, Class A4
25,000	5.74%, 12/10/2049	27,076
	Series 2007-GG9, Class A4
35,000	5.44%, 03/10/2039	37,334
	Series 2013-LC6, Class A4
15,000	2.94%, 01/10/2046	15,073

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7% - (continued)
	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1, Class A4
$50,000	5.47%, 02/15/2039(3)	$51,441
	Series 2006-C4, Class A3
24,870	5.47%, 09/15/2039	26,177
	Series 2007-C3, Class A4
23,337	5.70%, 06/15/2039(3)	24,927
	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4
54,672	5.10%, 08/15/2038(3)	55,398
	Ford Credit Automotive Owner Trust, Series 2013-A, Class A4, ABS
100,000	0.78%, 05/15/2018	99,795
	GE Commercial Mortgage Corp., Series 2007-C1, Class A4
30,000	5.54%, 12/10/2049	31,880
	GS Mortgage Securities Corp. II
	Series 2005-GG4, Class A4A
18,530	4.75%, 07/10/2039	18,548
	Series 2013-GC10, Class A5
10,000	2.94%, 02/10/2046	9,997
	GS Mortgage Securities Trust
	Series 2006-GG8, Class A4
24,585	5.56%, 11/10/2039	26,027
	Series 2007-GG10, Class A4
40,627	5.80%, 08/10/2045(3)	43,982
	Series 2012-GC6, Class A3
20,000	3.48%, 01/10/2045	20,895
	Series 2012-GCJ7, Class A4
50,000	3.38%, 05/10/2045	51,922
	Series 2013-GC12, Class A4
40,000	3.14%, 06/10/2046	40,480
	Honda Automotive Receivables Owner Trust, Series 2012-1, Class A3
11,739	0.77%, 01/15/2016	11,744
	JP Morgan Chase Commercial Mortgage Securities Trust
	Series 2005-LDP5, Class A4
22,915	5.24%, 12/15/2044(3)	23,299
	Series 2006-CB14, Class A4
17,336	5.48%, 12/12/2044(3)	17,725
	Series 2006-LDP7, Class A4
100,000	5.87%, 04/15/2045(3)	104,417
	Series 2006-LDP9, Class A3
24,593	5.34%, 05/15/2047	26,118
	Series 2007-CB18, Class A4
33,713	5.44%, 06/12/2047	35,846
	Series 2007-CB20, Class A4
38,000	5.79%, 02/12/2051(3)	41,179
	Series 2007-LD11, Class A4
25,000	5.79%, 06/15/2049(3)	26,839
	Series 2007-LDPX, Class A3
18,832	5.42%, 01/15/2049	20,104
	Series 2011-C5, Class A3
10,000	4.17%, 08/15/2046	10,803
	LB-UBS Commercial Mortgage Trust
	Series 2006-C4, Class A4
9,584	5.83%, 06/15/2038(3)	10,067
	Series 2006-C6, Class A4
25,000	5.37%, 09/15/2039	26,428

The accompanying notes are an integral part of these financial statements.

10

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7% - (continued)
	LB-UBS Commercial Mortgage Trust - (continued)
	Series 2007-C1, Class A4
$58,280	5.42%, 02/15/2040	$62,409
	Series 2007-C7, Class A3
15,031	5.87%, 09/15/2045(3)	16,514
	ML-CFC Commercial Mortgage Trust
	Series 2006-2, Class A4
33,841	5.87%, 06/12/2046(3)	35,512
	Series 2006-4, Class A3
23,636	5.17%, 12/12/2049	25,019
	Series 2007-5, Class A4
23,915	5.38%, 08/12/2048	25,405
	Series 2007-9, Class A4
40,000	5.70%, 09/12/2049	43,259
	Morgan Stanley Capital I Trust
	Series 2005-HQ6, Class A4A
74,780	4.99%, 08/13/2042	74,959
	Series 2006-IQ11, Class A4
32,868	5.66%, 10/15/2042(3)	33,764
	Series 2006-IQ12, Class A4
46,833	5.33%, 12/15/2043	49,450
	Series 2007-IQ14, Class A4
25,000	5.69%, 04/15/2049(3)	26,918
	Series 2007-IQ16, Class A4
24,812	5.81%, 12/12/2049	26,975
	Wachovia Bank Commercial Mortgage Trust
	Series 2005-C22, Class A4
22,569	5.27%, 12/15/2044(3)	23,051
	Series 2006-C23, Class A4
19,577	5.42%, 01/15/2045(3)	20,082
	Series 2006-C28, Class A4
35,102	5.57%, 10/15/2048	37,097
	Series 2006-C29, Class A4
24,332	5.31%, 11/15/2048	25,785
	Series 2007-C30, Class A5
25,000	5.34%, 12/15/2043	26,678
	Series 2007-C31, Class A4
25,000	5.51%, 04/15/2047	26,331
	Series 2007-C32, Class A3
25,000	5.72%, 06/15/2049(3)	26,835
	Series 2007-C34, Class A3
25,000	5.68%, 05/15/2046	27,025
	WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A3
40,000	2.88%, 12/15/2045	40,014

	Total Asset & Commercial Mortgage Backed Securities (cost $2,993,871)	2,967,028

CORPORATE BONDS - 11.9%
	Advertising - 0.0%
	Omnicom Group, Inc.
110,000	3.63%, 05/01/2022	112,925

	Aerospace/Defense - 0.2%
	Boeing Co. (The)
200,000	4.88%, 02/15/2020	225,456

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Aerospace/Defense - 0.2% - (continued)
	General Dynamics Corp.
$15,000	3.88%, 07/15/2021	$16,108
	Lockheed Martin Corp.
140,000	4.25%, 11/15/2019	152,605
15,000	4.85%, 09/15/2041	16,748
	Northrop Grumman Corp.
40,000	4.75%, 06/01/2043	44,658
20,000	5.05%, 08/01/2019	22,198
	Raytheon Co.
95,000	3.13%, 10/15/2020	98,116
	United Technologies Corp.
170,000	4.50%, 04/15/2020 - 06/01/2042	186,417
115,000	6.13%, 02/01/2019	133,517

		895,823

	Agriculture - 0.1%
	Altria Group, Inc.
270,000	4.75%, 05/05/2021	298,626
6,000	9.70%, 11/10/2018	7,619
	Archer-Daniels-Midland Co.
33,000	4.02%, 04/16/2043	33,112
	Philip Morris International, Inc.
240,000	4.50% 03/26/2020 - 03/20/2042	260,271

		599,628

	Auto Manufacturers - 0.1%
	Daimler Finance North America LLC
18,000	8.50%, 01/18/2031	27,531
	Ford Motor Co.
130,000	7.45%, 07/16/2031	176,487
	Toyota Motor Credit Corp.
	MTN
70,000	2.00%, 10/24/2018	70,676
140,000	3.40%, 09/15/2021	147,247

		421,941

	Auto Parts&Equipment - 0.0%
	Johnson Controls, Inc.
100,000	5.00%, 03/30/2020	109,746

	Beverages - 0.3%
	Anheuser-Busch InBev Worldwide, Inc.
95,000	3.75%, 07/15/2042	89,311
325,000	5.38%, 01/15/2020	368,107
	Coca-Cola Co. (The)
240,000	1.65%, 03/14/2018	241,518
100,000	3.15%, 11/15/2020	104,544
	Diageo Capital plc
50,000	3.88%, 04/29/2043	49,232
75,000	5.50%, 09/30/2016	80,715
	Dr Pepper Snapple Group, Inc.
40,000	2.90%, 01/15/2016	40,806
	PepsiCo, Inc.
180,000	3.13%, 11/01/2020	186,290
65,000	5.50%, 01/15/2040	78,287

		1,238,810

	Biotechnology - 0.1%
	Amgen, Inc.
195,000	3.88%, 11/15/2021	206,020
87,000	5.75%, 03/15/2040	104,089

The accompanying notes are an integral part of these financial statements.

11

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Biotechnology - 0.1% - (continued)
	Celgene Corp.
$85,000	3.25%, 08/15/2022	$85,547
	Gilead Sciences, Inc.
110,000	3.70%, 04/01/2024	115,371
20,000	4.40%, 12/01/2021	22,053
45,000	4.80%, 04/01/2044	49,917

		582,997

	Chemicals - 0.3%
	CF Industries, Inc.
50,000	4.95%, 06/01/2043	49,842
	Dow Chemical Co. (The)
200,000	4.13%, 11/15/2021	211,321
25,000	4.38%, 11/15/2042	24,214
90,000	8.55%, 05/15/2019	111,892
	Eastman Chemical Co.
90,000	3.80%, 03/15/2025	91,618
	Ecolab, Inc.
95,000	4.35%, 12/08/2021	103,511
	EI du Pont de Nemours & Co.
160,000	3.63%, 01/15/2021	169,606
20,000	5.60%, 12/15/2036	24,328
	LYB International Finance BV
50,000	4.00%, 07/15/2023	51,147
30,000	4.88%, 03/15/2044	30,863
	Monsanto Co.
80,000	4.40%, 07/15/2044	83,004
	Potash Corp. of Saskatchewan, Inc.
35,000	6.50%, 05/15/2019	40,850
	PPG Industries, Inc.
20,000	3.60%, 11/15/2020	20,812
	Praxair, Inc.
55,000	2.45%, 02/15/2022	54,014

		1,067,022

	Commercial Banks - 2.4%
	Bank of America Corp.
160,000	3.30%, 01/11/2023	160,012
445,000	5.00%, 05/13/2021	496,555
560,000	5.65%, 05/01/2018	622,145
50,000	5.88%, 02/07/2042	62,568
	Bank of Montreal
150,000	1.45%, 04/09/2018	148,150
	Bank of New York Mellon Corp. (The)
135,000	2.30%, 07/28/2016	137,952
50,000	3.55%, 09/23/2021	52,273
	Bank of Nova Scotia
95,000	4.38%, 01/13/2021	105,746
	Barclays Bank plc
250,000	5.00%, 09/22/2016	266,399
	BB&T Corp.
80,000	3.20%, 03/15/2016	81,842
130,000	5.25%, 11/01/2019	144,820
	Capital One Financial Corp.
140,000	4.75%, 07/15/2021	154,299
110,000	6.15%, 09/01/2016	118,210
	Citigroup, Inc.
40,000	3.38%, 03/01/2023	40,358
100,000	4.45%, 01/10/2017	105,708
498,000	5.38%, 08/09/2020	566,004
165,000	6.63%, 06/15/2032	205,554

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Commercial Banks - 2.4% - (continued)
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
$245,000	4.50%, 01/11/2021	$269,488
25,000	5.25%, 05/24/2041	29,900
	Credit Suisse
260,000	5.30%, 08/13/2019	291,645
	Deutsche Bank AG
110,000	3.25%, 01/11/2016	112,386
70,000	3.70%, 05/30/2024	71,034
	Fifth Third Bancorp
100,000	3.50%, 03/15/2022	102,508
35,000	3.63%, 01/25/2016	35,863
	Goldman Sachs Group, Inc. (The)
400,000	3.85%, 07/08/2024	410,239
184,000	6.25%, 02/01/2041	232,602
	HSBC Holdings plc
660,000	5.10%, 04/05/2021	746,063
	JPMorgan Chase & Co.
785,000	4.95%, 03/25/2020	867,193
60,000	5.50%, 10/15/2040	71,827
80,000	6.00%, 01/15/2018	89,507
275,000	6.30%, 04/23/2019	319,433
	Morgan Stanley
200,000	5.45%, 01/09/2017	214,743
590,000	5.50%, 07/28/2021	669,580
	PNC Funding Corp.
70,000	2.70%, 09/19/2016	71,887
70,000	3.30%, 03/08/2022	71,989
150,000	5.13%, 02/08/2020	168,550
	Royal Bank of Canada
185,000	2.30%, 07/20/2016	188,800
	Royal Bank of Scotland plc (The)
35,000	6.13%, 01/11/2021	41,243
	State Street Corp.
80,000	4.38%, 03/07/2021	87,524
	UBS AG
150,000	5.75%, 04/25/2018	168,741
100,000	5.88%, 07/15/2016	106,987
	US Bancorp
50,000	4.13%, 05/24/2021	54,661
	Wells Fargo & Co.
330,000	2.10%, 05/08/2017	335,593
70,000	3.50%, 03/08/2022	73,075
270,000	4.60%, 04/01/2021	300,418
130,000	5.61%, 01/15/2044	153,038

		9,825,112

	Commercial Services - 0.0%
	Princeton University
75,000	4.95%, 03/01/2019	83,982

	Construction Materials - 0.0%
	CRH America, Inc.
60,000	6.00%, 09/30/2016	64,579

	Diversified Financial Services - 0.5%
	American Express Co.
208,000	2.65%, 12/02/2022	204,003
	BlackRock, Inc.
105,000	5.00%, 12/10/2019	118,711
	Ford Motor Credit Co. LLC
270,000	6.63%, 08/15/2017	300,984

The accompanying notes are an integral part of these financial statements.

12

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Diversified Financial Services - 0.5% - (continued)
	General Electric Capital Corp.
$395,000	4.38%, 09/16/2020	$432,618
525,000	5.30%, 02/11/2021	599,543
35,000	5.88%, 01/14/2038	44,288
	HSBC Finance Corp.
130,000	6.68%, 01/15/2021	154,239
	National Rural Utilities Cooperative Finance Corp.
110,000	3.05%, 02/15/2022	111,024
30,000	5.45%, 04/10/2017	32,775

		1,998,185

	Electric - 0.7%
	Alabama Power Co.
40,000	6.00%, 03/01/2039	52,719
	Berkshire Hathaway Energy Co.
140,000	6.13%, 04/01/2036	175,887
	CenterPoint Energy Houston Electric LLC
15,000	3.55%, 08/01/2042	14,448
	CMS Energy Corp.
60,000	5.05%, 03/15/2022	67,267
	Consolidated Edison Co. of New York, Inc.
55,000	3.95%, 03/01/2043	54,854
25,000	5.50%, 12/01/2039	30,008
40,000	6.65%, 04/01/2019	47,083
	Dominion Resources, Inc.
395,000	4.45%, 03/15/2021	427,969
	Duke Energy Carolinas LLC
25,000	4.00%, 09/30/2042	25,654
105,000	5.30%, 02/15/2040	130,032
	Exelon Generation Co. LLC
145,000	4.00%, 10/01/2020	151,294
85,000	6.25%, 10/01/2039	102,091
	Florida Power & Light Co.
105,000	5.69%, 03/01/2040	136,844
	Georgia Power Co.
100,000	2.85%, 05/15/2022	100,568
50,000	4.75%, 09/01/2040	55,588
	Indiana Michigan Power Co.
25,000	6.05%, 03/15/2037	31,470
	Kentucky Utilities Co.
70,000	5.13%, 11/01/2040	83,930
	Nevada Power Co., Series R
55,000	6.75%, 07/01/2037	77,854
	Northern States Power Co.
95,000	3.40%, 08/15/2042	90,007
	Ohio Power Co., Series M
155,000	5.38%, 10/01/2021	179,301
	Oncor Electric Delivery Co. LLC
95,000	7.00%, 09/01/2022	120,332
	Pacific Gas & Electric Co.
140,000	6.05%, 03/01/2034	178,235
	Progress Energy, Inc.
210,000	4.40%, 01/15/2021	228,887
	PSEG Power LLC
25,000	5.13%, 04/15/2020	27,773
	Public Service Electric & Gas Co.
75,000	3.95%, 05/01/2042	77,605
	San Diego Gas & Electric Co.
32,000	4.50%, 08/15/2040	35,614

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Electric - 0.7% - (continued)
	South Carolina Electric & Gas Co.
$40,000	6.05%, 01/15/2038	$52,044
	Southern California Edison Co.
105,000	4.50%, 09/01/2040	114,872
	Xcel Energy, Inc.
65,000	4.70%, 05/15/2020	72,126

		2,942,356

	Electrical Compo&Equip - 0.0%
	Emerson Electric Co.
70,000	4.88%, 10/15/2019	77,820

	Electronics - 0.1%
	Honeywell International, Inc.
160,000	4.25%, 03/01/2021	179,275
	Koninklijke Philips N.V.
38,000	6.88%, 03/11/2038	51,608
	Thermo Fisher Scientific, Inc.
155,000	2.25%, 08/15/2016	157,416
100,000	4.15%, 02/01/2024	105,459

		493,758

	Environmental Control - 0.1%
	Republic Services, Inc.
95,000	5.00%, 03/01/2020	105,032
	Waste Management, Inc.
105,000	4.75%, 06/30/2020	115,092
25,000	6.13%, 11/30/2039	32,361

		252,485

	Food - 0.2%
	ConAgra Foods, Inc.
14,000	4.65%, 01/25/2043	14,611
94,000	7.00%, 04/15/2019	109,493
	General Mills, Inc.
80,000	5.65%, 02/15/2019	90,820
	Kellogg Co.
45,000	4.00%, 12/15/2020	48,164
	Kraft Foods Group, Inc.
75,000	5.00%, 06/04/2042	82,560
73,000	5.38%, 02/10/2020	82,849
	Kroger Co. (The)
70,000	6.80%, 12/15/2018	81,643
40,000	7.50%, 04/01/2031	54,019
	Mondelez International, Inc.
200,000	4.00%, 02/01/2024	209,253
	Tyson Foods, Inc.
50,000	3.95%, 08/15/2024	51,686
	Unilever Capital Corp.
50,000	5.90%, 11/15/2032	68,374

		893,472

	Forest Products&Paper - 0.0%
	Georgia-Pacific LLC
40,000	7.75%, 11/15/2029	56,323
	International Paper Co.
110,000	7.50%, 08/15/2021	137,122

		193,445

	Gas - 0.0%
	Atmos Energy Corp.
8,000	5.50%, 06/15/2041	9,849

The accompanying notes are an integral part of these financial statements.

13

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Gas - 0.0% - (continued)
	Sempra Energy
$65,000	6.00%, 10/15/2039	$80,301
35,000	6.50%, 06/01/2016	37,585

		127,735

	Healthcare-Products - 0.2%
	Baxter International, Inc.
130,000	2.40%, 08/15/2022	123,925
30,000	4.50%, 08/15/2019	32,877
	Boston Scientific Corp.
70,000	6.00%, 01/15/2020	78,889
	Covidien International Finance S.A.
45,000	3.20%, 06/15/2022	45,404
25,000	6.00%, 10/15/2017	27,977
	Medtronic, Inc.
320,000	3.50%, 03/15/2025(4)	327,350
15,000	4.00%, 04/01/2043	14,302
120,000	4.45%, 03/15/2020	131,659

		782,383

	Healthcare-Services - 0.1%
	Aetna, Inc.
165,000	3.95%, 09/01/2020	174,227
	Cigna Corp.
100,000	4.00%, 02/15/2022	105,372
10,000	5.38%, 02/15/2042	11,826
	Quest Diagnostics, Inc.
40,000	4.70%, 04/01/2021	43,310
	UnitedHealth Group, Inc.
125,000	6.88%, 02/15/2038	175,406
	WellPoint, Inc.
65,000	4.65%, 01/15/2043	67,649

		577,790

	Household Products - 0.1%
	Colgate-Palmolive Co.
90,000	2.30%, 05/03/2022	88,481
	Procter & Gamble Co. (The)
115,000	4.70%, 02/15/2019	128,054
20,000	5.55%, 03/05/2037	25,864

		242,399

	Household Products/Wares - 0.0%
	Kimberly-Clark Corp.
12,000	5.30%, 03/01/2041	14,839
90,000	6.13%, 08/01/2017	100,692

		115,531

	Insurance - 0.5%
	ACE INA Holdings, Inc.
115,000	2.70%, 03/13/2023	111,662
	Allstate Corp. (The)
75,000	5.55%, 05/09/2035	92,945
	American International Group, Inc.
90,000	4.50%, 07/16/2044	95,086
136,000	6.40%, 12/15/2020	162,176
	Aon Corp.
20,000	5.00%, 09/30/2020	22,332
	Berkshire Hathaway Finance Corp.
225,000	5.40%, 05/15/2018	251,758
	Berkshire Hathaway, Inc.
75,000	4.50%, 02/11/2043	82,021

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Insurance - 0.5% - (continued)
	Chubb Corp. (The)
$90,000	5.75%, 05/15/2018	$101,680
	Lincoln National Corp.
60,000	4.00%, 09/01/2023	62,249
60,000	4.85%, 06/24/2021	66,095
	Marsh & McLennan Cos., Inc.
35,000	4.80%, 07/15/2021	38,900
	MetLife, Inc.
90,000	5.70%, 06/15/2035	112,157
120,000	7.72%, 02/15/2019	145,413
	Principal Financial Group, Inc.
70,000	3.30%, 09/15/2022	69,979
	Prudential Financial, Inc.
205,000	5.38%, 06/21/2020	231,367
45,000	5.80%, 11/16/2041	54,499
	Travelers Cos., Inc. (The)
140,000	3.90%, 11/01/2020	150,389
30,000	4.60%, 08/01/2043	33,678

		1,884,386

	Internet - 0.0%
	Google, Inc.
65,000	2.13%, 05/19/2016	66,397

	Iron/Steel - 0.1%
	Vale Overseas Ltd.
190,000	6.25%, 01/23/2017	202,656
90,000	6.88%, 11/10/2039	95,855

		298,511

	IT Services - 0.2%
	Apple, Inc.
360,000	2.40%, 05/03/2023	349,919
	EMC Corp.
110,000	2.65%, 06/01/2020	109,471
	Hewlett-Packard Co.
45,000	4.30%, 06/01/2021	47,381
250,000	5.50%, 03/01/2018	275,926
	International Business Machines Corp.
115,000	5.60%, 11/30/2039	138,894
100,000	5.70%, 09/14/2017	111,443

		1,033,034

	Machinery-Constr&Mining - 0.1%
	Caterpillar, Inc.
50,000	3.80%, 08/15/2042	49,137
185,000	3.90%, 05/27/2021	200,335
	Joy Global, Inc.
10,000	5.13%, 10/15/2021	10,925

		260,397

	Machinery-Diversified - 0.1%
	Deere & Co.
30,000	3.90%, 06/09/2042	30,322
	John Deere Capital Corp.
105,000	1.85%, 09/15/2016	106,747
165,000	2.80%, 09/18/2017	171,461

		308,530

	Media - 0.6%
	21st Century Fox America, Inc.
95,000	4.50%, 02/15/2021	103,986
131,000	6.40%, 12/15/2035	170,976

The accompanying notes are an integral part of these financial statements.

14

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Media - 0.6% - (continued)
	CBS Corp.
$90,000	3.70%, 08/15/2024	$89,753
	Comcast Corp.
90,000	4.65%, 07/15/2042	98,506
305,000	5.15%, 03/01/2020	345,419
55,000	7.05%, 03/15/2033	76,525
	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
30,000	3.50%, 03/01/2016	30,782
145,000	5.00%, 03/01/2021	158,122
50,000	5.15%, 03/15/2042	51,668
	Discovery Communications LLC
50,000	4.88%, 04/01/2043	51,551
20,000	5.05%, 06/01/2020	21,972
	NBCUniversal Media LLC
125,000	4.38%, 04/01/2021	137,475
	Time Warner Cable, Inc.
345,000	4.00%, 09/01/2021	367,181
65,000	6.75%, 07/01/2018	74,547
	Time Warner, Inc.
130,000	4.88%, 03/15/2020	143,043
160,000	6.50%, 11/15/2036	203,548
	Viacom, Inc.
113,000	4.38%, 03/15/2043	104,051
	Walt Disney Co. (The)
35,000	4.13%, 12/01/2041	36,932
50,000	5.63%, 09/15/2016	54,048

		2,320,085

	Mining - 0.2%
	Barrick Gold Corp.
25,000	5.25%, 04/01/2042	23,109
110,000	6.95%, 04/01/2019	125,258
	BHP Billiton Finance USA Ltd.
80,000	3.85%, 09/30/2023	84,220
15,000	4.13%, 02/24/2042	14,662
110,000	6.50%, 04/01/2019	129,290
	Freeport-McMoRan, Inc.
170,000	3.88%, 03/15/2023	160,282
	Newmont Mining Corp.
38,000	6.25%, 10/01/2039	38,545
	Rio Tinto Finance USA Ltd.
145,000	3.75%, 09/20/2021	149,031
170,000	6.50%, 07/15/2018	194,625
	Southern Copper Corp.
55,000	6.75%, 04/16/2040	57,695
	Teck Resources Ltd.
40,000	4.50%, 01/15/2021	39,125
30,000	5.40%, 02/01/2043	25,356

		1,041,198

	Miscellaneous Manufacturer - 0.1%
	3M Co.
75,000	1.38%, 09/29/2016	75,839
25,000	5.70%, 03/15/2037	32,452
	Eaton Corp.
115,000	2.75%, 11/02/2022	112,976
	General Electric Co.
87,000	4.13%, 10/09/2042	90,063
120,000	5.25%, 12/06/2017	133,118

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Miscellaneous Manufacturer - 0.1% - (continued)
	Illinois Tool Works, Inc.
$15,000	3.90%, 09/01/2042	$15,111

		459,559

	Multi-National - 0.7%
	Asian Development Bank
100,000	1.75%, 09/11/2018	100,879
265,000	2.50%, 03/15/2016	271,387
	European Bank for Reconstruction & Development
285,000	2.50%, 03/15/2016	292,049
	European Investment Bank
695,000	1.25%, 10/14/2016	701,602
490,000	2.88%, 09/15/2020	515,093
	Inter-American Development Bank
480,000	3.88%, 02/14/2020	528,684
	International Bank for Reconstruction & Development
277,000	7.63%, 01/19/2023	387,009

		2,796,703

	Office/Business Equip - 0.0%
	Xerox Corp.
20,000	6.35%, 05/15/2018	22,614

	Oil & Gas - 1.0%
	Anadarko Petroleum Corp.
40,000	5.95%, 09/15/2016	42,775
30,000	6.20%, 03/15/2040	35,144
	Apache Corp.
100,000	5.10%, 09/01/2040	97,953
	BP Capital Markets plc
160,000	2.25%, 11/01/2016	163,088
190,000	3.25%, 05/06/2022	186,777
	Canadian Natural Resources Ltd.
60,000	5.70%, 05/15/2017	65,043
40,000	6.50%, 02/15/2037	45,831
	Cenovus Energy, Inc.
15,000	4.45%, 09/15/2042	12,972
25,000	5.70%, 10/15/2019	27,541
	Chevron Corp.
35,000	2.36%, 12/05/2022	33,940
150,000	2.43%, 06/24/2020	150,725
	ConocoPhillips
128,000	6.50%, 02/01/2039	170,067
	Continental Resources, Inc.
60,000	4.90%, 06/01/2044	52,000
	Devon Financing Corp. LLC
65,000	7.88%, 09/30/2031	88,669
	Encana Corp.
50,000	6.50%, 02/01/2038	53,453
	Ensco plc
50,000	4.70%, 03/15/2021	50,226
	Hess Corp.
53,000	5.60%, 02/15/2041	56,833
	Kerr-McGee Corp.
100,000	6.95%, 07/01/2024	122,222
	Marathon Oil Corp.
15,000	6.60%, 10/01/2037	17,667
	Marathon Petroleum Corp.
15,000	5.13%, 03/01/2021	16,396
	Nexen Energy ULC
50,000	7.50%, 07/30/2039	69,392

The accompanying notes are an integral part of these financial statements.

15

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Oil & Gas - 1.0% - (continued)
	Noble Energy, Inc.
$20,000	6.00%, 03/01/2041	$21,981
	Noble Holding International Ltd.
45,000	3.95%, 03/15/2022	39,422
	Occidental Petroleum Corp.
40,000	4.10%, 02/01/2021	42,450
	Petrobras International Finance Co. SA
595,000	5.38%, 01/27/2021	551,309
	Petroleos Mexicanos
185,000	5.75%, 03/01/2018	199,800
195,000	6.50%, 06/02/2041	223,762
	Phillips 66
85,000	4.30%, 04/01/2022	89,734
45,000	4.88%, 11/15/2044	46,060
	Shell International Finance BV
85,000	3.63%, 08/21/2042	80,851
170,000	4.30%, 09/22/2019	186,568
	Statoil ASA
35,000	5.10%, 08/17/2040	40,482
255,000	5.25%, 04/15/2019	286,677
	Suncor Energy, Inc.
80,000	6.50%, 06/15/2038	98,420
	Talisman Energy, Inc.
25,000	7.75%, 06/01/2019	28,797
	Total Capital International S.A.
145,000	1.50%, 02/17/2017	145,963
	Total Capital S.A.
95,000	4.25%, 12/15/2021	103,745
	Transocean, Inc.
185,000	6.50%, 11/15/2020	174,449
	Valero Energy Corp.
200,000	6.13%, 02/01/2020	226,822

		4,146,006

	Oil & Gas Services - 0.1%
	Baker Hughes, Inc.
46,000	5.13%, 09/15/2040	50,457
	National Oilwell Varco, Inc.
50,000	2.60%, 12/01/2022	47,002
15,000	3.95%, 12/01/2042	13,818
	Weatherford International Ltd.
110,000	5.13%, 09/15/2020	108,070
30,000	6.75%, 09/15/2040	27,945

		247,292

	Pharmaceuticals - 0.5%
	AbbVie, Inc.
215,000	2.90%, 11/06/2022	211,673
	Actavis Funding SCS
110,000	3.85%, 06/15/2024	110,562
	AstraZeneca plc
60,000	5.90%, 09/15/2017	67,275
35,000	6.45%, 09/15/2037	47,163
	Bristol-Myers Squibb Co.
25,000	3.25%, 08/01/2042	21,902
	Eli Lilly & Co.
20,000	5.20%, 03/15/2017	21,747
	Express Scripts Holding Co.
205,000	4.75%, 11/15/2021	226,228
	GlaxoSmithKline Capital, Inc.
40,000	2.80%, 03/18/2023	39,496

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Pharmaceuticals - 0.5% - (continued)
	GlaxoSmithKline Capital, Inc.
$80,000	5.65%, 05/15/2018	$90,122
47,000	6.38%, 05/15/2038	62,580
	Johnson & Johnson
75,000	2.15%, 05/15/2016	76,538
75,000	5.95%, 08/15/2037	101,740
	McKesson Corp.
70,000	3.80%, 03/15/2024	71,910
50,000	4.75%, 03/01/2021	55,284
	Merck & Co., Inc.
65,000	3.60%, 09/15/2042	62,723
135,000	3.88%, 01/15/2021	146,077
	Novartis Capital Corp.
195,000	2.40%, 09/21/2022	191,957
	Novartis Securities Investment Ltd.
35,000	5.13%, 02/10/2019	39,299
	Pfizer, Inc.
320,000	6.20%, 03/15/2019	372,284
	Sanofi
20,000	4.00%, 03/29/2021	21,730
	Teva Pharmaceutical Finance IV BV
60,000	3.65%, 11/10/2021	61,483
	Wyeth LLC
55,000	5.95%, 04/01/2037	70,546

		2,170,319

	Pipelines - 0.4%
	El Paso Pipeline Partners Operating Co. LLC
35,000	4.70%, 11/01/2042	31,605
	Energy Transfer Partners L.P.
90,000	6.50%, 02/01/2042	103,451
64,000	9.00%, 04/15/2019	78,549
	Enterprise Products Operating LLC
100,000	4.45%, 02/15/2043	98,801
20,000	4.85%, 03/15/2044	20,854
140,000	5.20%, 09/01/2020	154,404
	Kinder Morgan Energy Partners L.P.
227,000	6.38%, 03/01/2041	252,811
	ONEOK Partners L.P.
65,000	6.65%, 10/01/2036	74,807
	Plains All American Pipeline L.P. / PAA Finance Corp.
65,000	6.65%, 01/15/2037	80,772
	Southern Natural Gas Co. LLC
60,000	5.90%, 04/01/2017(4)	64,514
	TransCanada PipeLines Ltd.
125,000	3.75%, 10/16/2023	125,145
105,000	3.80%, 10/01/2020	107,963
90,000	7.13%, 01/15/2019	104,593
	Transcontinental Gas Pipe Line Co. LLC
20,000	4.45%, 08/01/2042	18,716
	Williams Partners L.P.
125,000	4.13%, 11/15/2020	128,062
40,000	6.30%, 04/15/2040	44,747

		1,489,794

	Real Estate Investment Trusts - 0.2%
	Boston Properties L.P.
100,000	5.88%, 10/15/2019	114,543
	ERP Operating L.P.
70,000	5.75%, 06/15/2017	77,056
	HCP, Inc.
160,000	6.70%, 01/30/2018	182,213

The accompanying notes are an integral part of these financial statements.

16

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Real Estate Investment Trusts - 0.2% - (continued)
	Health Care REIT, Inc.
$40,000	3.75%, 03/15/2023	$40,345
55,000	5.25%, 01/15/2022	61,115
	Simon Property Group L.P.
220,000	5.65%, 02/01/2020	252,529
	Weyerhaeuser Co.
40,000	7.38%, 03/15/2032	53,254

		781,055

	Retail - 0.4%
	CVS Health Corp.
140,000	4.00%, 12/05/2023	148,158
	Home Depot, Inc. (The)
240,000	2.70%, 04/01/2023	237,824
60,000	5.88%, 12/16/2036	78,360
	Lowe’s Cos., Inc.
70,000	6.65%, 09/15/2037	97,314
	Macy’s Retail Holdings, Inc.
120,000	3.88%, 01/15/2022	124,724
128,000	5.90%, 12/01/2016	138,883
	McDonald’s Corp.
49,000	3.70%, 02/15/2042	46,771
80,000	5.35%, 03/01/2018	88,903
	Target Corp.
270,000	2.30%, 06/26/2019	273,321
	Wal-Mart Stores, Inc.
50,000	3.25%, 10/25/2020	52,300
150,000	4.25%, 04/15/2021	165,622
198,000	5.63%, 04/15/2041	252,840
	Walgreen Co.
30,000	3.10%, 09/15/2022	29,637
	Walgreens Boots Alliance, Inc.
80,000	4.80%, 11/18/2044	84,350
	Yum! Brands, Inc.
7,000	6.88%, 11/15/2037	9,042

		1,828,049

	Semiconductors - 0.1%
	Intel Corp.
90,000	2.70%, 12/15/2022	89,465
100,000	3.30%, 10/01/2021	104,863
	Texas Instruments, Inc.
80,000	1.65%, 08/03/2019	78,106

		272,434

	Software - 0.1%
	Microsoft Corp.
115,000	5.20%, 06/01/2039	136,861
	Oracle Corp.
150,000	2.80%, 07/08/2021	151,866
110,000	5.38%, 07/15/2040	131,957
120,000	5.75%, 04/15/2018	135,656

		556,340

	Telecommunications - 0.8%
	America Movil S.A.B. de C.V.
110,000	5.63%, 11/15/2017	120,770
95,000	6.13%, 11/15/2037	114,110
	AT&T Mobility LLC
25,000	7.13%, 12/15/2031	33,415
	AT&T, Inc.
310,000	2.63%, 12/01/2022	295,254

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.9% - (continued)
	Telecommunications - 0.8% - (continued)
	AT&T, Inc. - (continued)
$119,000	4.35%, 06/15/2045	$112,188
73,000	5.35%, 09/01/2040	79,046
120,000	5.80%, 02/15/2019	136,301
	British Telecommunications plc
43,000	9.63%, 12/15/2030	67,512
	Cisco Systems, Inc.
320,000	4.45%, 01/15/2020	352,294
40,000	5.50%, 02/22/2016	42,201
	Deutsche Telekom International Finance BV
57,000	8.75%, 06/15/2030	84,198
	Orange S.A.
105,000	5.38% 07/08/2019 - 01/13/2042	118,237
	Qwest Corp.
60,000	6.88%, 09/15/2033	60,184
	Rogers Communications, Inc.
30,000	4.50%, 03/15/2043	30,163
50,000	6.80%, 08/15/2018	57,707
	Telefonica Emisiones SAU
180,000	5.46%, 02/16/2021	200,699
	Verizon Communications, Inc.
260,000	2.63%, 02/21/2020(4)	257,027
161,000	5.01%, 08/21/2054(4)	166,562
310,000	5.15%, 09/15/2023	342,312
95,000	6.00%, 04/01/2041	111,970
70,000	6.35%, 04/01/2019	81,113
112,000	6.55%, 09/15/2043	143,489
	Vodafone Group plc
195,000	5.45%, 06/10/2019	219,305
20,000	6.15%, 02/27/2037	24,133

		3,250,190

	Transportation - 0.2%
	Burlington Northern Santa Fe LLC
47,000	4.38%, 09/01/2042	48,280
45,000	4.45%, 03/15/2043	47,014
170,000	4.70%, 10/01/2019	187,923
	Canadian National Railway Co.
40,000	2.85%, 12/15/2021	40,928
	Canadian Pacific Railway Co.
60,000	4.45%, 03/15/2023	65,846
8,000	7.13%, 10/15/2031	11,002
	CSX Corp.
85,000	3.70%, 10/30/2020	89,702
105,000	4.25%, 06/01/2021	114,033
	Norfolk Southern Corp.
75,000	4.84%, 10/01/2041	83,199
	Union Pacific Corp.
60,000	4.00%, 02/01/2021	65,804
34,000	4.82%, 02/01/2044	38,818
	United Parcel Service, Inc.
110,000	3.13%, 01/15/2021	114,739

		907,288

	Total Corporate Bonds (cost $49,200,735)	49,840,105

FOREIGN GOVERNMENT OBLIGATIONS - 1.3%
	Austria - 0.0%
	Oesterreichische Kontrollbank AG
95,000	4.88%, 02/16/2016	99,450

The accompanying notes are an integral part of these financial statements.

17

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
FOREIGN GOVERNMENT OBLIGATIONS - 1.3% - (continued)
	Brazil - 0.1%
	Brazilian Government International Bond
$225,000	5.88%, 01/15/2019	$250,875
187,000	7.13%, 01/20/2037	237,022

		487,897

	Canada - 0.4%
	Canada Government International Bond
135,000	0.88%, 02/14/2017	135,111
	Hydro-Quebec
150,000	1.38%, 06/19/2017	150,797
70,000	8.40%, 01/15/2022	94,181
	Province of British Columbia
60,000	2.10%, 05/18/2016	61,256
105,000	2.65%, 09/22/2021	108,183
	Province of Manitoba
85,000	2.10%, 09/06/2022	83,298
	Province of Nova Scotia
35,000	5.13%, 01/26/2017	37,999
	Province of Ontario
415,000	4.40%, 04/14/2020	461,837
	Province of Quebec
140,000	3.50%, 07/29/2020	149,815
60,000	5.13%, 11/14/2016	64,735
50,000	7.50%, 09/15/2029	73,895

		1,421,107

	Colombia - 0.1%
	Colombia Government International Bond
161,000	8.13%, 05/21/2024	213,727

	Germany - 0.3%
	KFW
165,000	1.25%, 02/15/2017	166,343
265,000	2.63%, 01/25/2022	273,986
561,000	4.00%, 01/27/2020	618,945
	Landwirtschaftliche Rentenbank
180,000	2.50%, 02/15/2016	184,057

		1,243,331

	Italy - 0.0%
	Italy Government International Bond
45,000	5.38%, 06/15/2033	53,682

	Mexico - 0.1%
	Mexico Government International Bond
220,000	5.13%, 01/15/2020	242,550
232,000	6.05%, 01/11/2040	283,736

		526,286

	Panama - 0.0%
	Panama Government International Bond
50,000	6.70%, 01/26/2036	64,625

	Peru - 0.0%
	Peruvian Government International Bond
75,000	5.63%, 11/18/2050	88,313

	Philippines - 0.1%
	Philippine Government International Bond
220,000	4.00%, 01/15/2021	238,700
100,000	6.38%, 10/23/2034	134,000

		372,700

	Poland - 0.0%
	Poland Government International Bond
140,000	5.00%, 03/23/2022	156,828

Shares or Principal Amount		Market Value(1)
FOREIGN GOVERNMENT OBLIGATIONS - 1.3% - (continued)
	South Africa - 0.1%
	South Africa Government International Bond
$200,000	6.88%, 05/27/2019	$228,500

	Turkey - 0.1%
	Turkey Government International Bond
110,000	6.75%, 05/30/2040	135,850
310,000	7.38%, 02/05/2025	385,758

		521,608

	Total Foreign Government Obligations (cost $5,434,684)	5,478,054

MUNICIPAL BONDS - 0.3%
	Airport Revenues - 0.0%
	Cnty. of Clark Department of Aviation
5,000	6.82%, 07/01/2045	7,333

	General Obligations - 0.2%
	California State GO,
55,000	7.55%, 04/01/2039	84,875
105,000	7.60%, 11/01/2040	163,835
	Connecticut State, GO
45,000	5.85%, 03/15/2032	56,778
	llinois State, GO
195,000	5.10%, 06/01/2033	193,574
	Massachusetts State, GO
15,000	5.46%, 12/01/2039	18,880
	Mississippi State, GO
25,000	5.25%, 11/01/2034	30,179
	New York, NY, GO
15,000	5.85%, 06/01/2040	19,412
	Texas State, GO
30,000	5.52%, 04/01/2039	39,653

		607,186

	Higher Education (Univ., Dorms, etc.) - 0.0%
	Univ. of California Build America Bonds Rev.,
50,000	5.77%, 05/15/2043	64,266
	Univ. of Texas System
25,000	4.79%, 08/15/2046	29,685

		93,951

	Miscellaneous - 0.0%
	New Jersey State Econ DA Lease Rev.
15,000	7.43%, 02/15/2029	19,118

	Tax Allocation - 0.0%
	New York State Dormitory Auth.
20,000	5.60%, 03/15/2040	25,405

	Transportation - 0.1%
	Bay Area Toll Auth.
30,000	6.26%, 04/01/2049	42,276
	Metropolitan Transportation Auth.
20,000	5.87%, 11/15/2039	24,911
25,000	6.55%, 11/15/2031	32,628
15,000	6.65%, 11/15/2039	20,346
	New Jersey State Turnpike Auth.
45,000	7.10%, 01/01/2041	65,265
15,000	7.41%, 01/01/2040	22,541
	Port Auth. of New York & New Jersey
50,000	4.93%, 10/01/2051	56,569

		264,536

The accompanying notes are an integral part of these financial statements.

18

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
MUNICIPAL BONDS - 0.3% - (continued)
	Utilities - Electric - 0.0%
	American Municipal Power Inc
$45,000	6.05%, 02/15/2043	$58,596
	Municipal Electric Auth. of Georgia
40,000	6.64%, 04/01/2057	53,029

		111,625

	Utilities - Water and Sewer - 0.0%
	New York City Water & Sewer System
45,000	5.88%, 06/15/2044	60,768

	Total Municipal Bonds (cost $1,095,275)	1,189,922

U.S. GOVERNMENT AGENCIES - 14.1%
	FHLMC - 4.1%
270,000	2.38%, 01/13/2022	272,779
1,487,378	2.50%, 05/27/2016 - 12/01/2042	1,513,934
3,157,983	3.50%, 04/01/2026 - 12/01/2043	3,307,360
680,000	3.75%, 03/27/2019	740,081
2,399,771	4.00%, 06/01/2024 - 07/01/2044	2,563,639
1,641,584	4.50%, 03/01/2015 - 09/01/2041	1,782,856
360,000	5.13%, 10/18/2016	388,137
370,000	5.25%, 04/18/2016	392,753
100,000	6.25%, 07/15/2032	146,163
3,019,974	3.00%, 12/01/2025 - 05/01/2043	3,086,937
1,212,125	5.00%, 05/01/2023 - 08/01/2041	1,346,209
552,503	5.50%, 05/01/2036 - 08/01/2038	618,886
105,768	6.00%, 06/01/2036 - 10/01/2037	119,738
730,000	3.50%, 01/01/2045(5)	759,029
	FNMA - 6.4%
690,000	0.88%, 08/28/2017	687,590
830,000	1.25%, 01/30/2017	837,441
500,000	1.63%, 11/27/2018	502,407
5,072,597	3.00%, 12/01/2025 - 11/01/2043	5,188,181
5,170,330	3.50%, 09/01/2025 - 01/01/2045	5,418,728
4,929,625	4.00%, 05/01/2020 - 12/01/2044	5,269,396
130,000	5.63%, 07/15/2037	182,980
53,000	6.63%, 11/15/2030	78,697
1,660,979	2.50%, 03/01/2027 - 01/01/2043	1,688,362
2,817,567	4.50%, 05/01/2025 - 01/01/2044	3,062,453
1,864,873	5.00%, 02/01/2022 - 01/01/2041	2,061,757
1,021,282	5.50%, 10/01/2035 - 05/01/2040	1,144,529
274,324	6.00%, 04/01/2036 - 07/01/2037	311,554
62,691	6.50%, 06/01/2039	71,480
360,000	3.50%, 01/01/2045(5)	375,272
600,000	4.00%, 01/01/2045(5)	640,352
	GNMA - 3.6%
2,095,249	4.50%, 05/15/2039 - 10/20/2043	2,303,190
139,288	2.50%, 10/15/2027 - 01/15/2043	139,279
2,873,626	3.00%, 04/15/2027 - 12/20/2043	2,949,036
3,457,108	3.50%, 09/15/2025 - 07/20/2044	3,634,273
3,292,116	4.00%, 08/15/2026 - 11/20/2044	3,536,565
1,040,259	5.00%, 11/20/2035 - 12/20/2041	1,156,152
199,152	5.50%, 05/20/2038 - 08/20/2041	223,486
162,432	6.00%, 02/15/2036 - 08/20/2041	183,528

	Total U.S. Government Agencies (cost $58,036,193)	58,685,189

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT SECURITIES - 16.9%
	Other Direct Federal Obligations - 0.4%
	Tennessee Valley Authority - 0.1%
$213,000	6.75%, 11/01/2025	$289,093
	FFCB - 0.0%
40,000	4.88%, 01/17/2017	43,284
	FHLB - 0.3%
60,000	5.50%, 07/15/2036	82,286
620,000	5.00%, 11/17/2017	689,123
540,000	4.75%, 12/16/2016	584,711

		1,688,497

	U.S. Treasury Securities - 16.5%
	U.S. Treasury Notes - 13.9%
215,000	3.13%, 05/15/2021	230,722
7,485,000	2.75%, 11/15/2023 - 02/15/2024	7,877,221
345,000	2.13%, 08/15/2021	349,070
3,878,000	1.88%, 09/30/2017	3,968,586
7,564,000	1.75%, 05/31/2016 - 05/15/2022	7,559,728
5,870,000	1.63%, 06/30/2019	5,884,675
1,200,000	1.25%, 11/30/2018	1,191,563
12,812,000	1.00%, 08/31/2016	12,908,090
4,735,000	0.88%, 11/30/2016	4,755,716
13,070,000	0.63%, 05/31/2017 - 04/30/2018	12,919,380
400,000	0.50%, 07/31/2017	395,469
	U.S. Treasury Bonds - 2.6%
1,910,000	5.38%, 02/15/2031	2,662,211
728,000	4.25%, 11/15/2040	942,419
305,000	3.75%, 08/15/2041	367,596
6,496,000	3.13%, 11/15/2041 - 02/15/2043	6,990,915

		69,003,361

	Total U.S. Government Securities (cost $69,764,001)	70,691,858

	Total Long-Term Investments - Excluding Purchased Options (cost $261,437,881)	288,387,032

SHORT-TERM INVESTMENTS - 30.2%
	Other Direct Federal Obligations - 7.7%
	FHLB
32,000,000	0.01% 02/20/2015 - 04/15/2015(6)	31,993,777

	Repurchase Agreements - 1.6%
	RBC Capital Markets LLC TriParty Repurchase Agreement (maturing on 01/02/2015 in the amount of $6,641,015, collateralized by U.S. Treasury Note 0.125% - 0.625%, 2018 - 2021, value of $6,760,118)
6,641,000	0.04%, 12/31/2014	6,641,000

	U.S. Government Agencies - 15.6%
	FHLMC - 8.4%
10,000,000	0.06%, 03/19/2015(6)	9,999,370
25,000,000	0.12%, 05/19/2015(6)	24,991,350
	FNMA - 7.2%
15,000,000	0.07%, 01/20/2011(6)	14,999,481
5,000,000	0.10%, 04/27/2015(6)	4,998,610
10,000,000	0.11%, 04/27/2015(6)	9,997,220

		64,986,031

The accompanying notes are an integral part of these financial statements.

19

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

Shares or Principal Amount		Market Value(1)
SHORT-TERM INVESTMENTS - 30.2% - (continued)
	U.S. Treasury Bills - 5.3%
$250,000	0.03%, 01/15/2015(6)	$249,998
12,000,000	0.05%, 01/08/2015(6)	11,999,882
10,000,000	0.06%, 05/07/2015(6)(7)	9,998,440

		22,248,320

	Total Short-Term Investments (cost $125,864,891)	125,869,128

Total Investments Excluding Purchased Options (cost $387,302,772)	99.3%	$414,256,160

Total Purchased Options (cost $20,461,748)	0.4%	1,636,393

Total Investments (cost $407,764,520)(8)	99.7%	$415,892,553

Other Assets and Liabilities	0.3%	1,114,151

Total Net Assets	100.0%	$417,006,704

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	Non-income producing.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2014.

(4)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2014, the aggregate value of these securities was $815,453, which represents 0.2% of total net assets.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,772,717 at December 31, 2014.

(6)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(7)	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at December 31, 2014.

(8)	At December 31, 2014, the cost of securities for federal income tax purposes was $408,252,516, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,819,017
Unrealized Depreciation	(20,178,980)

Net Unrealized Appreciation	$7,640,037

Futures Contracts Outstanding at December 31, 2014

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 (E-Mini)	(1,677)	03/20/2015	$(169,326,589)	$(172,093,740)	$(2,767,151)

The accompanying notes are an integral part of these financial statements.

20

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2014

OTC Option Contracts Outstanding at December 31, 2014

Description	Counterparty	Risk Exposure Category	Exercise Price/FX Rate/Rate	Expiration Date	Number of Contracts	Market Value	Premiums Received/Paid by Fund(1)	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Put option contracts
S&P 500 Index Option	JPM	EQ	1,170 USD	06/06/16	20,282	$341,261	$4,391,459	$(4,050,198)
S&P 500 Index Option	BOA	EQ	1,170 USD	06/06/16	20,282	341,261	4,267,536	(3,926,275)
S&P 500 Index Option	BCLY	EQ	1,170 USD	06/06/16	20,282	341,261	4,370,365	(4,029,104)
S&P 500 Index Option	CSI	EQ	1,170 USD	06/06/16	8,811	148,252	208,644	(60,392)
S&P 500 Index Option	BCLY	EQ	1,170 USD	06/06/16	5,678	95,537	1,564,686	(1,469,150)
S&P 500 Index Option	JPM	EQ	1,170 USD	06/06/16	5,577	93,837	1,625,417	(1,531,579)
S&P 500 Index Option	BCLY	EQ	1,170 USD	06/06/16	4,271	71,863	1,124,554	(1,052,691)
S&P 500 Index Option	JPM	EQ	1,170 USD	06/06/16	3,377	56,821	810,683	(753,862)
S&P 500 Index Option	CSI	EQ	1,170 USD	06/06/16	3,348	56,333	857,858	(801,525)
S&P 500 Index Option	BCLY	EQ	1,170 USD	06/06/16	2,733	45,985	561,167	(515,182)
S&P 500 Index Option	JPM	EQ	1,170 USD	06/06/16	2,614	43,982	679,379	(635,396)

Total put option contracts					97,255	$1,636,393	$20,461,748	$(18,825,354)

Total purchased option contracts					97,255	$1,636,393	$20,461,748	$(18,825,354)

Written option contracts:
Put option contracts
S&P 500 Index Option	JPM	EQ	910 USD	06/06/16	(2,614)	$(16,004)	$(403,725)	$387,721
S&P 500 Index Option	BCLY	EQ	910 USD	06/06/16	(2,733)	(16,732)	(310,605)	293,873
S&P 500 Index Option	CSI	EQ	910 USD	06/06/16	(3,348)	(20,498)	(509,030)	488,532
S&P 500 Index Option	JPM	EQ	910 USD	06/06/16	(3,377)	(20,676)	(464,338)	443,662
S&P 500 Index Option	BCLY	EQ	910 USD	06/06/16	(4,271)	(26,149)	(681,639)	655,490
S&P 500 Index Option	JPM	EQ	910 USD	06/06/16	(5,577)	(34,145)	(974,302)	940,157
S&P 500 Index Option	BCLY	EQ	910 USD	06/06/16	(5,678)	(34,763)	(948,907)	914,144
S&P 500 Index Option	CSI	EQ	910 USD	06/06/16	(8,811)	(53,944)	(71,369)	17,425
S&P 500 Index Option	BCLY	EQ	910 USD	06/06/16	(20,282)	(124,174)	(2,515,374)	2,391,200
S&P 500 Index Option	JPM	EQ	910 USD	06/06/16	(20,282)	(124,174)	(2,456,759)	2,332,585
S&P 500 Index Option	BOA	EQ	910 USD	06/06/16	(20,282)	(124,174)	(2,564,252)	2,440,078

Total put option contracts					(97,255)	$(595,433)	$(11,900,300)	$11,304,867

Total written option contracts					(97,255)	$(595,433)	$(11,900,300)	$11,304,867

(1)	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

The broker deposited securities valued at $1,431,971 with the custodian to serve as collateral for the options purchased by the Fund. The collateral is maintained in a segregated account at the custodian on behalf of the Fund. Since the broker retains legal title to the securities, the securities are not considered assets of the Fund and are not included in the Statement of Assets and Liabilities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
EQ	Equity
ETF	Exchange Traded Fund
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
BCLY	Barclays
CSI	Credit Suisse International
JPM	JP Morgan Chase & Co.

The accompanying notes are an integral part of these financial statements.

21

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (concluded)

December 31, 2014

Investment Valuation Hierarchy Level Summary at December 31, 2014

Description	Total	Level 1[1]	Level 2[1]	Level 3

Assets:
Common Stocks[2]	$99,315,332	$99,315,332	$—	$—
Exchange-Traded Funds	219,544	219,544	—	—
Asset & Commercial Mortgage Backed Securities	2,967,028	—	2,967,028	—
Corporate Bonds	49,840,105	—	49,840,105	—
Foreign Government Obligations	5,478,054	—	5,478,054	—
Municipal Bonds	1,189,922	—	1,189,922	—
U.S. Government Agencies	58,685,189	—	58,685,189	—
U.S. Government Securities	70,691,858	—	70,691,858	—
Put Options Purchased	1,636,393	—	—	1,636,393
Short-Term Investments	125,869,128	—	125,869,128	—

Total	$415,892,553	$99,534,876	$314,721,284	$1,636,393

Liabilities:
Put Options Written	$(595,433)	$—	$—	$(595,433)

Total	$(595,433)	$—	$—	$(595,433)

Futures[3]	(2,767,151)	(2,767,151)	—	—

Total	$(2,767,151)	$(2,767,151)	$—	$—

[1]	For the year ended December 31, 2014, investments valued at $ 978,281 were transferred from Level 1 to Level 2. In addition, purchased options valued at $3,740,117 and written options valued at $1,474,857 were transferred from Level 2 to Level 3. Investments are transferred between Levels for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

4)	Purchased and written options are non-exchange traded options priced using one or more unobservable inputs (transfer into Level 3). Level 3 investments held by the Fund at the beginning of the period in relation to net assets applicable to common shares were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2014 is not presented. None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

[2]	Refer to the Schedule of Investments for further industry breakout.

[3]	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Level 3 investments held by the Fund at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2014 is not presented.

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

The accompanying notes are an integral part of these financial statements.

22

HIMCO VIT Portfolio Diversifier Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in securities, at market value (cost $407,764,520)	$415,892,553
Cash	4,949,532
Receivables:
Investment securities sold	221,379
Fund shares sold	40,340
Dividends and interest	1,292,339
Variation margin on financial derivative instruments	2,037,488
Other assets	22,943

Total assets	424,456,574

Liabilities:
Payables:
Investment securities purchased	6,489,232
Fund shares redeemed	3,227
Investment management fees	213,250
Distribution fees	88,854
Accrued expenses	59,874
Written options (proceeds $11,900,300)	595,433

Total liabilities	7,449,870

Net assets	$417,006,704

Summary of Net Assets:
Capital stock and paid-in-capital	$494,380,941
Undistributed net investment income	17,943
Accumulated net realized loss	(94,057,931)
Unrealized appreciation of investments	16,665,751

Net assets	$417,006,704

Class IB: Net asset value per share	$7.91

Shares Outstanding	52,691,435

Net Assets	$417,006,704

The accompanying notes are an integral part of these financial statements.

23

HIMCO VIT Portfolio Diversifier Fund

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$2,035,568
Interest	4,205,083
Less: Foreign tax withheld	(230)

Total investment income, net	6,240,421

Expenses:
Investment management fees	2,596,014
Transfer agent fees	2,489
Distribution fees - Class IB	1,082,505
Custodian fees	8,178
Accounting service fees	69,698
Trustee fees	22,053
Audit fees	33,955
Printing fees	35,136
Legal fees	20,038
Insurance fees	8,437
Other expenses	8,724

Total expenses (before waivers)	3,887,227

Total waivers	(208,676)

Total expenses, net	3,678,551

Net Investment Income	2,561,870

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	7,186,869
Net realized loss on purchased options	(2,178,480)
Net realized gain on written options	1,347,827
Net realized loss on futures contracts	(32,405,763)

Net Realized Loss on Investments and Other Financial Instruments	(26,049,547)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	10,197,465
Net realized appreciation of purchased options	26,387
Net unrealized appreciation of futures contracts	4,945,697
Net realized depreciation of written options	(438,198)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	14,731,351

Net Realized and Unrealized Loss on Investments and Other Financial Instruments	(11,318,196)

Net Decrease in Net Assets Resulting from Operations	$(8,756,326)

The accompanying notes are an integral part of these financial statements.

24

HIMCO VIT Portfolio Diversifier Fund

Statement of Changes in Net Assets

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)
Operations:
Net investment income	$2,561,870	$1,143,435
Net realized loss on investments and other financial instruments	(26,049,547)	(50,544,010)
Net unrealized appreciation (depreciation) of investments and other financial instruments	14,731,351	(1,529,129)

Net Decrease in Net Assets Resulting from Operations	(8,756,326)	(50,929,704)

Distributions to Shareholders:
From net investment income
Class IB	(3,009,019)	(1,833,124)

Total distributions	(3,009,019)	(1,833,124)

Capital Share Transactions:
Class IB
Sold	46,047,693	220,553,392
Issued on reinvestment of distributions	3,009,019	1,833,124
Redeemed	(63,405,813)	(22,264,334)

Total capital share transactions	(14,349,101)	200,122,182

Net increase (decrease) from capital share transactions	(14,349,101)	200,122,182

Net Increase (Decrease) in Net Assets	(26,114,446)	147,359,354

Net Assets:
Beginning of period	443,121,150	295,761,796

End of period	$417,006,704	$443,121,150

Undistributed net investment income	$17,943	$8,760

Shares:
Class IB
Sold	5,717,832	25,309,769
Issued on reinvestment of distributions	370,611	224,098
Redeemed	(7,868,265)	(2,593,857)

Total share activity	(1,779,822)	22,940,010

(1)	See Note 11 in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

25

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements

December 31, 2014

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Portfolio Diversifier Fund (the “Fund”) serves as an underlying investment option for certain variable annuity separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and Forethought Life Insurance Company (“Forethought”). The Fund’s shares are available only to separate accounts of HLIC and its affiliates and Forethought who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund.

The Fund is a series of the Trust. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 each.

Class IB shares of the Fund are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Effective October 20, 2014, Hartford Portfolio Diversifier HLS Fund (the “Predecessor Fund”) was reorganized into the HIMCO VIT Portfolio Diversifier Fund. The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”). See Note 10.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on bid/ask prices, and dealer, broker or market maker-quotations. Last sale prices, official closing prices and bid and ask prices are supplied by one or more independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Trust’s Board of Trustees (“Board of Trustees”).

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Board of Trustees. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

26

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

Exchange traded equity securities are normally valued at the last reported sale price on the exchange or market on which the security is primarily traded and generally has the highest volume of trading activity (the “Primary Market”) at the Valuation Date. If the security did not trade on the Primary Market, it may be valued at the last reported sales price on another exchange or market where it trades at the Valuation Date. The value of an equity security not traded on any exchange but traded on an over-the-counter (“OTC”) market shall be valued at the last reported sales price or official closing price on the exchange or market on which the security is traded as of the Valuation Date.

Exchange traded options, futures and options on futures are valued at the settlement price on last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Board of Trustees.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has adopted procedures for determining the value of portfolio securities. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including, the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date.

27

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Chief Financial Officer, Chief Administrative Officer, and Chief Legal officer, or their designees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Trust’s Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may

28

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk—that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had one outstanding repurchase agreement and related collateral as of December 31, 2014.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Trust’s Board of Trustees. The Fund had no illiquid and/or restricted investments as of December 31, 2014.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of December 31, 2014.

d)

Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages

29

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2014.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2014.

b)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities or commodities. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be

30

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options and written options contracts as of December 31, 2014. Transactions involving written options contracts during the year ended December 31, 2014, are summarized below:

	Options Contract Activity During the Year Ended December 31, 2014
Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of the year	97,255	$13,217,922
Written	8,811	71,369
Expired	—	—
Closed	(8,811)	(1,388,991)
Exercised	—	—

End of year	97,255	$11,900,300

Additional	Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Investments in securities, at value (purchased options), market value	$—	$—	$—	$1,636,393	$—	$—	$1,636,393
Variation margin receivable(1)	—	—	—	2,037,488	—	—	2,037,488

Total	$—	$—	$—	$3,673,881	$—	$—	$3,673,881

Liabilities:
Written options, market value	$—	$—	$—	$595,433	$—	$—	$595,433

Total	$—	$—	$—	$595,433	$—	$—	$595,433

(1)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures net cumulative depreciation of $2,767,151 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2014.

31

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$—	$—	$—	$(2,178,480)	$—	$—	$(2,178,480)
Net realized gain on futures	—	—	—	(32,405,763)	—	—	(32,405,763)
Net realized gain on written options	—	—	—	1,347,827	—	—	1,347,827

Total	$—	$—	$—	$(33,236,416)	$—	$—	$(33,236,416)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of investments in purchased options	$—	$—	$—	$26,387	$—	$—	$26,387
Net change in unrealized appreciation of futures	—	—	—	4,945,697	—	—	4,945,697
Net change in unrealized depreciation of written options	—	—	—	(438,198)	—	—	(438,198)

Total	$—	$—	$—	$4,533,886	$—	$—	$4,533,886

c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)

Description
Purchased options contracts at market value	$1,636,393	$(595,433)	$(1,040,960)	$—	$—

Total subject to a master netting or similar arrangement	$1,636,393	$(595,433)	$(1,040,960)	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2014:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)

Description
Written options at market value	$595,433	$(595,433)	$—	$—	$—

Total subject to a master netting or similar arrangement	$595,433	$(595,433)	$—	$—	$—

(*)	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

32

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

Certain derivatives held by the Fund, as of December 31, 2014, are not subject to a master netting arrangement and are excluded from the table above.

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, paydown gain/loss, adjustments related to certain corporate actions, REITs, RICs and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Ordinary Income	$3,009,019	$1,833,124

33

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

As of December 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$17,943
Undistributed Long-Term Capital Gain	—
Accumulated Capital and Other Losses	(78,133,613)
Unrealized Appreciation (Depreciation)(1)	741,433

Total Accumulated Earnings (Deficit)	$(77,374,237)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, and adjustments related to REITs, RICs, certain derivatives and corporate actions.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as paydown gain/loss. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$(9,989)
Undistributed Net Investment Income	456,332
Accumulated Net Realized Loss	(446,343)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2014 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$36,834,214
Long-Term Capital Loss Carryforward	41,299,399

Total	$78,133,613

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

34

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

7.	Expenses:

a)	Investment Management Agreement – Prior to October 20, 2014, Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”) served as the Fund’s investment manager pursuant to an Investment Management Agreement with Hartford Series Fund, Inc. HFMC contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund paid a fee to the investment manager, a portion of which was used to compensate Hartford Investment Management. As a result of the Reorganization, effective October 20, 2014, Hartford Investment Management serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford. The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2014; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.60%
On next $500 million	0.55%
On next $4 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

The above schedule did not change following the Reorganization. Prior to October 20, 2014, HFMC had contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of the Fund’s average daily net assets. This contractual arrangement would have remained in effect until April 30, 2014, and would have renewed automatically for one-year terms unless HFMC provided written notice of termination prior to the start date of the next term or upon approval of the Board of Directors of the Company.

Effective October 20, 2014, Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the HIMCO VIT Portfolio Diversifier Fund at the annual rate of 0.85% of average daily net assets. This contractual arrangement will remain in effect until April 30, 2016 and shall renew automatically for one-year terms, unless Hartford Investment Management provides written notice of termination prior to the start of the next term or upon approval by the Board of Trustees of the Fund.

b)	Accounting Services Agreement – Prior to October 20, 2014, pursuant to the Fund Accounting Agreement between HFMC and the Hartford Series Fund, Inc., on behalf of the Fund, HFMC provided accounting services to the Fund and received monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees were accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

Effective October 20, 2014, State Street Bank and Trust Company provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank and Trust Company. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

35

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund in proportion to the average daily net assets of the Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

d)	Distribution Plan for Class IB shares – Prior to October 20, 2014, Hartford Funds Distributors, LLC (“HFD”), an indirect, wholly owned, subsidiary of The Hartford, was the principal underwriter and distributor of the Fund. Effective October 20, 2014, HIMCO Distribution Services Company (“HDSC”), a wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found on the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Other Related Party Transactions – Prior to October 20, 2014, Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provided transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. Effective October 20, 2014, State Street Bank and Trust Company provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. The Trustee fees paid during the period can be found in the Statement of Operations.

8.	Affiliate Holdings:

As of December 31, 2014, affiliates of The Hartford had ownership of shares as a result of the seed money invested in the Fund as follows:

Percentage of Class
Class IB	7.6%

9.	Investment Transactions:

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$54,835,057
Sales Proceeds Excluding U.S. Government Obligations	62,428,393
Cost of Purchases for U.S. Government Obligations	38,883,394
Sales Proceeds for U.S. Government Obligations	43,368,033

36

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2014

10.	Fund Merger:

Reorganization of Hartford Portfolio Diversifier HLS Fund (the “PDF Fund”) into the Fund: At a meeting held on May 6, 2014, the Board of Directors of the PDF Fund approved on behalf of the PDF Fund, the reorganization of the PDF Fund, with and into the HIMCO VIT Portfolio Diversifier Fund (the “Fund”). The Fund is a newly organized series of the Trust.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the PDF Fund were acquired by the Fund immediately before the opening of business on October 20, 2014. The Fund acquired the assets and liabilities of the PDF Fund in exchange for shares in the Fund, which were distributed pro rata by the PDF Fund to shareholders, in complete liquidation of the PDF Fund.

This merger was accomplished by tax free exchange as detailed below:

	Net assets of PDF Fund on October 17, 2014*	Net assets of Fund immediately before merger	Net assets of Fund immediately after merger	PDF Fund shares exchanged	Fund shares issued to the PDF Fund’s shareholders

Class IB	$435,629,177	$—	$435,629,177	53,740,506	53,740,506

*	Final day of operations prior to the merger.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2014, are as follows:

	Net Investment Income	Net Realized and Unrealized gain on investments	Net decrease in net assets resulting from operations
The Fund	$2,561,870	$14,731,351	$(8,756,326)

Because the combined investment portfolio has been managed as a singled integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the PDF Fund that have been included in the Statement of Operations since October 20, 2014.

11.	Appointment of Independent Registered Public Accounting Firm:

In connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”), the Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Prior to the Reorganization, Ernst & Young LLP served as the PDF Fund’s independent registered public accounting firm, whereby Ernst & Young LLP completed the audit of the PDF Fund’s financial statements for the fiscal year ended December 31, 2013.

12.	Shareholder Meeting Results:

A special meeting of Shareholders of the Fund was held on September 15, 2014 (“Shareholder Meeting”). The proposal was to approve the Reorganization Plan providing for the acquisition of all of the assets and liabilities of the PDF Fund by the Fund, a series of the Trust, solely in exchange for shares of the Fund, followed by the distribution on a pro rata basis of the Fund’s shares to current shareholders of the PDF Fund and the complete liquidation of the PDF Fund. The final results of the Shareholder Meeting are reported below:

For	Against	Abstain
40,447,720	1,996,716	6,326,115

13.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers

37

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (concluded)

December 31, 2014

accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

14.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financials Statements were issued. Based on this evaluation, no disclosures other than that noted above were required to the Financial Statements as of December 31, 2014.

38

HIMCO VIT Portfolio Diversifier Fund

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)		Ratio of Expenses to Average Net Assets After Waivers(3)		Ratio of Net Investment Income (Loss) to Average Net Assets
HIMCO VIT Portfolio Diversifier Fund
For the Year Ended December 31, 2014
IB	$8.13	$0.05	$(0.21)	$(0.16)	$(0.06)	$—	$(0.06)	$7.91	(2.03)%		$417,007	0.90%		0.85%		0.59%

For the Year Ended December 31, 2013(4)
IB	$9.38	$0.03	$(1.25)	$(1.22)	$(0.03)	$—	$(0.03)	$8.13	(12.96)%		$443,121	0.89%		0.85%		0.29%

For the Year Ended December 31, 2012(4)(5)
IB	$10.18	$0.02	$(0.79)	$(0.77)	$(0.03)	$—	$(0.03)	$9.38	(7.58)%		$295,762	0.91%		0.85%		0.27%

For the Year Ended December 31, 2011(4)(6)
IB	$10.00	$0.04	$0.19	$0.23	$(0.03)	$(0.02)	$(0.05)	$10.18	2.38	(7)%	$106,581	0.93	(8)%	0.85	(8)%	0.58	(8)%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	See Note 11 in the accompanying Notes to Financial Statements.
(5)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(6)	Commenced operations on June 6, 2011.
(7)	Not annualized.
(8)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the year ended December 31, 2014	33%
For the year ended December 31, 2013(1)	31
For the year ended December 31, 2012(1)	61
From June 6, 2011 (commencement of operations) through December 31, 2011(1)	43

(1)	See Note 11 in the accompanying Notes to Financial Statements.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and the Shareholders of HIMCO VIT Portfolio Diversifier Fund (formerly Hartford Portfolio Diversifier HLS Fund)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of HIMCO VIT Portfolio Diversifier Fund (formerly Hartford Portfolio Diversifier HLS Fund) (the “Fund”), a series of the HIMCO Variable Insurance Trust, as of December 31, 2014, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 2013 and the financial highlights for each of the two years in the period then ended and for the period from June 6, 2011 (commencement of operations) to December 31, 2011 were audited by other auditors whose report, dated February 17, 2014, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HIMCO VIT Portfolio Diversifier Fund (formerly Hartford Portfolio Diversifier HLS Fund), a series of the HIMCO Variable Insurance Trust, as of December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2015

40

HIMCO VIT Portfolio Diversifier Fund

Trustee and Officers (Unaudited)

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Trust’s Board of Trustees (i) provides broad supervision over the affairs of the Trust the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested Trustees

Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
PAUL BRAVERMAN** (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management and Claren Road Asset Management, investment advisory firms, MPAM USS Credit Fund, a Cayman private fund, and the New England Conservatory.	13	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (December 2008 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	13	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is Chief Financial Officer and Managing Director of Golden Seeds LLC, a venture capital firm. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	13	Ms. Wilson currently serves as Director of Protective Life Corporation.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.
**	“Interested person”, as defined in the 1940 Act, of the Trust for a portion of 2014 because of the person’s beneficial equity ownership of The Hartford Financial Services Group, Inc., an affiliate of Hartford Investment Management.

41

HIMCO VIT Portfolio Diversifier Fund

Trustee and Officers (Unaudited) – (continued)

Officers and Interested Trustees

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson serves as President of Hartford Investment Management and Talcott Resolution a segment of The Hartford. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	13	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	13	None.

PETER SANNIZZARO (1966) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014	Mr. Sannizzaro currently serves as Senior Vice President and Chief Financial Officer Hartford Life Insurance Company (“Hartford Life”) and Hartford Investment Management. From 2011 to 2014, Mr. Sannizzaro served as Senior Vice President of Hartford Life and Chief Financial Officer to various divisions within Hartford Life. From 2008 to 2011, Mr. Sannizzaro served as a Vice President of Finance Executive Management at Hartford Life.	N/A	N/A

ROBERT LEWTON (1971) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2014	Mr. Lewton currently serves as Chief Compliance Officer of Hartford Investment Management Company. Prior to 2010, he served as Senior Counsel in the Investment Law Group at Hartford Investment Management Company.	N/A	N/A

BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group of Hartford Investment Management.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.
**	“Interested person”, as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.

42

HIMCO VIT Portfolio Diversifier Fund

Trustee and Officers (Unaudited) – (concluded)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

43

HIMCO VIT Portfolio Diversifier Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2014 through December 31, 2014.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14	Annualized Expense Ratio
Actual
Class IB	$1,000	$988.20	$4.21	0.84%
Hypothetical
Class IB	$1,000	$1,020.97	$4.28	0.84%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

44

HIMCO VIT Portfolio Diversifier Fund

Approval of New Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At its meeting held on April 30, 2014, the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (“HVIT”), including each of the Independent Trustees, unanimously voted to approve an investment management agreement for the Fund with Hartford Investment Management Company (“HIMCO” or the “Adviser”) (the “Agreement”).

Prior to approving the Agreement, the Board requested, received and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Trustees and supporting materials relating to those questions and responses.

The Board noted that shareholders of the Hartford Portfolio Diversifier HLS Fund (the “HLS Fund”), a series of Hartford Series Fund, Inc. (“HSF”), would be asked to approve the reorganization of the HLS Fund into the Fund (the “Reorganization”), with the closing of the Reorganization expected to occur in October 2014.

In determining whether to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services to be Provided by the Adviser

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Adviser. In this regard, the Board considered HIMCO’s responsibilities under the Agreement including, among other things, managing the Fund’s assets, assuring compliance with the Fund’s investment objective and limitations, and coordinating services for the Fund among service providers. The Board also discussed the services provided by HIMCO as sub-adviser to the HLS Fund and the benefits to be derived from continuity of investment management services following the Reorganization. The Board considered the Adviser’s organizational structure, systems and personnel as well as the Adviser’s reputation and overall financial strength. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIMCO.

Performance of the Fund

The Board considered that the Fund is newly formed and did not have a prior performance record. The Board received presentations from HIMCO regarding the portfolio management team and the investment strategy to be employed in the management of the Fund’s assets. The Board noted that HIMCO served as investment sub-adviser to the HLS Fund and would manage the Fund pursuant to a substantially similar investment objective and strategy. The Board also reviewed the performance track record of the HLS Fund. Based on these considerations, the Board concluded that it was satisfied that HIMCO has the capability of providing satisfactory investment performance for the Fund.

Comparison of Fees and Expenses

The Board requested and reviewed information from HIMCO relating to the proposed management fee and total operating expenses of the Fund. In this regard, the Board reviewed comparisons of the Fund’s proposed management fee and anticipated expense ratio to the management fees and expense ratios of a comparable group of funds previously selected by Lipper, Inc. to assist the board of directors of HSF (the “HSF Board”) in reviewing the HLS Fund’s fees and expenses. The Board noted that the Fund’s management fee schedule and total operating expenses would be consistent with those previously reviewed and approved by the HSF Board and that the Fund would experience the same expense ratio as the HLS Fund through April 30, 2016 due to an expense cap. Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

45

HIMCO VIT Portfolio Diversifier Fund

Approval of New Investment Management Agreement (Unaudited) – (concluded)

Economies of Scale

The Board discussed HIMCO’s expectations for growth in assets under management and the extent to which economies of scale would be realized over time. The Board considered that since the Fund had not yet commenced operations, material economies of scale may not be achieved in the near term. The Board noted that shareholders of the Fund would benefit from the expense limitation arrangement proposed for the Fund. The Board also considered how any benefits from economies of scale would be realized by the various parties. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale could be expected to be shared for the benefit of the Fund’s future shareholders.

Profitability of the Adviser

The Board considered the level of profits that could be expected to accrue to HMCO with respect to the Fund, including HIMCO’s estimated costs to provide investment management and related services. The Board noted that HIMCO’s actual profitability with respect to the Fund would depend on growth in assets under management. Based on these considerations, the Board concluded that the profits anticipated to be realized by HIMCO and its affiliates from their relationships with the Fund would not be excessive.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from their relationships with the Fund. The Board also considered that HDSC, an affiliate of HIMCO, will serve as principal underwriter of the Fund. As principal underwriter, HDSC would receive 12b-1 fees from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session with legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

46

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VARIABLE INSURANCE TRUST

TOKYO
THU MAY

2014 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

U.S. equity and bond markets continued to perform well in 2014. U.S. equities (as represented by the S&P 500 Index1) rose 13.69% for the year, while U.S. bonds (as represented by the Barclays U.S. Aggregate Bond Index2) rose 5.97%. International markets did not fare as well.

The S&P 500 Index ended the year slightly below its all-time high reached on December 29, 2014. Solid corporate earnings and encouraging U.S. macroeconomic data overcame geopolitical tensions and reduced prospects for growth outside the U.S. The U.S. unemployment rate fell during the year to 5.6%, the lowest level since June 2008. On average nearly 250,000 new jobs were created every month in 2014, 50,000 more per month than in 2013. In the third quarter of 2014, gross domestic product, the most recognized measure of economic growth, rose 5%. The price of a barrel of oil fell nearly 50% during the second half of the year, driving down gasoline prices and providing a lift to consumer spending.

U.S. bond prices benefited from continued low interest rates (bond prices move in the opposite direction of interest rates). Many market participants expected rates to increase as the economy improved and the U.S. Federal Reserve ended quantitative easing. However, sub-par growth in the eurozone and Japan, combined with diminished growth in China, have helped dampen interest rates. Central bankers outside the U.S. are engaging in quantitative easing programs to help stimulate growth, but these moves may also further lower local interest rates and thus increase demand for higher yielding U.S. Treasuries. Weaker growth in the rest of the world may also slow U.S. growth. These outcomes could help keep U.S. interest rates lower for longer.

Looking ahead to 2015, we expect the pace of U.S. growth relative to other economies, along with the actions of central bankers around the world, to be themes of keen interest to investors.

Preparation for whatever markets may deliver is no easy task, and that is why you should consider regular reviews with your financial advisor.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar,

President, HVIT

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
[2]	The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

HIMCO Variable Insurance Trust

This report is prepared for the general information of variable annuity contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction which the appropriate product prospectus which contains all pertinent product information including the applicable sales, administrative and other charges.

HIMCO VIT American Funds Asset Allocation Fund

(Effective October 20, 2014, American Funds Asset Allocation HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds Asset Allocation Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))

Investment Goal: Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds Asset Allocation Fund IB	5.05%	11.20%	6.65%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.76%
S&P 500 Index	13.69%	15.45%	8.41%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 0.86% and the gross total annual operating expense ratio for Class IB shares was 1.30%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Asset Allocation Fund returned 5.05% for the year ended December 31, 2014, versus the returns of 13.69% for the S&P 500 Index and 5.97% for the Barclays U.S. Aggregate Bond Index. The Fund underperformed the 6.05% average return of the Variable Products-Underlying Funds Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Asset Allocation Fund is directly related to the performance of the American Funds Insurance Series – Asset Allocation Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Asset Allocation Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds Asset Allocation Fund’s financial statements.

2

HIMCO VIT American Funds Blue Chip Income and Growth Fund

(Effective October 20, 2014, American Funds Blue Chip Income and Growth HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds Blue Chip Income and Growth Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management)

Investment Goal: Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds Blue Chip Income and Growth Fund IB	15.02%	13.88%	7.74%
S&P 500 Index	13.69%	15.45%	8.41%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 0.99% and the gross total annual operating expense ratio for Class IB shares was 1.53%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Blue Chip Income and Growth Fund returned 15.02% for the year ended December 31, 2014, versus the return of 13.69% for the S&P 500 Index. The Fund outperformed the 11.51% average return of the Variable Products-Underlying Funds Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Blue Chip Income and Growth Fund is directly related to the performance of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds Blue Chip Income and Growth Fund’s financial statements.

3

HIMCO VIT American Funds Bond Fund

(Effective October 20, 2014, American Funds Bond HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds Bond Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management)

Investment Goal: Seeks as high a level of current income as is consistent with the preservation of capital.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds Bond Fund IB	4.98%	3.87%	3.01%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.76%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 0.93% and the gross total annual operating expense ratio for Class IB shares was 1.21%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Bond Fund returned 4.98% for the year ended December 31, 2014, versus the return of 5.97% for the Barclays U.S. Aggregate Bond Index. The Fund underperformed the 5.28% average return of the Variable Products-Underlying Funds Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Bond Fund is directly related to the performance of the American Funds Insurance Series – Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Bond Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds Bond Fund’s financial statements.

4

HIMCO VIT American Funds Global Bond Fund

(Effective October 20, 2014, American Funds Global Bond HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds Global Bond Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management)

Investment Goal: Seeks to provide you, over the long-term, with a high level of total return consistent with prudent investment management.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds Global Bond Fund IB	1.17%	2.57%	3.07%
Barclays Global Aggregate Index	0.59%	2.65%	3.07%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays Global Aggregate Index represents the global investment-grade fixed-income markets.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 1.15% and the gross total annual operating expense ratio for Class IB shares was 1.73%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Bond Fund returned 1.17% for the year ended December 31, 2014, versus the return of 0.59% for the Barclays Global Aggregate Index. The Fund underperformed the 1.54% average return of the Variable Products-Underlying Funds Lipper Global Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Global Bond Fund is directly related to the performance of the American Funds Insurance Series – Global Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Bond Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds Global Bond Fund’s financial statements.

5

HIMCO VIT American Funds Global Growth and Income Fund

(Effective October 20, 2014, American Funds Global Growth and Income HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds Global Growth and Income Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management)

Investment Goal: Seeks long-term growth of capital while providing current income.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds Global Growth and Income Fund IB	5.36%	9.78%	4.55%
MSCI All Country World Index	4.71%	9.74%	4.10%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 1.18% and the gross total annual operating expense ratio for Class IB shares was 1.77%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Growth and Income Fund returned 5.36% for the year ended December 31, 2014, versus the return of 4.71% for the MSCI All Country World Index. The Fund outperformed the 2.52% average return of the Variable Products- Underlying Funds Lipper Global Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Global Growth and Income Fund is directly related to the performance of the American Funds Insurance Series – Global Growth and Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth and Income Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds Global Growth and Income Fund’s financial statements.

6

HIMCO VIT American Funds Global Growth Fund

(Effective October 20, 2014, American Funds Global Growth HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds Global Growth Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management)

Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds Global Growth Fund IB	1.97%	10.18%	5.99%
MSCI All Country World Index	4.71%	9.74%	4.10%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 1.14% and the gross total annual operating expense ratio for Class IB shares was 1.94%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Growth Fund returned 1.97% for the year ended December 31, 2014, versus the return of 4.71% for the MSCI All Country World Index. The Fund underperformed the 4.34% average return of the Variable Products-Underlying Funds Lipper Global Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Global Growth Fund is directly related to the performance of the American Funds Insurance Series –Global Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds Global Growth Fund’s financial statements.

7

HIMCO VIT American Funds Global Small Capitalization Fund

(Effective October 20, 2014, American Funds Global Small Capitalization HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds Global Small Capitalization Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management)

Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds Global Small Capitalization Fund IB	1.75%	8.57%	3.23%
MSCI All Country World Small Cap Index	2.20%	12.06%	7.16%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 1.32% and the gross total annual operating expense ratio for Class IB shares was 1.87%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Small Capitalization Fund returned 1.75% for the year ended December 31, 2014, versus the return of 2.20% for the MSCI All Country World Small Cap Index. The Fund outperformed the 0.61% average return of the Variable Products-Underlying Funds Lipper Global Small/Mid-Cap Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Global Small Capitalization Fund is directly related to the performance of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds Global Small Capitalization Fund’s financial statements.

8

HIMCO VIT American Funds Growth Fund

(Effective October 20, 2014, American Funds Growth HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds Growth Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management)

Investment Goal: Seeks growth of capital.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds Growth Fund IB	8.21%	13.27%	6.52%
S&P 500 Index	13.69%	15.45%	8.41%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 0.89% and the gross total annual operating expense ratio for Class IB shares was 1.42%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Growth Fund returned 8.21% for the year ended December 31, 2014, versus the return of 13.69% for the S&P 500 Index. The Fund underperformed the 10.04% average return of the Variable Products-Underlying Funds Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Growth Fund is directly related to the performance of the American Funds Insurance Series – Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds Growth Fund’s financial statements.

9

HIMCO VIT American Funds Growth-Income Fund

(Effective October 20, 2014, American Funds Growth-Income HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds Growth-Income Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management)

Investment Goal: Seeks long – term growth of capital and income.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds Growth – Income Fund IB	10.30%	13.35%	7.22%
S&P 500 Index	13.69%	15.45%	8.41%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 0.83% and the gross total annual operating expense ratio for Class IB shares was 1.32%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Growth-Income Fund returned 10.30% for the year ended December 31, 2014, versus the return of 13.69% for the S&P 500 Index. The Fund underperformed the 11.51% average return of the Variable Products-Underlying Funds Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds Growth-Income Fund is directly related to the performance of the American Funds Insurance Series –Growth-Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth-Income Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds Growth-Income Fund’s financial statements.

10

HIMCO VIT American Funds International Fund

(Effective October 20, 2014, American Funds International HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds International Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management)

Investment Goal: Seeks long – term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds International Fund IB	-2.88%	4.89%	1.49%
MSCI All Country World Index ex USA Index	-3.43%	4.89%	0.41%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 1.09% and the gross total annual operating expense ratio for Class IB shares was 1.69%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds International Fund returned -2.88% for the year ended December 31, 2014, versus the return of -3.43% for the MSCI All Country World ex USA Index. The Fund outperformed the -5.02% average return of the Variable Products- Underlying Funds Lipper International Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds International Fund is directly related to the performance of the American Funds Insurance Series – International Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – International Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds International Fund’s financial statements.

11

HIMCO VIT American Funds New World Fund

(Effective October 20, 2014, American Funds New World HLS Fund (the “Predecessor Fund”) was reorganized into HIMCO VIT American Funds New World Fund (the “Fund”).)

(The Fund is advised by Hartford Investment Management)

Investment Goal: Seeks long – term capital appreciation.

Performance information for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/14)

	1 Year	5 Years	Since Inception*
HIMCO VIT American Funds New World Fund IB	-8.17%	3.85%	1.18%
MSCI All Country World Index	4.71%	9.74%	4.10%
MSCI Emerging Market Index	-1.82%	2.11%	-0.37%

*	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2014, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated October 20, 2014, the net total annual operating expense ratio for Class IB shares was 1.36% and the gross total annual operating expense ratio for Class IB shares was 2.23%. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2014.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure unless terminated or changed by the Fund or its Board of Trustees if the fund structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower. For more information on fee waivers and/or expense reimbursements, please see the expense table in the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds New World Fund returned -8.17% for the year ended December 31, 2014, versus the returns of 4.71% for the MSCI All Country World Index and -1.82% for the MSCI Emerging Markets Index. The Fund underperformed the -4.78% average return of the Variable Products-Underlying Funds Lipper Emerging Markets Funds peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the HIMCO VIT American Funds New World Fund is directly related to the performance of the American Funds Insurance Series – New World Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – New World Fund Class 1, including the Summary Investment Portfolio, are provided separately and should be read in conjunction with the HIMCO VIT American Funds New World Fund’s financial statements.

12

HIMCO VIT American Funds Asset Allocation Fund

Schedule of Investments

December 31, 2014

HIMCO VIT American Funds Blue Chip Income and Growth Fund

Schedule of Investments

December 31, 2014

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
2,469,501	American Funds Insurance Series - Asset Allocation Fund Class 1		$54,897,003

	Total Investment Companies (cost $46,726,790)		$54,897,003

	Total Investments (cost $46,726,790)(2)	100.1%	$54,897,003
	Other Assets and Liabilties	(0.1)%	(41,728)

	Total Net Assets	100.0%	$54,855,275

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $46,799,363, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,097,640
Unrealized Depreciation	—

Net Unrealized Appreciation	$8,097,640

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$54,897,003

Total	$54,897,003

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
3,239,354	American Funds Insurance Series - Blue Chip Income and Growth Fund Class 1		$47,586,113

	Total Investment Companies (cost $34,209,325)		$47,586,113

	Total Investments (cost $34,209,325)(2)	100.1%	$47,586,113
	Other Assets and Liabilities	(0.1)%	(36,437)

	Total Net Assets	100.0%	$47,549,676

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $34,416,610, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,169,503
Unrealized Depreciation	—

Net Unrealized Appreciation	$13,169,503

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$47,586,113

Total	$47,586,113

The accompanying notes are an integral part of these financial statements.

13

HIMCO VIT American Funds Bond Fund

Schedule of Investments

December 31, 2014

HIMCO VIT American Funds Global Bond Fund

Schedule of Investments

December 31, 2014

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
17,075,072	American Funds Insurance Series - Bond Fund Class 1		$189,191,796

	Total Investment Companies (cost $186,899,445)		$189,191,796

	Total Investments (cost $186,899,445)(2)	100.1%	$189,191,796
	Other Assets and Liabilities	(0.1)%	(115,471)

	Total Net Assets	100.0%	$189,076,325

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $187,423,046, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,768,750
Unrealized Depreciation	—

Net Unrealized Appreciation	$1,768,750

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$189,191,796

Total	$189,191,796

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
1,279,619	American Funds Insurance Series - Global Bond Fund Class 1		$15,061,118

	Total Investment Companies (cost $15,679,134)		$15,061,118

	Total Investments (cost $15,679,134)(2)	100.1%	$15,061,118
	Other Assets and Liabilities	(0.1)%	(18,956)

	Total Net Assets	100.0%	$15,042,162

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $15,706,879, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(645,761)

Net Unrealized Appreciation	$(645,761)

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$15,061,118

Total	$15,061,118

The accompanying notes are an integral part of these financial statements.

14

HIMCO VIT American Funds Global Growth and Income Fund

Schedule of Investments

December 31, 2014

HIMCO VIT American Funds Global Growth Fund

Schedule of Investments

December 31, 2014

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
3,770,422	American Funds Insurance Series - Global Growth and Income Fund Class 1		$48,185,999

	Total Investment Companies (cost $34,653,531)		$48,185,999

	Total Investments (cost $34,653,531)(2)	100.1%	$48,185,999
	Other Assets and Liabilities	(0.1)%	(39,189)

	Total Net Assets	100.0%	$48,146,810

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $36,284,709, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,901,290
Unrealized Depreciation	—

Net Unrealized Appreciation	$11,901,290

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$48,185,999

Total	$48,185,999

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
754,223	American Funds Insurance Series - Global Growth Fund Class 1		$20,726,037

	Total Investment Companies (cost $16,602,385)		$20,726,037

	Total Investments (cost $16,602,385)(2)	100.1%	$20,726,037
	Other Assets and Liabilities	(0.1)%	(22,144)

	Total Net Assets	100.0%	$20,703,893

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $17,392,348, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,333,689
Unrealized Depreciation	—

Net Unrealized Appreciation	$3,333,689

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$20,726,037

Total	$20,726,037

The accompanying notes are an integral part of these financial statements.

15

HIMCO VIT American Funds Global Small Capitalization Fund

Schedule of Investments

December 31, 2014

HIMCO VIT American Funds Growth Fund

Schedule of Investments

December 31, 2014

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
1,936,323	American Funds Insurance Series - Global Small Capitalization Fund Class 1		$50,518,672

	Total Investment Companies (cost $37,920,498)		$50,518,672

	Total Investments (cost $37,920,498)(2)	100.1%	$50,518,672
	Other Assets and Liabilities	(0.1)%	(40,863)

	Total Net Assets	100.0%	$50,477,809

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $38,593,624, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,925,048
Unrealized Depreciation	—

Net Unrealized Appreciation	$11,925,048

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$50,518,672

Total	$50,518,672

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
3,735,922	American Funds Insurance Series - Growth Fund Class 1		$299,434,111

	Total Investment Companies (cost $176,280,402)		$299,434,111

	Total Investments (cost $176,280,402)(2)	100.1%	$299,434,111
	Other Assets and Liabilities	(0.1)%	(179,871)

	Total Net Assets	100.0%	$299,254,240

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $185,424,873, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$114,009,238
Unrealized Depreciation	—

Net Unrealized Appreciation	$114,009,238

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$299,434,111

Total	$299,434,111

The accompanying notes are an integral part of these financial statements.

16

HIMCO VIT American Funds Growth-Income Fund

Schedule of Investments

December 31, 2014

HIMCO VIT American Fund International Fund

Schedule of Investments

December 31, 2014

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
3,258,975	American Funds Insurance Series - Growth-Income Fund Class 1		$171,943,543

	Total Investment Companies (cost $106,990,628)		$171,943,543

	Total Investments (cost $106,990,628)(2)	100.1%	$171,943,543
	Other Assets and Liabilities	(0.1)%	(111,405)

	Total Net Assets	100.0%	$171,832,138

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $110,860,896, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$61,082,647
Unrealized Depreciation	—

Net Unrealized Appreciation	$61,082,647

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$171,943,543

Total	$171,943,543

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
8,867,176	American Funds Insurance Series - International Fund - Class 1		$180,447,037

	Total Investment Companies (cost $148,609,250)		$180,447,037

	Total Investments (cost $148,609,250)(2)	100.1%	$180,447,037
	Other Assets and Liabilities	(0.1)%	(108,473)

	Total Net Assets	100.0%	$180,338,564

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $153,506,352, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$26,940,685
Unrealized Depreciation	—

Net Unrealized Appreciation	$26,940,685

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$180,447,037

Total	$180,447,037

The accompanying notes are an integral part of these financial statements.

17

HIMCO VIT American Funds New World Fund

Schedule of Investments

December 31, 2014

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
1,311,113	American Funds Insurance Series - New World Fund Class 1		$27,166,271

	Total Investment Companies (cost $28,924,722)		$27,166,271

	Total Investments (cost $28,924,722)(2)	100.1%	$27,166,271
	Other Assets and Liabilities	(0.1)%	(27,833)

	Total Net Assets	100.0%	$27,138,438

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2014, the cost of securities for federal income tax purposes was $29,326,615, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(2,160,344)

Net Unrealized Appreciation	$(2,160,344)

At December 31, 2014, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$27,166,271

Total	$27,166,271

The accompanying notes are an integral part of these financial statements.

18

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19

HIMCO Variable Insurance Trust

Statements of Assets and Liabilities

December 31, 2014

	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
Assets:
Investments in underlying fund, at market value	$54,897,003	$47,586,113	$189,191,796
Receivables:
Investment securities sold	2,603	5,958	35,054
Fund shares sold	—	—	—
Other assets	6,314	5,218	13,877

Total assets	54,905,920	47,597,289	189,240,727

Liabilities:
Payables:
Investment securities purchased	—	—	—
Fund shares redeemed	2,603	5,958	35,054
Investment management fees	11,774	10,253	40,254
Distribution fees	11,774	10,252	40,254
Accrued expenses	24,494	21,150	48,840

Total liabilities	50,645	47,613	164,402

Net assets	$54,855,275	$47,549,676	$189,076,325

Summary of Net Assets:
Capital stock and paid-in-capital	$45,277,924	$32,407,572	$183,800,795
Undistributed net investment income	721,369	1,263,853	3,092,390
Accumulated net realized gain (loss)	685,769	501,463	(109,211)
Unrealized appreciation (depreciation)	8,170,213	13,376,788	2,292,351

Net assets	$54,855,275	$47,549,676	$189,076,325

Class IB: Net asset value per share	$9.12	$11.25	$9.60

Shares Outstanding	6,013,938	4,226,622	19,696,786

Net Assets	$54,855,275	$47,549,676	$189,076,325

Cost of investments in underlying fund	$46,726,790	$34,209,325	$186,899,445

The accompanying notes are an integral part of these financial statements.

20

HIMCO Variable Insurance Trust

Statements of Assets and Liabilities – (concluded)

December 31, 2014

HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth- Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund

$15,061,118	$48,185,999	$20,726,037	$50,518,672	$299,434,111	$171,943,543	$180,447,037	$27,166,271

894	5,227	3,897	8,550	83,489	23,054	83,643	—
—	—	—	—	—	—	—	8,261
5,741	6,020	5,566	6,379	17,142	11,158	13,023	6,144

15,067,753	48,197,246	20,735,500	50,533,601	299,534,742	171,977,755	180,543,703	27,180,676

—	—	—	—	—	—	—	8,261
894	5,227	3,897	8,550	83,489	23,054	83,643	—
3,224	10,319	4,461	10,685	64,273	37,043	38,939	5,866
3,224	10,319	4,461	10,685	64,273	37,043	38,940	5,866
18,249	24,571	18,788	25,872	68,467	48,477	43,617	22,245

25,591	50,436	31,607	55,792	280,502	145,617	205,139	42,238

$15,042,162	$48,146,810	$20,703,893	$50,477,809	$299,254,240	$171,832,138	$180,338,564	$27,138,438

$15,517,694	$34,075,041	$17,036,341	$38,007,969	$176,308,185	$105,131,077	$150,229,244	$29,029,242
168,860	1,501,496	165,242	—	2,530,693	1,666,336	2,004,060	261,449
(26,376)	(962,195)	(621,342)	(128,334)	(2,738,347)	81,810	(3,732,527)	(393,802)
(618,016)	13,532,468	4,123,652	12,598,174	123,153,709	64,952,915	31,837,787	(1,758,451)

$15,042,162	$48,146,810	$20,703,893	$50,477,809	$299,254,240	$171,832,138	$180,338,564	$27,138,438

$8.98	$7.01	$7.35	$7.64	$9.53	$10.09	$7.85	$5.65

1,675,988	6,867,078	2,818,731	6,605,522	31,413,078	17,032,298	22,984,692	4,805,999

$15,042,162	$48,146,810	$20,703,893	$50,477,809	$299,254,240	$171,832,138	$180,338,564	$27,138,438

$15,679,134	$34,653,531	$16,602,385	$37,920,498	$176,280,402	$106,990,628	$148,609,250	$28,924,722

The accompanying notes are an integral part of these financial statements.

21

HIMCO Variable Insurance Trust

Statements of Operations

For the Year Ended December 31, 2014

	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
Investment Income:
Dividends from underlying fund	$953,966	$1,516,283	$4,268,657

Total investment income	953,966	1,516,283	4,268,657

Expenses:
Investment management fees	376,877	334,744	1,092,021
Transfer agent fees	2,348	2,315	2,692
Distribution fees - Class IB	144,952	111,581	546,011
Custodian fees	40	40	40
Accounting service fees	7,092	5,529	27,514
Trustee fees	4,141	3,169	12,838
Audit fees	22,023	21,311	27,762
Printing fees	6,726	5,883	32,872
Legal fees	3,271	2,371	12,281
Insurance fees	1,368	973	4,882
Other expenses	2,517	2,125	5,229

Total expenses (before waivers)	571,355	490,041	1,764,142

Total waivers	(249,642)	(237,642)	(587,941)

Total expenses, net	321,713	252,399	1,176,201

Net Investment Income (Loss)	632,253	1,263,884	3,092,456

Net Realized Gain on Investments:
Capital gain distribution received from underlying fund	2,826,365	—	83,695
Net realized gain on investments in underlying fund	4,059,520	3,331,376	4,124,305

Net Realized Gain on Investments	6,885,885	3,331,376	4,208,000

Net Changes in Unrealized Appreciation (Depreciation) of Investments:
Net unrealized appreciation (depreciation) of investments in underlying fund	(4,696,512)	1,717,171	3,844,308

Net Realized and Unrealized Gain (Loss) on Investments	2,189,373	5,048,547	8,052,308

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,821,626	$6,312,431	$11,144,764

The accompanying notes are an integral part of these financial statements.

22

HIMCO Variable Insurance Trust

Statements of Operations – (concluded)

For the Year Ended December 31, 2014

HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth- Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund

$274,820	$1,825,040	$298,371	$172,122	$4,500,821	$2,659,840	$3,123,183	$373,184

274,820	1,825,040	298,371	172,122	4,500,821	2,659,840	3,123,183	373,184

125,867	404,593	221,137	450,144	2,425,221	1,292,029	1,740,463	347,563
2,267	2,333	2,280	2,361	2,894	2,606	2,664	2,299
41,955	126,435	55,284	140,669	808,407	461,437	511,900	78,991
40	40	40	40	40	40	40	40
3,414	6,167	3,833	7,158	40,038	22,720	25,475	4,624
1,700	3,723	1,916	3,901	19,205	11,327	12,632	2,848
20,444	21,529	20,751	21,988	31,382	26,577	27,394	21,037
5,325	9,189	4,411	13,315	52,417	22,516	45,179	9,506
1,163	3,066	1,322	3,094	17,859	10,072	11,373	1,972
460	1,251	535	1,301	7,536	4,239	4,805	798
1,918	2,633	1,844	2,338	7,701	4,983	5,562	2,200

204,553	580,959	313,353	646,309	3,412,700	1,858,546	2,387,487	471,878

(98,655)	(295,063)	(180,313)	(327,212)	(1,671,769)	(865,137)	(1,268,429)	(284,801)

105,898	285,896	133,040	319,097	1,740,931	993,409	1,119,058	187,077

168,922	1,539,144	165,331	(146,975)	2,759,890	1,666,431	2,004,125	186,107

149,548	—	2,200,402	257,065	16,428,023	9,216,955	—	3,173,842
(17,876)	5,114,693	2,199,081	6,582,280	49,931,309	26,985,710	22,638,076	1,035,914

131,672	5,114,693	4,399,483	6,839,345	66,359,332	36,202,665	22,638,076	4,209,756

(78,535)	(3,898,028)	(4,171,415)	(5,342,231)	(43,287,851)	(19,435,530)	(29,240,127)	(6,774,057)

53,137	1,216,665	228,068	1,497,114	23,071,481	16,767,135	(6,602,051)	(2,564,301)

$222,059	$2,755,809	$393,399	$1,350,139	$25,831,371	$18,433,566	$(4,597,926)	$(2,378,194)

The accompanying notes are an integral part of these financial statements.

23

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets

	HIMCO VIT American Funds Asset Allocation Fund		HIMCO VIT American Funds Blue Chip Income and Growth Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)
Operations:
Net investment income (loss)	$632,253	$672,429	$1,263,884	$648,481
Net realized gain (loss) on investments	6,885,885	13,870,986	3,331,376	7,073,827
Net unrealized appreciation (depreciation) of investments	(4,696,512)	(131,605)	1,717,171	4,335,305

Net Increase (Decrease) in Net Assets Resulting from Operations	2,821,626	14,411,810	6,312,431	12,057,613

Distributions to Shareholders:
From net investment income
Class IB	(816,074)	(1,041,999)	(648,000)	(628,500)
From net realized gain on investments
Class IB	(18,006,855)	(4,502,907)	(8,904,361)	(2,801,967)

Total distributions	(18,822,929)	(5,544,906)	(9,552,361)	(3,430,467)

Capital Share Transactions:
Class IB
Sold	2,884,746	24,495,222	5,879,703	12,318,588
Issued on reinvestment of distributions	18,822,929	5,544,906	9,552,361	3,430,467
Redeemed	(13,811,821)	(40,562,210)	(8,144,947)	(20,793,621)

Net increase (decrease) from capital share transactions	7,895,854	(10,522,082)	7,287,117	(5,044,566)

Net Increase (Decrease) in Net Assets	(8,105,449)	(1,655,178)	4,047,187	3,582,580

Net Assets:
Beginning of period	62,960,724	64,615,902	43,502,489	39,919,909

End of period	$54,855,275	$62,960,724	$47,549,676	$43,502,489

Undistributed net investment income	$721,369	$671,983	$1,263,853	$647,969

Shares:
Class IB
Sold	265,555	2,033,985	501,131	1,089,965
Issued on reinvestment of distributions	1,953,028	474,333	856,493	306,572
Redeemed	(1,190,621)	(3,374,721)	(665,616)	(1,810,723)

Total share activity	1,027,962	(866,403)	692,008	(414,186)

(1)	See Note 8 in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

24

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (continued)

HIMCO VIT American Funds Bond Fund		HIMCO VIT American Funds Global Bond Fund		HIMCO VIT American Funds Global Growth and Income Fund		HIMCO VIT American Funds Global Growth Fund
For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)

$3,092,456	$3,495,897	$168,922	$(168,358)	$1,539,144	$1,526,673	$165,331	$196,302
4,208,000	5,711,614	131,672	1,462,650	5,114,693	16,033,109	4,399,483	6,424,856
3,844,308	(13,611,293)	(78,535)	(2,614,042)	(3,898,028)	(4,585,252)	(4,171,415)	199,134

11,144,764	(4,403,782)	222,059	(1,319,750)	2,755,809	12,974,530	393,399	6,820,292

(3,495,510)	(4,313,997)	(13,100)	(888,000)	(1,563,826)	(1,597,699)	(196,001)	(147,499)

(9,191,724)	(5,996,163)	(1,386,993)	(1,720,101)	(20,215,503)	(986,231)	(9,854,542)	(1,739,285)

(12,687,234)	(10,310,160)	(1,400,093)	(2,608,101)	(21,779,329)	(2,583,930)	(10,050,543)	(1,886,784)

9,721,114	90,232,061	1,622,326	4,223,185	2,443,083	4,966,235	871,697	4,044,992
12,687,234	10,310,160	1,400,093	2,608,101	21,779,329	2,583,930	10,050,543	1,886,784
(68,635,194)	(47,990,602)	(3,809,123)	(24,089,863)	(9,763,893)	(40,156,010)	(5,070,483)	(15,411,349)

(46,226,846)	52,551,619	(786,704)	(17,258,577)	14,458,519	(32,605,845)	5,851,757	(9,479,573)

(47,769,316)	37,837,677	(1,964,738)	(21,186,428)	(4,565,001)	(22,215,245)	(3,805,387)	(4,546,065)

236,845,641	199,007,964	17,006,900	38,193,328	52,711,811	74,927,056	24,509,280	29,055,345

$189,076,325	$236,845,641	$15,042,162	$17,006,900	$48,146,810	$52,711,811	$20,703,893	$24,509,280

$3,092,390	$3,495,443	$168,860	$13,037	$1,501,496	$1,526,673	$165,242	$195,910

988,024	9,049,924	165,953	408,652	265,265	481,325	82,724	356,246
1,309,485	1,063,204	148,896	273,128	2,881,423	251,651	1,237,857	168,366
(6,904,392)	(4,729,877)	(398,631)	(2,361,605)	(970,334)	(3,865,137)	(453,223)	(1,352,556)

(4,606,883)	5,383,251	(83,782)	(1,679,825)	2,176,354	(3,132,161)	867,358	(827,944)

The accompanying notes are an integral part of these financial statements.

25

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (continued)

	HIMCO VIT American Funds Global Small Capitalization Fund		HIMCO VIT American Funds Growth Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)
Operations:
Net investment income (loss)	$(146,975)	$171,889	$2,759,890	$2,087,556
Net realized gain (loss) on investments	6,839,345	6,455,196	66,359,332	42,711,056
Net unrealized appreciation (depreciation) of investments	(5,342,231)	7,589,580	(43,287,851)	45,996,317

Net Increase (Decrease) in Net Assets Resulting from Operations	1,350,139	14,216,665	25,831,371	90,794,929

Distributions to Shareholders:
From net investment income
Class IB	(171,501)	(560,199)	(2,316,304)	(1,685,303)
From net realized gain on investments
Class IB	(11,021,642)	(5,593,486)	(102,664,035)	(10,748,912)

Total distributions	(11,193,143)	(6,153,685)	(104,980,339)	(12,434,215)

Capital Share Transactions:
Class IB
Sold	2,742,125	11,979,117	6,018,642	31,234,751
Issued on reinvestment of distributions	11,193,143	6,153,685	104,980,340	12,434,215
Redeemed	(14,838,445)	(18,853,090)	(83,613,855)	(104,900,293)

Net increase (decrease) from capital share transactions	(903,177)	(720,288)	27,385,127	(61,231,327)

Net Increase (Decrease) in Net Assets	(10,746,181)	7,342,692	(51,763,841)	17,129,387

Net Assets:
Beginning of period	61,223,990	53,881,298	351,018,081	333,888,694

End of period	$50,477,809	$61,223,990	$299,254,240	$351,018,081

Undistributed net investment income	$—	$171,478	$2,530,693	$2,087,109

Shares:
Class IB
Sold	316,359	1,336,020	484,196	2,713,269
Issued on reinvestment of distributions	1,403,908	707,620	10,706,784	1,059,957
Redeemed	(1,580,214)	(2,081,233)	(6,602,148)	(8,885,837)

Total share activity	140,053	(37,593)	4,588,832	(5,112,611)

(1)	See Note 8 in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

26

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (concluded)

HIMCO VIT American Funds Growth-Income Fund		HIMCO VIT American Funds International Fund		HIMCO VIT American Funds New World Fund
For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)

$1,666,431	$1,909,427	$2,004,125	$2,227,606	$186,107	$330,656
36,202,665	23,133,476	22,638,076	19,587,002	4,209,756	8,062,704
(19,435,530)	30,844,000	(29,240,127)	21,768,002	(6,774,057)	(4,485,844)

18,433,566	55,886,903	(4,597,926)	43,582,610	(2,378,194)	3,907,516

(1,909,005)	(2,338,496)	(2,227,209)	(2,543,190)	(330,200)	(325,002)

(55,384,012)	(2,360,720)	(39,928,767)	(4,232,320)	(10,565,456)	(4,906,810)

(57,293,017)	(4,699,216)	(42,155,976)	(6,775,510)	(10,895,656)	(5,231,812)

4,470,366	27,350,554	8,912,899	19,705,190	1,860,635	5,405,956
57,293,014	4,699,217	42,155,976	6,775,510	10,895,656	5,231,812
(48,760,606)	(68,769,147)	(50,375,912)	(62,186,357)	(6,648,171)	(26,706,305)

13,002,774	(36,719,376)	692,963	(35,705,657)	6,108,120	(16,068,537)

(25,856,677)	14,468,311	(46,060,939)	1,101,443	(7,165,730)	(17,392,833)

197,688,815	183,220,504	226,399,503	225,298,060	34,304,168	51,697,001

$171,832,138	$197,688,815	$180,338,564	$226,399,503	$27,138,438	$34,304,168

$1,666,336	$1,908,909	$2,004,060	$2,227,144	$261,449	$330,191

365,836	2,387,145	1,003,124	2,147,221	246,820	591,330
5,493,715	397,214	5,022,345	733,265	1,619,438	610,260
(3,739,816)	(5,833,405)	(5,082,970)	(6,641,181)	(802,674)	(2,923,022)

2,119,735	(3,049,046)	942,499	(3,760,695)	1,063,584	(1,721,432)

The accompanying notes are an integral part of these financial statements.

27

HIMCO Variable Insurance Trust

Notes to Financial Statements

December 31, 2014

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

The financial statements and the accompanying notes relate to the following funds: HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund and HIMCO VIT American Funds New World Fund, (each a “Fund” or together the “Funds”).

The Funds are each a series of the Trust. Each Fund is organized as a diversified open-end management investment company, except for HIMCO VIT American Funds Global Bond Fund, which is non-diversified. Each Fund is authorized to issue an unlimited number of shares with a par value of $0.001 each. The Funds are investment companies and applies specialized accounting and reporting under Accounting Standards codification topic 946, Financial Services – Investment Companies. The Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates.

Each Fund operates in the manner of a fund of funds, investing in shares of underlying mutual funds (the “Underlying Funds”). Each Underlying Fund is offered by American Funds Insurance Series, and is a registered open-end investment company. The Funds and their related Underlying Funds are listed below:

Fund	Underlying Fund
HIMCO VIT American Funds Asset Allocation Fund	Asset Allocation Fund Class 1
HIMCO VIT American Funds Blue Chip Income and Growth Fund	Blue Chip Income and Growth Fund Class 1
HIMCO VIT American Funds Bond Fund	Bond Fund Class 1
HIMCO VIT American Funds Global Bond Fund	Global Bond Fund Class 1
HIMCO VIT American Funds Global Growth and Income Fund	Global Growth and Income Fund Class 1
HIMCO VIT American Funds Global Growth Fund	Global Growth Fund Class 1
HIMCO VIT American Funds Global Small Capitalization Fund	Global Small Capitalization Fund Class 1
HIMCO VIT American Funds Growth Fund	Growth Fund Class 1
HIMCO VIT American Funds Growth-Income Fund	Growth-Income Fund Class 1
HIMCO VIT American Funds International Fund	International Fund Class 1
HIMCO VIT American Funds New World Fund	New World Fund Class 1

The financial statements of the Underlying Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Funds’ financial statements.

Class IB shares of the Funds are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution fees charged pursuant to a Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

Effective October 20, 2014, each Predecessor Fund was reorganized into a corresponding, newly-formed series of the Trust listed below. Each Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”). See Note 7.

Fund Name Prior to October 20, 2014	Fund Name Effective October 20, 2014
American Funds Asset Allocation HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund
American Funds Bond HLS Fund	HIMCO VIT American Funds Bond Fund
American Funds Global Bond HLS Fund	HIMCO VIT American Funds Global Bond Fund
American Funds Global Growth and Income HLS Fund	HIMCO VIT American Funds Global Growth and Income Fund

28

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2014

Fund Name Prior to October 20, 2014	Fund Name Effective October 20, 2014
American Funds Global Growth HLS Fund	HIMCO VIT American Funds Global Growth Fund
American Funds Global Small Capitalization HLS Fund	HIMCO VIT American Funds Global Small Capitalization Fund
American Funds Growth HLS Fund	HIMCO VIT American Funds Growth Fund
American Funds Growth-Income HLS Fund	HIMCO VIT American Funds Growth-Income Fund
American Funds International HLS Fund	HIMCO VIT American Funds International Fund
American Funds New World HLS Fund	HIMCO VIT American Funds New World Fund

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of the Funds’ shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in the Underlying Funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. The Prospectuses and Statements of Additional Information for the Underlying Funds explain the valuation methods used for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and Statements of Additional Information are available on the SEC EDGAR database on its internet site at http://www.sec.gov.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which is included in the Schedule of Investments for each Fund.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period. During the year ended December 31, 2014, there were no transfers between different hierarchy levels.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

29

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2014

Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined for each Fund by dividing the Fund’s net assets by the number of shares outstanding. Orders for the purchase of a Fund’s shares received by an insurance company prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Trust’s Board of Trustees based upon the investment performance of the Funds. The policy of all the Funds is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Funds are exposed to the risks of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to each Underlying Fund. The market values of the Underlying Funds may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Funds intend to continue to qualify as Regulated Investment Companies (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of the IRC. The Funds have distributed substantially all of their income and capital gains in the prior year and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain distribution adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

30

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2014

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Ordinary Income	Long- Term Capital Gains(1)	Ordinary Income	Long- Term Capital Gains(1)
HIMCO VIT American Funds Asset Allocation Fund	$816,074	$18,006,855	$1,041,999	$4,502,907
HIMCO VIT American Funds Blue Chip Income and Growth Fund	648,000	8,904,361	628,500	2,801,967
HIMCO VIT American Funds Bond Fund	3,495,510	9,191,724	4,313,997	5,996,163
HIMCO VIT American Funds Global Bond Fund	13,100	1,386,993	888,000	1,720,101
HIMCO VIT American Funds Global Growth and Income Fund	1,563,826	20,215,503	1,597,700	986,231
HIMCO VIT American Funds Global Growth Fund	196,001	9,854,542	147,499	1,739,285
HIMCO VIT American Funds Global Small Capitalization Fund	171,479	11,021,664	560,199	5,593,486
HIMCO VIT American Funds Growth Fund	2,316,304	102,664,035	1,685,303	10,748,912
HIMCO VIT American Funds Growth-Income Fund	1,909,005	55,384,012	2,338,496	2,360,720
HIMCO VIT American Funds International Fund	2,227,209	39,928,767	2,543,190	4,232,320
HIMCO VIT American Funds New World Fund	330,200	10,565,456	325,002	4,906,810

(1)	The Funds designate these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2014, the components of distributable earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
HIMCO VIT American Funds Asset Allocation Fund	$721,369	$758,342	$8,097,640	$9,577,351
HIMCO VIT American Funds Blue Chip Income and Growth Fund	1,263,853	708,748	13,169,503	15,142,104
HIMCO VIT American Funds Bond Fund	3,092,390	414,390	1,768,750	5,275,530
HIMCO VIT American Funds Global Bond Fund	168,860	1,369	(645,761)	(475,532)
HIMCO VIT American Funds Global Growth and Income Fund	1,501,496	668,983	11,901,290	14,071,769
HIMCO VIT American Funds Global Growth Fund	165,242	168,621	3,333,689	3,667,552
HIMCO VIT American Funds Global Small Capitalization Fund	—	544,792	11,925,048	12,469,840
HIMCO VIT American Funds Growth Fund	2,530,693	6,406,124	114,009,238	122,946,055
HIMCO VIT American Funds Growth-Income Fund	1,666,336	3,952,078	61,082,647	66,701,061
HIMCO VIT American Funds International Fund	2,004,060	1,164,575	26,940,685	30,109,320
HIMCO VIT American Funds New World Fund	261,449	8,091	(2,160,344)	(1,890,804)

(1)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses.

31

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2014

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for items such as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributable income may be shown in the accompanying Statements of Assets and Liabilities as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
HIMCO VIT American Funds Asset Allocation Fund	$—	$233,207	$(233,207)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	1	—	(1)
HIMCO VIT American Funds Bond Fund	(2)	1	1
HIMCO VIT American Funds Global Bond Fund	(1)	1	—
HIMCO VIT American Funds Global Growth and Income Fund	2	(2)	—
HIMCO VIT American Funds Global Growth Fund	(1)	2	(1)
HIMCO VIT American Funds Global Small Capitalization Fund	(146,975)	146,998	(23)
HIMCO VIT American Funds Growth Fund	2	(2)	—
HIMCO VIT American Funds Growth-Income Fund	—	1	(1)
HIMCO VIT American Funds International Fund	1	—	(1)
HIMCO VIT American Funds New World Fund	(2)	75,351	(75,349)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Funds had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2014.

f)	Accounting for Uncertainty in Income Taxes – The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Funds do not have an examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules have no effect on the Funds’ financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end December 31, 2014. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Prior to October 20, 2014, Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), served as investment manager to the Funds pursuant to an Investment Management Agreement with the Hartford Series Fund, Inc. (“HSF”). As a result of the Reorganization, effective October 20, 2014, Hartford Investment Management serves as the Funds investment manager pursuant to an Investment Management Agreement with the Trust. The investment manager provides day-to-day investment management services to the Funds and has overall investment supervisory responsibility for each Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Funds.

32

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2014

Prior to October 20, 2014, the schedule below reflects the compensation as a percentage of each Fund’s average daily net assets paid to Hartford Funds Management Company, LLC (“HFMC”) for investment management services rendered during the period from January 1, 2014 through October 19, 2014. The rates were accrued daily and paid monthly:

Fund	Annual Rate*
American Funds Asset Allocation HLS Fund	0.65%
American Funds Blue Chip Income and Growth HLS Fund	0.75%
American Funds Bond HLS Fund	0.50%
American Funds Global Bond HLS Fund	0.75%
American Funds Global Growth and Income HLS Fund	0.80%
American Funds Global Growth HLS Fund	1.00%
American Funds Global Small Capitalization HLS Fund	0.80%
American Funds Growth HLS Fund	0.75%
American Funds Growth-Income HLS Fund	0.70%
American Funds International HLS Fund	0.85%
American Funds New World HLS Fund	1.10%

*	HFMC had entered into an agreement under which it waived a portion of its investment management fee with respect to each Fund for as long as that Fund was invested in its corresponding Underlying Fund. The net investment management fee under the agreement with HFMC, after giving effect to the waiver, was 0.25% of the average daily net assets for each Fund.

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to the Hartford Investment Management for investment management services rendered during the period from October 20, 2014 through December 31, 2014. The rates are accrued daily and paid monthly:

Fund	Annual Rate	Annual Waiver Rate*
HIMCO VIT American Funds Asset Allocation Fund	0.65%	0.44%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	0.75%	0.54%
HIMCO VIT American Funds Bond Fund	0.50%	0.28%
HIMCO VIT American Funds Global Bond Fund	0.75%	0.58%
HIMCO VIT American Funds Global Growth and Income Fund	0.80%	0.59%
HIMCO VIT American Funds Global Growth Fund	1.00%	0.80%
HIMCO VIT American Funds Global Small Capitalization Fund	0.80%	0.55%
HIMCO VIT American Funds Growth Fund	0.75%	0.53%
HIMCO VIT American Funds Growth-Income Fund	0.70%	0.49%
HIMCO VIT American Funds International Fund	0.85%	0.60%
HIMCO VIT American Funds New World Fund	1.10%	0.87%

*	Hartford Investment Management has contractually agreed with the Trust, on behalf of the Funds, to waive a portion of its management fee for as long as the Funds are part of a master-feeder structure. The Trust’s Board of Trustees may change or eliminate this waiver if the fund structure changes. Additionally, Hartford Investment Management has contractually agreed to reimburse expenses to the extent necessary to maintain total annual operating expenses on each fund. This contractual arrangement will remain in effect until April 30, 2016.

b)	Accounting Services Agreement – Prior to October 20, 2014, pursuant to the Fund Accounting Agreement between HFMC and HSF, on behalf of the Funds, HFMC provided accounting services to the Funds and received monthly compensation of 0.01% of each Fund’s average daily net assets. These fees were accrued daily and paid monthly. Effective October 20, 2014, State Street Bank and Trust Company provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Funds, and State Street Bank and Trust Company. The amount paid for accounting services can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

33

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2014

d)	Distribution Plan for Class IB shares – Prior to October 20, 2014, Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, served as the Funds’ principal underwriter and distributor. Effective October 20, 2014, HIMCO Distribution Services Company (“HDSC”), a wholly owned subsidiary of The Hartford, serves as the Fund’s principal underwriter and distributor. The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Trust’s Board of Trustees.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of each Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Other Related Party Transactions – Prior to October 20, 2014, Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provided transfer agent services to the Funds. HASCO was compensated on a per account basis for providing such services. Effective October 20, 2014, State Street Bank and Trust Company provides transfer agent services to the Funds. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Funds, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Funds. The Board of Trustees elects officers who are responsible for the day to day operations of the Funds. The Board of Trustees oversees the investment manager and the other principal service providers of the Funds. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. The Trustee fees paid during the period can be found in the Statements of Operations.

6.	Investment Transactions:

For the year ended December 31, 2014, aggregate cost of purchases and sales of investments in Underlying Funds (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
HIMCO VIT American Funds Asset Allocation Fund	$6,304,795	$13,751,730
HIMCO VIT American Funds Blue Chip Income and Growth Fund	6,901,948	7,885,260
HIMCO VIT American Funds Bond Fund	13,428,094	69,099,927
HIMCO VIT American Funds Global Bond Fund	1,934,703	3,797,723
HIMCO VIT American Funds Global Growth and Income Fund	3,791,066	9,553,146
HIMCO VIT American Funds Global Growth Fund	3,288,332	5,114,085
HIMCO VIT American Funds Global Small Capitalization Fund	2,761,304	14,729,395
HIMCO VIT American Funds Growth Fund	26,116,622	84,410,034
HIMCO VIT American Funds Growth-Income Fund	14,686,238	48,022,999
HIMCO VIT American Funds International Fund	11,324,605	50,723,372
HIMCO VIT American Funds New World Fund	5,143,396	6,560,235

34

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2014

7.	Fund Merger:

Reorganization of the American Funds HLS Funds (the “American Funds HLS Funds”) into the Funds: At a meeting held on May 6, 2014, the Board of Directors of the American Funds HLS Funds approved on behalf of each American Funds HLS Fund, the reorganization of the American Funds HLS Funds as noted below. The Funds are a newly organized series of the Trust.

Fund Name Prior to October 20, 2014 (“American Funds HLS”)	Fund Name Effective October 20, 2014 (“the Funds”)
American Funds Asset Allocation HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund
American Funds Bond HLS Fund	HIMCO VIT American Funds Bond Fund
American Funds Global Bond HLS Fund	HIMCO VIT American Funds Global Bond Fund
American Funds Global Growth and Income HLS Fund	HIMCO VIT American Funds Global Growth and Income Fund
American Funds Global Growth HLS Fund	HIMCO VIT American Funds Global Growth Fund
American Funds Global Small Capitalization HLS Fund	HIMCO VIT American Funds Global Small Capitalization Fund
American Funds Growth HLS Fund	HIMCO VIT American Funds Growth Fund
American Funds Growth-Income HLS Fund	HIMCO VIT American Funds Growth-Income Fund
American Funds International HLS Fund	HIMCO VIT American Funds International Fund
American Funds New World HLS Fund	HIMCO VIT American Funds New World Fund

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the American Funds HLS Funds were acquired by the Funds immediately before the opening of business on October 20, 2014. The Funds acquired the assets and liabilities of the American Funds HLS Funds in exchange for shares in the Funds, which were distributed pro rata by the American Funds HLS Funds to shareholders, in complete liquidation of the American Funds HLS Funds.

This merger was accomplished by tax free exchange as detailed below:

	Net assets of American Funds HLS Fund on October 17, 2014*	Net assets of Fund Immediately Before Merger	Net assets of Fund Immediately After Merger	American Funds HLS Fund Shares Exchanged	Fund Shares Issued to the American Funds HLS Fund’s Shareholders
HIMCO VIT American Funds Asset Allocation Fund	$54,279,829	$—	$54,279,829	6,261,997	6,261,997
HIMCO VIT American Funds Blue Chip Income & Growth Fund	44,436,717	—	44,436,717	4,259,160	4,259,160
HIMCO VIT American Funds Bond Fund	194,032,472	—	194,032,472	20,232,938	20,232,938
HIMCO VIT American Funds Global Bond Fund	15,758,200	—	15,758,200	1,709,482	1,709,482
HIMCO VIT American Funds Global Growth And Income Fund	45,769,615	—	45,769,615	6,960,288	6,960,288
HIMCO VIT American Funds Global Growth Fund	19,640,786	—	19,640,786	2,859,879	2,859,879
HIMCO VIT American Funds Global Small Capitalization Fund	48,502,349	—	48,502,349	6,763,641	6,763,641
HIMCO VIT American Funds Growth Fund	283,707,458	—	283,707,458	32,358,163	32,358,163
HIMCO VIT American Funds Growth-Income Fund	164,648,939	—	164,648,939	17,575,722	17,575,722

35

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2014

	Net assets of American Funds HLS Fund on October 17, 2014*	Net assets of Fund Immediately Before Merger	Net assets of Fund Immediately After Merger	American Funds HLS Fund Shares Exchanged	Fund Shares Issued to the American Funds HLS Fund’s Shareholders
HIMCO VIT American Funds International Fund	$179,339,367	$—	$179,339,367	$23,534,856	$23,534,856
HIMCO VIT American Funds New World Fund	28,133,153	—	28,133,153	4,855,909	4,855,909

*	Final day of operations immediately prior to the merger.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Funds, the Funds’ pro forma results of operations for the year ended December 31, 2014, are as follows:

	Net Investment Income (loss)	Net Realized and Unrealized Gain (loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
HIMCO VIT American Funds Asset Allocation Fund	632,253	2,189,373	2,821,626
HIMCO VIT American Funds Blue Chip Income & Growth Fund	1,263,884	5,048,547	6,312,431
HIMCO VIT American Funds Bond Fund	3,092,456	8,052,308	11,144,764
HIMCO VIT American Funds Global Bond Fund	168,922	53,137	222,059
HIMCO VIT American Funds Global Growth And Income Fund	1,539,144	1,216,665	2,755,809
HIMCO VIT American Funds Global Growth Fund	165,331	228,068	393,399
HIMCO VIT American Funds Global Small Capitalization Fund	(146,975)	1,497,114	1,350,139
HIMCO VIT American Funds Growth Fund	2,759,890	23,071,481	25,831,371
HIMCO VIT American Funds Growth-Income Fund	1,666,431	16,767,135	18,433,566
HIMCO VIT American Funds International Fund	2,004,125	(6,602,051)	(4,597,926)
HIMCO VIT American Funds New World Fund	186,107	(2,564,301)	(2,378,194)

Because the combined investment portfolios for each American Funds HLS Fund/Fund has been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings for each American Funds HLS Fund that have been included in the Statements of Operations since October 20, 2014.

8.	Appointment of Independent Registered Public Accounting Firm:

In connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”), the Board of Trustees of the Funds, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2014. Prior to the Reorganization, Ernst & Young LLP served as the American Funds HLS Funds’ independent registered public accounting firm, whereby Ernst & Young LLP completed the audit of the American Funds HLS Funds’ financial statements for the fiscal year ended December 31, 2013.

9.	Shareholder Meeting Results:

A special meeting of Shareholders of the Funds was held on September 15, 2014 (“Shareholder Meeting”). The proposal was to approve the Reorganization Plan providing for the acquisition of all of the assets and liabilities of the American Funds HLS Funds by the corresponding Fund, each a series of the Trust, solely in exchange for shares of the Funds, followed by the

36

HIMCO Variable Insurance Trust

Notes to Financial Statements – (concluded)

December 31, 2014

distribution on a pro rata basis of the Fund’s shares to current shareholders of the American Funds HLS Funds and the complete liquidation of the American Funds HLS Funds. The final results of the Shareholder Meeting are reported below:

	For	Against	Abstain
HIMCO VIT American Funds Asset Allocation Fund	3,974,262	228,730	305,795
HIMCO VIT American Funds Blue Chip Income & Growth Fund	3,077,972	126,745	193,316
HIMCO VIT American Funds Bond Fund	20,387,294	678,838	1,343,587
HIMCO VIT American Funds Global Bond Fund	1,495,066	1,555	230,448
HIMCO VIT American Funds Global Growth And Income Fund	4,074,399	87,977	250,904
HIMCO VIT American Funds Global Growth Fund	1,647,625	37,213	101,765
HIMCO VIT American Funds Global Small Capitalization Fund	5,235,657	221,628	501,181
HIMCO VIT American Funds Growth Fund	22,056,944	858,970	1,990,916
HIMCO VIT American Funds Growth-Income Fund	12,257,624	287,828	1,134,573
HIMCO VIT American Funds International Fund	17,957,534	752,699	1,675,278
HIMCO VIT American Funds New World Fund	3,196,840	96,097	210,590

10. Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

11.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financials Statements were issued. Based on this evaluation, no disclosures other than that noted above were required to the Financial Statements as of December 31, 2014.

37

HIMCO Variable Insurance Trust

Financial Highlights

	— Selected Per-Share Data(1)—									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)	Ratio of Expenses to Average Net Assets After Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Asset Allocation Fund
For the Year Ended December 31, 2014
IB	$12.63	$0.12	$0.44	$0.56	$(0.18)	$(3.89)	$(4.07)	$9.12	5.05%	$54,855	0.99%	0.55%	1.09%
For the Year Ended December 31, 2013(4)
IB	$11.04	$0.12	$2.39	$2.51	$(0.17)	$(0.75)	$(0.92)	$12.63	23.40%	$62,961	0.95%	0.55%	0.97%
For the Year Ended December 31, 2012(4)(5)
IB	$9.70	$0.19	$1.34	$1.53	$(0.17)	$(0.02)	$(0.19)	$11.04	15.80%	$64,616	0.95%	0.55%	1.56%
For the Year Ended December 31, 2011(4)(5)
IB	$9.74	$0.14	$(0.05)	$0.09	$(0.13)	$—	$(0.13)	$9.70	1.02%	$64,356	0.95%	0.55%	1.61%
For the Year Ended December 31, 2010(4)(5)
IB	$8.85	$0.14	$0.91	$1.05	$(0.16)	$—	$(0.16)	$9.74	12.13%	$58,326	0.95%	0.55%	1.73%

HIMCO VIT American Funds Blue Chip Income and Growth Fund
For the Year Ended December 31, 2014
IB	$12.31	$0.34	$1.38	$1.72	$(0.20)	$(2.58)	$(2.78)	$11.25	15.02%	$47,550	1.10%	0.57%	2.83%
For the Year Ended December 31, 2013(4)
IB	$10.11	$0.17	$3.02	$3.19	$(0.18)	$(0.81)	$(0.99)	$12.31	32.55%	$43,502	1.07%	0.57%	1.51%
For the Year Ended December 31, 2012(4)(5)
IB	$9.07	$0.15	$1.07	$1.22	$(0.12)	$(0.06)	$(0.18)	$10.11	13.53%	$39,920	1.07%	0.57%	1.67%
For the Year Ended December 31, 2011(4)(5)
IB	$9.18	$0.13	$(0.24)	$(0.11)	$—	$—	$—	$9.07	(1.19)%	$32,425	1.07%	0.57%	1.44%
For the Year Ended December 31, 2010(4)(5)
IB	$8.44	$0.12	$0.86	$0.98	$(0.24)	$—	$(0.24)	$9.18	11.98%	$34,030	1.07%	0.57%	1.48%

HIMCO VIT American Funds Bond Fund
For the Year Ended December 31, 2014
IB	$9.75	$0.14	$0.34	$0.48	$(0.17)	$(0.46)	$(0.63)	$9.60	4.98%	$189,076	0.81%	0.54%	1.42%
For the Year Ended December 31, 2013(4)
IB	$10.52	$0.17	$(0.42)	$(0.25)	$(0.22)	$(0.30)	$(0.52)	$9.75	(2.37)%	$236,846	0.79%	0.54%	1.67%
For the Year Ended December 31, 2012(4)(5)
IB	$10.52	$0.23	$0.29	$0.52	$(0.29)	$(0.23)	$(0.52)	$10.52	5.01%	$199,008	0.79%	0.54%	2.13%
For the Year Ended December 31, 2011(4)(5)
IB	$10.21	$0.29	$0.30	$0.59	$(0.28)	$—	$(0.28)	$10.52	5.84%	$198,203	0.79%	0.54%	2.57%
For the Year Ended December 31, 2010(4)(5)
IB	$9.84	$0.26	$0.35	$0.61	$(0.24)	$—	$(0.24)	$10.21	6.15%	$206,360	0.80%	0.55%	2.75%

HIMCO VIT American Funds Global Bond Fund
For the Year Ended December 31, 2014
IB	$9.66	$0.10	$0.05	$0.15	$(0.01)	$(0.82)	$(0.83)	$8.98	1.17%	$15,042	1.22%	0.63%	1.01%
For the Year Ended December 31, 2013(4)
IB	$11.10	$(0.06)	$(0.29)	$(0.35)	$(0.37)	$(0.72)	$(1.09)	$9.66	(3.03)%	$17,007	1.09%	0.59%	(0.59)%
For the Year Ended December 31, 2012(4)(5)
IB	$11.02	$0.24	$0.38	$0.62	$(0.31)	$(0.23)	$(0.54)	$11.10	5.83%	$38,193	1.07%	0.57%	1.69%
For the Year Ended December 31, 2011(4)(5)
IB	$10.86	$0.23	$0.24	$0.47	$(0.23)	$(0.08)	$(0.31)	$11.02	4.28%	$44,352	1.06%	0.56%	2.56%
For the Year Ended December 31, 2010(4)(5)
IB	$10.47	$0.27	$0.24	$0.51	$(0.11)	$(0.01)	$(0.12)	$10.86	4.85%	$38,654	1.07%	0.57%	2.49%

See Portfolio Turnover information at the conclusion of Financial Highlights

38

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)	Ratio of Expenses to Average Net Assets After Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Global Growth and Income Fund
For the Year Ended December 31, 2014
IB	$11.24	$0.29	$0.32	$0.61	$(0.37)	$(4.47)	$(4.84)	$7.01	5.36%	$48,147	1.15%	0.57%	3.04%
For the Year Ended December 31, 2013(4)
IB	$9.58	$0.24	$1.84	$2.08	$(0.26)	$(0.16)	$(0.42)	$11.24	22.16%	$52,712	1.11%	0.56%	2.28%
For the Year Ended December 31, 2012(4)(5)
IB	$8.38	$0.23	$1.20	$1.43	$(0.23)	$—	$(0.23)	$9.58	17.30%	$74,927	1.10%	0.55%	2.05%
For the Year Ended December 31, 2011(4)(5)
IB	$9.06	$0.22	$(0.70)	$(0.48)	$(0.20)	$—	$(0.20)	$8.38	(5.19)%	$78,639	1.09%	0.54%	2.30%
For the Year Ended December 31, 2010(4)(5)
IB	$8.30	$0.20	$0.72	$0.92	$(0.16)	$—	$(0.16)	$9.06	11.41%	$91,254	1.10%	0.55%	2.25%

HIMCO VIT American Funds Global Growth Fund
For the Year Ended December 31, 2014
IB	$12.56	$0.08	$0.07	$0.15	$(0.12)	$(5.24)	$(5.36)	$7.35	1.97%	$20,704	1.42%	0.60%	0.75%
For the Year Ended December 31, 2013(4)
IB	$10.45	$0.08	$2.83	$2.91	$(0.06)	$(0.74)	$(0.80)	$12.56	28.77%	$24,509	1.34%	0.59%	0.71%
For the Year Ended December 31, 2012(4)(5)
IB	$8.74	$0.06	$1.86	$1.92	$(0.10)	$(0.11)	$(0.21)	$10.45	22.19%	$29,055	1.33%	0.58%	0.48%
For the Year Ended December 31, 2011(4)(5)
IB	$9.74	$0.10	$(0.99)	$(0.89)	$(0.11)	$—	$(0.11)	$8.74	(9.18)%	$29,319	1.32%	0.57%	0.95%
For the Year Ended December 31, 2010(4)(5)
IB	$8.83	$0.10	$0.89	$0.99	$(0.08)	$—	$(0.08)	$9.74	11.41%	$34,245	1.32%	0.57%	1.17%

HIMCO VIT American Funds Global Small Capitalization Fund
For the Year Ended December 31, 2014
IB	$9.47	$(0.02)	$0.16	$0.14	$(0.03)	$(1.94)	$(1.97)	$7.64	1.75%	$50,478	1.15%	0.57%	(0.26)%
For the Year Ended December 31, 2013(4)
IB	$8.29	$0.03	$2.18	$2.21	$(0.09)	$(0.94)	$(1.03)	$9.47	27.89%	$61,224	1.13%	0.58%	0.30%
For the Year Ended December 31, 2012(4)(5)
IB	$7.83	$0.10	$1.23	$1.33	$(0.10)	$(0.77)	$(0.87)	$8.29	17.85%	$53,881	1.11%	0.56%	0.99%
For the Year Ended December 31, 2011(4)(5)
IB	$9.92	$0.10	$(2.01)	$(1.91)	$(0.13)	$(0.05)	$(0.18)	$7.83	(19.40)%	$55,658	1.11%	0.56%	0.98%
For the Year Ended December 31, 2010(4)(5)
IB	$8.13	$0.11	$1.68	$1.79	$—	$—	$—	$9.92	22.06%	$74,999	1.12%	0.57%	1.35%

HIMCO VIT American Funds Growth Fund
For the Year Ended December 31, 2014
IB	$13.09	$0.10	$0.70	$0.80	$(0.10)	$(4.26)	$(4.36)	$9.53	8.21%	$299,254	1.06%	0.54%	0.85%
For the Year Ended December 31, 2013(4)
IB	$10.45	$0.07	$3.00	$3.07	$(0.06)	$(0.37)	$(0.43)	$13.09	29.78%	$351,018	1.04%	0.54%	0.60%
For the Year Ended December 31, 2012(4)(5)
IB	$8.95	$0.05	$1.51	$1.56	$(0.03)	$(0.03)	$(0.06)	$10.45	17.56%	$333,889	1.04%	0.54%	0.50%
For the Year Ended December 31, 2011(4)(5)
IB	$9.38	$0.03	$(0.46)	$(0.43)	$—	$—	$—	$8.95	(4.57)%	$317,968	1.04%	0.54%	0.33%
For the Year Ended December 31, 2010(4)(5)
IB	$7.96	$0.04	$1.42	$1.46	$(0.04)	$—	$(0.04)	$9.38	18.36%	$356,162	1.05%	0.55%	0.43%

See Portfolio Turnover information at the conclusion of Financial Highlights

39

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)	Ratio of Expenses to Average Net Assets After Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Growth-Income Fund
For the Year Ended December 31, 2014
IB	$13.26	$0.11	$1.03	$1.14	$(0.15)	$(4.16)	$(4.31)	$10.09	10.30%	$171,832	1.01%	0.54%	0.90%
For the Year Ended December 31, 2013(4)
IB	$10.20	$0.11	$3.23	$3.34	$(0.14)	$(0.14)	$(0.28)	$13.26	33.14%	$197,689	0.99%	0.54%	0.97%
For the Year Ended December 31, 2012(4)(5)
IB	$8.81	$0.13	$1.38	$1.51	$(0.12)	$—	$(0.12)	$10.20	17.16%	$183,220	0.99%	0.54%	1.29%
For the Year Ended December 31, 2011(4)(5)
IB	$9.00	$0.12	$(0.31)	$(0.19)	$—	$—	$—	$8.81	(2.12)%	$170,059	0.98%	0.53%	1.26%
For the Year Ended December 31, 2010(4)(5)
IB	$8.20	$0.10	$0.81	$0.91	$(0.11)	$—	$(0.11)	$9.00	11.11%	$185,836	0.99%	0.54%	1.19%

HIMCO VIT American Funds International Fund
For the Year Ended December 31, 2014
IB	$10.27	$0.09	$(0.36)	$(0.27)	$(0.12)	$(2.03)	$(2.15)	$7.85	(2.88)%	$180,339	1.17%	0.55%	0.98%
For the Year Ended December 31, 2013(4)
IB	$8.73	$0.09	$1.74	$1.83	$(0.11)	$(0.18)	$(0.29)	$10.27	21.23%	$226,400	1.15%	0.55%	0.99%
For the Year Ended December 31, 2012(4)(5)
IB	$7.54	$0.10	$1.22	$1.32	$(0.13)	$—	$(0.13)	$8.73	17.58%	$225,298	1.14%	0.54%	1.15%
For the Year Ended December 31, 2011(4)(5)
IB	$8.96	$0.13	$(1.40)	$(1.27)	$(0.15)	$—	$(0.15)	$7.54	(14.23)%	$208,399	1.14%	0.54%	1.52%
For the Year Ended December 31, 2010(4)(5)
IB	$8.50	$0.13	$0.44	$0.57	$(0.08)	$(0.03)	$(0.11)	$8.96	6.92%	$235,702	1.16%	0.56%	1.78%

HIMCO VIT American Funds New World Fund
For the Year Ended December 31, 2014
IB	$9.17	$0.05	$(0.54)	$(0.49)	$(0.10)	$(2.93)	$(3.03)	$5.65	(8.17)%	$27,138	1.49%	0.59%	0.59%
For the Year Ended December 31, 2013(4)
IB	$9.46	$0.07	$0.89	$0.96	$(0.08)	$(1.17)	$(1.25)	$9.17	11.06%	$34,304	1.43%	0.58%	0.77%
For the Year Ended December 31, 2012(4)(5)
IB	$8.66	$0.07	$1.38	$1.45	$(0.15)	$(0.50)	$(0.65)	$9.46	17.47%	$51,697	1.41%	0.56%	0.61%
For the Year Ended December 31, 2011(4)(5)
IB	$10.24	$0.15	$(1.60)	$(1.45)	$(0.13)	$—	$(0.13)	$8.66	(14.23)%	$52,569	1.41%	0.56%	1.33%
For the Year Ended December 31, 2010(4)(5)
IB	$8.80	$0.11	$1.42	$1.53	$(0.09)	$—	$(0.09)	$10.24	17.54%	$72,257	1.42%	0.57%	1.30%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Ratios do not include expenses of the Underlying Funds.
(4)	See Note 8 in the accompanying Notes to Financial Statements.
(5)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information at the conclusion of Financial Highlights

40

HIMCO Variable Insurance Trust

Financial Highlights – (concluded)

	Portfolio Turnover Rate For the Year Ended
	December 31, 2014	December 31, 2013(1)	December 31, 2012(1)	December 31, 2011(1)	December 31, 2010(1)
HIMCO VIT American Funds Asset Allocation Fund	11%	29%	14%	9%	11%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	15	16	23	14	11
HIMCO VIT American Funds Bond Fund	6	15	15	15	13
HIMCO VIT American Funds Global Bond Fund	12	10	8	16	17
HIMCO VIT American Funds Global Growth and Income Fund	7	4	5	5	8
HIMCO VIT American Funds Global Growth Fund	15	7	4	11	11
HIMCO VIT American Funds Global Small Capitalization Fund	5	11	4	11	16
HIMCO VIT American Funds Growth Fund	8	3	4	5	7
HIMCO VIT American Funds Growth-Income Fund	8	6	9	5	8
HIMCO VIT American Funds International Fund	6	4	7	9	7
HIMCO VIT American Funds New World Fund	16	6	8	9	12

(1)	See Note 8 in the accompanying Notes to Financial Statements.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and the Shareholders of HIMCO VIT American Funds Asset Allocation Fund (formerly American Funds Asset Allocation HLS Fund), HIMCO VIT American Funds Blue Chip Income and Growth Fund (formerly American Funds Blue Chip Income and Growth HLS Fund), HIMCO VIT American Funds Bond Fund (formerly American Funds Bond HLS Fund), HIMCO VIT American Funds Global Bond Fund (formerly American Funds Global Bond HLS Fund), HIMCO VIT American Funds Global Growth and Income Fund (formerly American Funds Global Growth and Income HLS Fund), HIMCO VIT American Funds Global Growth Fund (formerly American Funds Global Growth HLS Fund), HIMCO VIT American Funds Global Small Capitalization Fund (formerly American Funds Global Small Capitalization HLS Fund), HIMCO VIT American Funds Growth Fund (formerly American Funds Growth HLS Fund), HIMCO VIT American Funds Growth-Income Fund (formerly American Funds Growth-Income HLS Fund), HIMCO VIT American Funds International Fund (formerly American Funds International HLS Fund) and HIMCO VIT American Funds New World Fund (formerly American Funds New World HLS Fund)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of HIMCO VIT American Funds Asset Allocation Fund (formerly American Funds Asset Allocation HLS Fund), HIMCO VIT American Funds Blue Chip Income and Growth Fund (formerly American Funds Blue Chip Income and Growth HLS Fund), HIMCO VIT American Funds Bond Fund (formerly American Funds Bond HLS Fund), HIMCO VIT American Funds Global Bond Fund (formerly American Funds Global Bond HLS Fund), HIMCO VIT American Funds Global Growth and Income Fund (formerly American Funds Global Growth and Income HLS Fund), HIMCO VIT American Funds Global Growth Fund (formerly American Funds Global Growth HLS Fund), HIMCO VIT American Funds Global Small Capitalization Fund (formerly American Funds Global Small Capitalization HLS Fund), HIMCO VIT American Funds Growth Fund (formerly American Funds Growth HLS Fund), HIMCO VIT American Funds Growth-Income Fund (formerly American Funds Growth-Income HLS Fund), HIMCO VIT American Funds International Fund (formerly American Funds International HLS Fund) and HIMCO VIT American Funds New World Fund (formerly American Funds New World HLS Fund) (collectively the “Funds”), each a series of the HIMCO Variable Insurance Trust, as of December 31, 2014, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of the Funds for the year ended December 31, 2013 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 17, 2014, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HIMCO VIT American Funds Asset Allocation Fund (formerly American Funds Asset Allocation HLS Fund), HIMCO VIT American Funds Blue Chip Income and Growth Fund (formerly American Funds Blue Chip Income and Growth HLS Fund), HIMCO VIT American Funds Bond Fund (formerly American Funds Bond HLS Fund), HIMCO VIT American Funds Global Bond Fund (formerly American Funds Global Bond HLS Fund), HIMCO VIT American Funds Global Growth and Income Fund (formerly American Funds Global Growth and Income HLS Fund), HIMCO VIT American Funds Global Growth Fund (formerly American Funds Global Growth HLS Fund), HIMCO VIT American Funds Global Small Capitalization Fund (formerly American Funds Global Small Capitalization HLS Fund), HIMCO VIT American Funds Growth Fund (formerly American Funds Growth HLS Fund), HIMCO VIT American Funds Growth-Income Fund (formerly American Funds Growth-Income HLS Fund), HIMCO VIT American Funds International Fund (formerly American Funds International HLS Fund) and HIMCO VIT American Funds New World Fund (formerly American Funds New World HLS Fund), as of December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2015

42

HIMCO Variable Insurance Trust

Trustees and Officers (Unaudited)

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Trust’s Board of Trustees (i) provides broad supervision over the affairs of the Trust and the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested Trustees

Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
PAUL BRAVERMAN** (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management and Claren Road Asset Management, investment advisory firms, MPAM USS Credit Fund, a Cayman private fund, and the New England Conservatory.	13	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (December 2008 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	13	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is Chief Financial Officer and Managing Director of Golden Seeds LLC, a venture capital firm. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	13	Ms. Wilson currently serves as Director of Protective Life Corporation.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.
**	“Interested person”, as defined in the 1940 Act, of the Trust for a portion of 2014 because of the person’s beneficial equity ownership of The Hartford Financial Services Group, Inc., an affiliate of Hartford Investment Management.

43

HIMCO Variable Insurance Trust

Trustees and Officers (Unaudited) – (continued)

Officers and Interested Trustees

Name, Year of Birth And Address	Position Held with the Trust	Term of Office* and Length Of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson serves as President of Hartford Investment Management and Talcott Resolution a segment of The Hartford. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	13	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	13	None.

PETER SANNIZZARO (1966) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014	Mr. Sannizzaro currently serves as Senior Vice President and Chief Financial Officer Hartford Life Insurance Company (“Hartford Life”) and Hartford Investment Management. From 2011 to 2014, Mr. Sannizzaro served as Senior Vice President of Hartford Life and Chief Financial Officer to various divisions within Hartford Life. From 2008 to 2011, Mr. Sannizzaro served as a Vice President of Finance Executive Management at Hartford Life.	N/A	N/A

ROBERT LEWTON (1971) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2014	Mr. Lewton currently serves as Chief Compliance Officer of Hartford Investment Management Company. Prior to 2010, he served as Senior Counsel in the Investment Law Group at Hartford Investment Management Company.	N/A	N/A

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.
**	“Interested person”, as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.

44

HIMCO Variable Insurance Trust

Trustees and Officers (Unaudited) – (concluded)

Name, Year of Birth And Address	Position Held with the Trust	Term of Office* and Length Of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

45

HIMCO Variable Insurance Trust

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2014 through December 31, 2014.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Fund Name	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14(1)	Annualized Expense Ratio
HIMCO VIT American Funds Asset Allocation Fund
Actual
Class IB	$1,000.00	$1,012.00	$2.79	0.55%
Hypothetical
Class IB	$1,000.00	$1,022.43	$2.80	0.55%
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Actual
Class IB	$1,000.00	$1,067.00	$2.92	0.56%
Hypothetical
Class IB	$1,000.00	$1,022.38	$2.85	0.56%
HIMCO VIT American Funds Bond Fund
Actual
Class IB	$1,000.00	$1,011.40	$2.74	0.54%
Hypothetical
Class IB	$1,000.00	$1,022.48	$2.75	0.54%
HIMCO VIT American Funds Global Bond Fund
Actual
Class IB	$1,000.00	$958.20	$3.01	0.61%
Hypothetical
Class IB	$1,000.00	$1,022.13	$3.11	0.61%

46

HIMCO Variable Insurance Trust

Expense Example (Unaudited) – (concluded)

Fund Name	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14(1)	Annualized Expense Ratio
HIMCO VIT American Funds Global Growth and Income Fund
Actual
Class IB	$1,000.00	$991.00	$2.81	0.56%
Hypothetical
Class IB	$1,000.00	$1,022.38	$2.85	0.56%
HIMCO VIT American Funds Global Growth Fund
Actual
Class IB	$1,000.00	$996.70	$3.02	0.60%
Hypothetical
Class IB	$1,000.00	$1,022.18	$3.06	0.60%
HIMCO VIT American Funds Global Small Capitalization Fund
Actual
Class IB	$1,000.00	$952.10	$2.80	0.57%
Hypothetical
Class IB	$1,000.00	$1,022.33	$2.91	0.57%
HIMCO VIT American Funds Growth Fund
Actual
Class IB	$1,000.00	$1,027.20	$2.76	0.54%
Hypothetical
Class IB	$1,000.00	$1,022.48	$2.75	0.54%
HIMCO VIT American Funds Growth-Income Fund
Actual
Class IB	$1,000.00	$1,032.90	$2.77	0.54%
Hypothetical
Class IB	$1,000.00	$1,022.48	$2.75	0.54%
HIMCO VIT American Funds International Fund
Actual
Class IB	$1,000.00	$937.40	$2.64	0.54%
Hypothetical
Class IB	$1,000.00	$1,022.48	$2.75	0.54%
HIMCO VIT American Funds New World Fund
Actual
Class IB	$1,000.00	$877.20	$2.74	0.58%
Hypothetical
Class IB	$1,000.00	$1,022.28	$2.96	0.58%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

47

HIMCO VIT American Funds

Approval of New Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At its meeting held on April 30, 2014, the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (“HVIT”), including each of the Independent Trustees, unanimously voted to approve an investment management agreement for the Funds with Hartford Investment Management Company (“HIMCO” or the “Adviser”) (the “Agreement”). Each Fund invests all of its assets directly in a corresponding portfolio of the American Funds Insurance Series (each a “Master Fund,” and collectively, the “Master Funds”) that is advised by Capital Research and Management Company (“CRMC”).

Prior to approving the Agreement, the Board requested, received and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Trustees and supporting materials relating to those questions and responses.

The Board noted that shareholders of each American Funds HLS Fund, each a series of Hartford Series Fund, Inc. (“HSF”), would be asked to approve the reorganization of the American Funds HLS Fund into the corresponding series of HVIT (each, a “Reorganization” and collectively, the “Reorganizations”), with the closing of the Reorganizations expected to occur in October 2014.

In determining whether to approve the Agreement for each Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services to be Provided by the Adviser

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to each Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services to be provided by HIMCO. In this regard, the Board considered that because of the master-feeder structure, the portfolio management services provided by HIMCO to each Fund would be limited to selecting one of the Master Funds, investing a Fund’s assets in that Master Fund, and monitoring the Master Fund’s performance as an investment for each Fund. The Board considered the Adviser’s organizational structure, systems and personnel as well as the Adviser’s reputation and overall financial strength. The Board also considered the possibility that at some point in the future, HIMCO may recommend the withdrawal of one or more of the Funds from the master-feeder structure and the management of the Funds’ assets directly or through a sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by HIMCO.

Performance of the Funds

The Board considered that the Funds are newly formed and did not have a prior performance record but noted that the performance of each Fund would be based on the performance of the Fund’s corresponding Master Fund. The Board also reviewed the performance track record of each American Funds HLS Fund.

Based on these considerations, the Board concluded that the Funds have the capability of providing satisfactory investment performance.

Comparison of Fees and Expenses

The Board requested and reviewed information from HIMCO relating to the proposed management fee and total operating expenses of each Fund. In this regard, the Board reviewed comparisons of the Funds’ proposed management fees and anticipated expense ratios to the management fees and expense ratios of a comparable group of funds previously selected by Lipper, Inc. to assist the board of directors of HSF (the “HSF Board”) in reviewing American Funds HLS Funds’ fees and expenses. The Board noted that the Funds’ respective management fee schedules and total operating expenses would be consistent with those previously reviewed and approved by the HSF Board and that the Funds would experience the same expense ratio as the corresponding American Funds HLS Fund through April 30, 2016 due to an expense cap. The Board also noted that each Fund and its shareholders would bear the fees and expenses of the Fund and the Master Fund in which it invests, with the result that

48

HIMCO VIT American Funds

Approval of New Investment Management Agreements (Unaudited) – (concluded)

each Fund’s expenses would generally be higher than those of other mutual funds that invest directly in securities. The Board considered that each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund’s expenses. Based on these considerations, the Board concluded that each Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board discussed HIMCO’s expectations for growth in assets under management and the extent to which economies of scale would be realized over time. The Board considered that since the Funds had not yet commenced operations, material economies of scale may not be achieved in the near term but noted that the management fee schedule for each Master Fund includes breakpoints that are designed to reduce the management fee rates as the Master Fund’s average daily net assets increase. The Board noted that shareholders of each Fund would benefit from the expense limitation arrangements proposed for the Funds. The Board also considered how any benefits from economies of scale would be realized by the various parties. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale could be expected to be shared for the benefit of the Funds’ future shareholders.

Profitability of the Adviser

The Board considered the level of profits that could be expected to accrue to HMCO with respect to each Fund, including HIMCO’s estimated costs to provide investment management and related services. The Board noted that HIMCO’s actual profitability with respect to each Fund would depend on growth in assets under management. The Board considered that HIMCO offers a contractual management fee waiver on each of the Funds for as long as each Fund remains invested in a Master Fund. Under the waiver, HIMCO retains a net contractual management fee of 0.25% of each Fund’s average daily net assets in order to compensate it for the administrative services and certain advisory services that HIMCO provides each under the Agreement. Based on these considerations, the Board concluded that the profits anticipated to be realized by HIMCO and its affiliates from their relationships with each Fund would not be excessive.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from their relationships with the Funds. The Board also considered that HDSC, an affiliate of HIMCO, will serve as principal underwriter of the Funds. As principal underwriter, HDSC would receive 12b-1 fees from each Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session with legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

49

HIMCO VIT American Funds

Main Risks (Unaudited)

The main risks of investing in the Funds are described below. Each Fund is exposed to these risks through its investment in the corresponding Underlying Fund.

HIMCO VIT American Funds Asset Allocation Fund 1,2,3,4,6,7,8,9,10,11,12

HIMCO VIT American Funds Blue Chip Income and Growth Fund 4,6,7,9,11,12

HIMCO VIT American Funds Bond Fund 2,3,6,8,9,10,11,12,13,16,17,18

HIMCO VIT American Funds Global Bond Fund 2,3,5,6,8,9,10,11,12,14

HIMCO VIT American Funds Global Growth and Income Fund 4,5,6,7,9,11,12

HIMCO VIT American Funds Global Growth Fund 5,6,7,9,11,12

HIMCO VIT American Funds Global Small Capitalization Fund 5,6,7,9,11,12,15

HIMCO VIT American Funds Growth Fund 6,7,9,11,12

HIMCO VIT American Funds Growth-Income Fund 4,6,7,9,11,12

HIMCO VIT American Funds International Fund 5,6,7,9,11,12

HIMCO VIT American Funds New World Fund 2,3,5,6,7,8,9,10,11,12,15

1.	Asset Allocation Risk – The risk that if the strategy of the Master Fund’s investment adviser for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

2.	Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

3.	Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments then due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

4.	Dividend Paying Security Investment Risk – Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

5.	Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

6.	Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

7.	Growth Orientation Risk – The price of a growth company’s stock may decrease, or it may not increase to the level that the Master Fund’s investment adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Master Fund is out of favor, the Master Fund may underperform other equity funds that use different investing styles.

8.

Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the

50

HIMCO VIT American Funds

Main Risks (Unaudited) – (continued)

more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value.

9.	Investment Strategy Risk – The investment strategy of the Master Fund’s investment adviser will influence performance significantly. If the investment strategy of the Master Fund’s investment adviser does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Master Fund’s investment objective will be achieved.

10.	Junk Bond Risk – Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

11.	Master-Feeder Structure Risk – Because it invests in the Master Fund, the Fund is also subject to risks related to the master-feeder structure. Other “feeder” funds may also invest in an Master Fund. As shareholders of a Master Fund, feeder funds, including the Fund, vote on matters pertaining to their respective Master Fund. Feeder funds with a greater pro rata ownership in an Master Fund could have effective voting control of the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of an Master Fund borne by the remaining feeder fund shareholders, including the applicable fund.

12.	Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

13.	Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk,“prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

14.	Non-Diversification Risk – The Master Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” fund. Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified Fund.

15.	Small Cap Stock Risk – Small capitalization stocks may be more risky than stocks of larger companies. Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy increased transaction costs

16.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but

51

HIMCO VIT American Funds

Main Risks (Unaudited) – (concluded)

generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

17.	Dollar Rolls Risk – Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

18.	To Be Announced (TBA) Securities Risk – TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

52

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or

get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share

certain Personal Information. We will share Personal

Information, only as allowed by law, with affiliates

such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent

these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. A copy of the code of ethics is filed herewith and is available, without charge, upon request, by calling 860-297-6700. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer or principal financial officer

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Mark Osterheld as the audit committee financial expert for the registrant. Mr. Osterheld qualifies as “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The registrant commenced operations on October 20, 2014 following the reorganization of certain series of Hartford Series Fund, Inc. (“HSF”) into corresponding shell series of HIMCO Variable Insurance Trust (“HVIT”), a newly-organized open-end investment management company (each, a “Reorganization”). The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the period ending December 31, 2014 are expected to total approximately $230,000.

(b)

Audit-Related Fees: Deloitte & Touche LLP (“D&T”), the registrant’s principal accountant, did not bill any fees to the registrant in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees: As of the date of this report, the aggregate fees invoiced by the principal accountant for professional services rendered for tax compliance, tax advice, and tax planning were $0. However, total Tax Fees for the period ending December 31, 2014 are not yet available. Registrant expects that such fees will total approximately $30,000.

(d)	All Other Fees: The registrant’s principal accountant did not provide any services to the registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant sets forth the procedures pursuant to which services provided by the independent registered public accounting firm (the “Independent Auditor”) for the registrant may be pre-approved. The following are some main provisions from the Policy:

-	The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the registrant.

-

The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any service affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant) during the period of the Independent Auditor’s engagement to provide audit services to the registrant, if the non-audit services to the service affiliate directly impact the registrant’s operations and financial reporting.

-	The Audit Committee shall pre-approve certain non-audit services to the registrant and its service affiliates pursuant to procedures set forth in the Policy.

The Independent Auditor may not provide specified prohibited non-audit services set forth in the Policy to the registrant, the registrant’s investment adviser, the service affiliates or any other member of the investment company complex.

(2) Not applicable

(f)	Not applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser for the fiscal years ending December 31, 2013 and December 31, 2014 were approximately $2,015,000 and $2,252,000, respectively.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and service affiliates is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	The registrant did not experience a change in internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics
(2) (i) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a))
(ii) The certification required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
February 27, 2015

By:	/s/ Peter Sannizzaro
Peter Sannizzaro
Treasurer
February 27, 2015